As filed with the Securities and Exchange Commission on November 30, 2005

Registration Nos. 33-61997, 811-7343

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 28	☒

(Check appropriate box or boxes)

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE (GC3)

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (973) 802-6469

Jonathan D. Shain, Esq.

Gateway Center Three (GC3)

100 Mulberry Street

Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective

date of the Registration Statement.

It is proposed that this filing will become effective

(check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 30, 2005 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered . . . . Shares of common stock, par value $.001 per share.

JennisonDryden Asset Allocation Funds

NOVEMBER 30, 2005	PROSPECTUS

JennisonDryden Conservative Allocation Fund Objective: Current income and a reasonable level of capital appreciation

JennisonDryden Moderate Allocation Fund Objective: Capital appreciation and a reasonable level of current income

JennisonDryden Growth Allocation Fund Objective: Long-term capital appreciation

FUND TYPE

Balanced/allocation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Portfolios’ shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, New Jersey and its affiliates.

3	Risk/Return Summary
3	The Asset Allocation Framework
5	Investment Objectives and Principal Strategies
9	Target Ranges for the Underlying Funds
16	Principal Risks
18	Fees and Expenses

22	How the Portfolios Invest
22	Investment Objectives and Policies
22	Equity, Fixed-Income, Money Market, Foreign and U.S. Government Securities
24	Other Investments and Strategies
29	Investment Risks

35	How the Portfolios are Managed
35	Board of Directors
35	Manager
36	Investment Adviser
36	Portfolio Managers
37	Distributor
37	Disclosure of Portfolio Holdings

38	Portfolio Distributions and Tax Issues
38	Distributions
39	Tax Issues
40	If You Sell or Exchange Your Shares

42	How to Buy, Sell and Exchange Shares of the Portfolios
42	How to Buy Shares
55	How to Sell Your Shares
58	How to Exchange Your Shares
61	Telephone Redemptions or Exchanges
62	Expedited Redemption Privilege

63	Financial Highlights
63	Conservative Allocation Fund
67	Moderate Allocation Fund
71	Growth Allocation Fund

For More Information (Back Cover)

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Risk/Return Summary

This prospectus highlights key information about the investment portfolios (the Portfolios) of JennisonDryden Asset Allocation Portfolios. The Portfolios are the JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), the JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and the JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each Portfolio is a separate series of The Prudential Investment Portfolios, Inc. (“the Company”) and each is a non-diversified fund. The Company’s three other series—Jennison Growth Fund, Dryden Active Allocation Fund and Jennison Equity Opportunity Fund—are each diversified funds. More information about each of the diversified funds can be found in each fund’s respective prospectus and the Statement of Additional Information covering all of the Company’s series (the SAI). Additional information about the Portfolios follows this summary.

THE ASSET ALLOCATION FRAMEWORK

Introduction

Studies have shown that one of the greatest factors impacting long-term investment returns is attributable to an investor’s asset allocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than attempting to find the right time to buy and sell securities.1 Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on their own. Investors have increasingly looked to mutual funds as a way to diversify their investments.

Each of the Portfolios is structured as a “fund of funds”. This means that instead of buying individual securities directly, the Portfolios invest primarily in other mutual funds within the JennisonDryden fund family. We refer to these other funds as the “Underlying Funds”. More detailed information about the “fund of funds” structure appears below under “Risk/Return Summary—How are the Portfolios Managed?”

The Portfolios are designed for investors who want investment professionals to make their asset allocation decisions. The three Portfolios offer investors a means to manage their long-term investments in light of their personal investment goals and risk tolerance. By investing in the Underlying Funds, each Portfolio pursues its investment objective by investing indirectly in a mix of equity and fixed-income securities appropriate for a particular type of investor. Each Portfolio may serve as the core element of a larger investment portfolio.

Under normal market conditions, each Portfolio’s assets will be invested in various Underlying Funds within the allocation ranges described in this prospectus. Each

[1]	Source: Association for Investment Management Research, “Does Asset Allocation Policy Explain 40, 90 or 100 Percent of Performance?” by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January 1, 2000.

JennisonDryden Asset Allocation Funds	3

Risk/Return Summary

Portfolio may hold a portion of its assets in cash or cash equivalents for cash management purposes.

These cash and cash equivalents are not included in the Portfolio’s assets for purposes of determining the allocations among the Underlying Funds.

How Does a “Fund of Funds” Work?

As a fund of funds, the Portfolios will invest in Class Z shares of the Underlying Funds, all of which are other mutual funds in the JennisonDryden fund family. Each Portfolio will invest in a different blend of Underlying Funds in accordance with its specific investment objective.

Because the assets of each Portfolio will be invested in Underlying Funds, each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds in which it invests. A Portfolio’s ability to meet its investment objectives will depend, in part, on the extent to which the Underlying Funds realize their investment objectives. The degree to which a Portfolio can achieve its objectives will also depend on whether the Manager’s allocations to the various asset classes through allocation among the Underlying Funds prove successful. Also, through their investments in Underlying Funds, the Portfolios will bear the same types of investment risks that apply to the Underlying Funds. The degree to which a Portfolio is subject to investment risks will depend on the amount of the Portfolio’s assets invested in particular Underlying Funds. For more information about these risks, see the section called “How the Portfolios Invest—Investment Risks”.

While there is no assurance that a Portfolio’s allocations among Underlying Funds will provide the most favorable returns to investors, it is expected that each Portfolio’s performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

As a Portfolio shareholder, you will not have to pay any additional sales charges or ongoing distribution fees as part of the fund of funds structure. This is because the Portfolios invest in Class Z shares of the Underlying Funds, which do not bear those charges and fees. While there are no duplicative advisory fees, you should know that you will pay indirectly for certain expenses of the Underlying Funds, in addition to the expenses of the Portfolio you own, such as fees for custodian services, Directors’ fees, legal and accounting services and transfer agency services. We will make every effort to avoid duplicative expenses where possible. An investor can avoid any duplicative expenses by investing directly in the Underlying Funds instead of a Portfolio. As a result of some fees being incurred by the Portfolios and the Underlying Funds, some of the expenses you bear as an investor in a Portfolio will be higher than

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if you invested directly in the Underlying Funds. You should consider whether any greater expense is offset by the Portfolios’ asset allocation structure, which allows you to hold a broad array of investments while owning shares of a single mutual fund. The indirect expenses of the Portfolios will fluctuate over time due to fluctuations in expenses incurred by the Underlying Funds, and fluctuations in the asset allocation of the assets of the Portfolios among the Underlying Funds. For more information about each Portfolio’s expenses, see “Fees and Expenses” below.

How Are the Portfolios Managed?

The Manager believes that its asset allocation strategy and the fund of funds approach will enhance the performance of the Portfolios and minimize their volatility. First, the Manager has identified a group of funds in the JennisonDryden fund family that the Portfolios may invest in. We refer to these funds as “Underlying Funds”. This allows portions of each Portfolio’s assets to be invested in specific Underlying Funds that focus on a particular type and style of investing, and the Manager believes that the combinations will result in Portfolios with varying degrees of risk.

Secondly, the Manager believes that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly, the Manager believes that investing in a variety of investment types and styles through the Underlying Funds will reduce each Portfolio’s volatility relative to the price movements of a single asset class. The Manager monitors the strategy and performance of each Underlying Fund and allocates the Portfolios’ assets among them within each Portfolio’s stated ranges. For more information about these ranges, see “Target Ranges for the Underlying Funds” below.

Underlying Funds

Each Underlying Fund has its own investment objectives and principal strategies. Except for each Underlying Fund’s fundamental policies, each Underlying Fund may change its principal strategies without shareholder approval to the extent consistent with the Underlying Fund’s objectives. The Underlying Funds’ investment objectives and fundamental policies may be changed only with approval of their respective shareholders.

For a description of the principal strategies of the Underlying Funds, please see the Prospectus of each Underlying Fund, which is available free of charge by telephoning (800) 225-1852.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. For more information on the risks associated

JennisonDryden Asset Allocation Funds	5

Risk/Return Summary

with the Portfolios, see “Principal Risks” below. While we make every effort to achieve the investment objective of each Portfolio, we can’t guarantee success.

How Do the Portfolios Differ?

Each Portfolio has a distinct investment objective and is situated differently along the risk/return spectrum.

The risk/return balance of each Portfolio depends upon the proportion of assets it allocates to different types of investments. Of course, higher risk does not always result in higher returns. Historic performance is not indicative of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Portfolios designed to provide a mix of investment types and styles that is appropriate for investors with conservative, moderate and more aggressive investment orientations.

Conservative Allocation Portfolio

The Conservative Allocation Portfolio’s investment objective is current income and a reasonable level of capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. The Portfolio under normal circumstances will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Portfolio’s total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth as a hedge against

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inflation. The Portfolio’s focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.

Risks. The Conservative Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under “Principal Risks” and “How the Portfolios Invest—Investment Risks”, are:

■	Market risk

■	Style risk

■	Credit risk

■	Interest rate risk

■	Small- and medium-size company risk

■	Prepayment risk

■	Junk bond risk

■	Foreign market risk

Moderate Allocation Portfolio

The Moderate Allocation Portfolio’s investment objective is capital appreciation and a reasonable level of current income. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances, the Portfolio will invest approximately 65% of its total assets in Underlying Funds that invest primarily in a diversified portfolio of equity securities, with the remainder invested in Underlying Funds that invest primarily in fixed income securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors looking for a balance of long-term capital growth and current income, with some tolerance for investment risk.

Risks. The Moderate Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under “Principal Risks” and “How the Portfolios Invest—Investment Risks”, are:

■	Market risk

■	Style risk

■	Small- and medium-size company risk

JennisonDryden Asset Allocation Funds	7

Risk/Return Summary

■	Foreign market risk

■	Credit risk

■	Interest rate risk

■	Prepayment risk

■	Junk bond risk

Growth Allocation Portfolio

The Growth Allocation Portfolio’s investment objective is long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Portfolio will invest approximately 90% of its assets in Underlying Funds that invest primarily in equity securities and the remainder in Underlying Funds that invest primarily in fixed-income securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Portfolio may be appropriate for investors seeking long-term capital growth with a significant tolerance for investment risk. In addition, investors who already have a diversified portfolio may find this allocation suitable as an additional growth component.

Risks. The Growth Allocation Portfolio is exposed to the same types of risks as the Underlying Funds in which it invests. The principal risks of the Portfolio, described below under “Principal Risks” and “How the Portfolios Invest—Investment Risks”, are:

■	Market risk

■	Style risk

■	Foreign market risk

■	Small- and medium-size company risk

■	Credit risk

■	Interest rate risk

■	Prepayment risk

■	Junk bond risk

An investor can choose any of these three Portfolios, depending on his or her financial situation, personal investment objectives, investment horizon and level of risk tolerance.

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TARGET RANGES FOR THE UNDERLYING FUNDS

The tables in this subsection identify the Underlying Funds that the Portfolios currently contemplate investing in, along with each Underlying Fund’s primary investment type or style and the investment allocation ranges for the Underlying Funds that the Portfolios are targeting.

In response to market developments, the Manager may rebalance the allocation of the Portfolios’ assets among existing Underlying Funds or may add or eliminate funds from the list of Underlying Funds in accordance with each Portfolio’s investment objective and the policies described below. The Manager also may vary the allocation ranges for each Underlying Fund of a Portfolio at any time if the Manager believes that doing so will better enable the Portfolio to pursue its investment objective.

Conservative Allocation Portfolio

The Portfolio’s investment objective is current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Portfolio will invest approximately 60% of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Portfolio’s total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class.

Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Dryden Government Income Fund	■ High current return	0-30%	■ Fixed Income	■ U.S. Government securities

■ Dryden High Yield Fund	■ Maximize current income	0-20%	■ Fixed Income	■ High yield debt, including junk bond and emerging market debt

■ Dryden Short-Term Corporate Bond Fund	■ High current income consistent with preservation of principal	0-30%	■ Fixed Income	■ Short duration investment-grade debt instruments

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Risk/Return Summary

Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Dryden Ultra-Short Bond Fund	■ Current income consistent with low volatility of principal	0-30%	■ Fixed Income	■ Short duration investment-grade debt instruments

■ Dryden International Equity Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Growth and value oriented, focusing on large-cap foreign stocks

■ Jennison Growth Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Growth-oriented, focusing on large-cap U.S. stocks

■ Jennison Equity Opportunity Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Value-oriented, focusing on multi-cap stocks

■ Jennison 20/20 Focus Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Growth and value-oriented, focusing on large-cap stocks

■ Jennison U.S. Emerging Growth Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth-oriented, focusing on small-cap and mid-cap U.S. stocks

■ Jennison Value Fund	■ Capital appreciation	0-20%	■ Equities	■ Value-oriented, focusing on large-cap stocks

■ Dryden Large Cap Core Equity Fund	■ Long-term after-tax growth of capital	0-20%	■ Equities	■ Growth and value, focusing on large-cap stocks

■ Dryden Small Cap Core Equity Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth and value, focusing on small-cap stocks

The Portfolio will normally invest approximately 60% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt

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obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund in which the Portfolio invests will have varying average maturities and average duration, depending on the investment strategies of particular Underlying Funds. Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price.

We may invest up to 20% of the Portfolio’s total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds”, including securities rated below B by Standard & Poor’s Ratings Services (S&P), Moody’s Investors Service, Inc. (Moody’s) or another major rating service, and unrated debt obligations that the respective Underlying Fund’s adviser believes are comparable in quality.

We may also invest up to 25% of the Portfolio’s total assets in Underlying Funds that invest in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

The Portfolio will normally invest up to 40% of its total assets in Underlying Stocks that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest up to 20% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro—a multinational currency unit). Therefore, the limitations described above on the amount of the Portfolio’s total assets that may be invested in Underlying Funds that invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

Moderate Allocation Portfolio

The Portfolio’s investment objective is capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and

JennisonDryden Asset Allocation Funds	11

Risk/Return Summary

investments that will pay income. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. Under normal circumstances the Portfolio will invest approximately 65% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities with the remainder invested in Underlying Funds that invest in fixed-income securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Jennison Growth Fund	■ Long-term growth of capital	0-30%	■ Equities	■ Growth-oriented, focusing on large-cap U.S. stocks

■ Jennison Equity Opportunity Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Value-oriented, focusing on multi-cap stocks

■ Dryden International Equity Fund	■ Long-term growth of capital	0-30%	■ Equities	■ Growth and value oriented, focusing on large-cap foreign stocks

■ Jennison 20/20 Focus Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Growth and value-oriented, focusing on large-cap stocks

■ Jennison U.S. Emerging Growth Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth-oriented, focusing on small-cap and mid-cap U.S. stocks

■ Jennison Value Fund	■ Capital appreciation	0-20%	■ Equities	■ Value-oriented, focusing on large-cap stocks

■ Dryden Large Cap Core Equity Fund	■ Long-term after-tax growth of capital	0-20%	■ Equities	■ Growth and value, focusing on large-cap stocks

■ Dryden Small Cap Core Equity Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth and value, focusing on small-cap stocks

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Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Dryden Government Income Fund	■ High current return	0-30%	■ Fixed Income	■ U.S. Government Securities

■ Dryden High Yield Fund	■ Maximize current income	0-20%	■ Fixed Income	■ High yield debt, including junk bond and emerging market debt

■ Dryden Short-Term Corporate Bond Fund	■ High current income consistent with preservation of principal	0-20%	■ Fixed Income	■ Short duration investment-grade debt instruments

■ Dryden Ultra-Short Bond Fund	■ Current income consistent with low volatility of principal	0-20%	■ Fixed Income	■ Short duration investment-grade debt instruments

The Portfolio will normally invest up to 65% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest up to 30% of its total assets in Underlying Funds that invest in non-U.S. dollar-denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those debt obligations or stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitations described above on the amount of the Portfolio’s total assets that may be invested in Underlying Funds which invest in foreign debt obligations and stocks of foreign companies do not apply to U.S. dollar-denominated foreign debt obligations or stocks.

The Portfolio will normally invest up to 35% of its total assets in Underlying Funds that invest primarily in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. Underlying Funds may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. The Underlying Funds may also invest in asset-backed securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges.

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Risk/Return Summary

We may invest up to 20% of the Portfolio’s total assets in Underlying Funds that invest in high-yield debt obligations—also known as “junk bonds”, including securities rated below B by S&P, Moody’s or another major rating service, and unrated debt obligations that the respective Underlying Fund’s adviser believes are comparable in quality.

We may also invest up to 25% of the Portfolio’s total assets in Underlying Funds that invest in non-U.S. dollar-denominated foreign debt obligations, including up to 10% of its total assets in Underlying Funds that invest in debt obligations of issuers in emerging markets.

Growth Allocation Portfolio

The Portfolio’s investment objective is long-term capital appreciation. This means that we seek investments that will increase in value. The Portfolio seeks to achieve its objective by investing approximately 90% of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities. The Portfolio’s remaining assets are invested in Underlying Funds that invest in fixed income securities. The investment adviser will monitor the Portfolio’s investments in Underlying Funds on a regular basis in order to maintain the allocation to each asset class.

Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Jennison Growth Fund	■ Long-term growth of capital	0-30%	■ Equities	■ Growth-oriented, focusing on large-cap U.S. stocks

■ Jennison Equity Opportunity Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Value-oriented, focusing on multi-cap stocks

■ Dryden International Equity Fund	■ Long-term growth of capital	0-35%	■ Equities	■ Growth and value oriented, focusing on large-cap foreign stocks

■ Jennison 20/20 Focus Fund	■ Long-term growth of capital	0-20%	■ Equities	■ Growth and value- oriented, focusing on large-cap stocks

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Underlying Fund	Investment Objective	Range of Allocation of Total Assets of the Portfolio	Asset Class	Primary Investment Type/Style

■ Jennison U.S. Emerging Growth Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth-oriented, focusing on small-cap and mid-cap U.S. stocks

■ Jennison Value Fund	■ Capital appreciation	0-20%	■ Equities	■ Value-oriented, focusing on large-cap stocks

■ Dryden Large Cap Core Equity Fund	■ Long-term after-tax growth of capital	0-20%	■ Equities	■ Growth and value, focusing on large-cap stocks

■ Dryden Small Cap Core Equity Fund	■ Long-term capital appreciation	0-20%	■ Equities	■ Growth and value, focusing on small-cap stocks

■ Dryden Government Income Fund	■ High current return	0-30%	■ Fixed Income	■ U.S. Government Securities

■ Dryden High Yield Fund	■ Maximize current income	0-20%	■ Fixed Income	■ High yield debt, including junk bond and emerging market debt

■ Dryden Short-Term Corporate Bond Fund	■ High current income consistent with preservation of principal	0-20%	■ Fixed Income	■ Short duration investment-grade debt instruments

■ Dryden Ultra-Short Bond Fund	■ Current income consistent with low volatility of principal	0-20%	■ Fixed Income	■ Short duration investment-grade debt instruments

■ Dryden Total Return Bond Fund	■ Total Return	0-20%	■ Fixed Income	■ Multi-sector debt instruments

The Portfolio will normally invest up to 90% of its total assets in Underlying Funds that invest primarily in common stocks of U.S. and foreign companies of all market capitalization ranges. The Portfolio may invest the remainder of its assets in Underlying Funds that invest primarily in fixed-income securities. The Portfolio may invest up to 35% of its total assets in Underlying Funds that invest in non-U.S. dollar-

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Risk/Return Summary

denominated stocks of foreign companies, including companies in emerging markets. “Foreign” securities are those stocks of foreign companies that are denominated in foreign currencies (including the euro). Therefore, the limitation described above on the amount of the Portfolio’s total assets that may be invested in Underlying Funds that invest in the stocks of foreign companies does not apply to U.S. dollar-denominated foreign stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. There is no assurance that the Portfolios will achieve their respective investment objectives. The following summarizes the principal risks associated with investments in the Portfolios and the Underlying Funds in which the Portfolios invest. The summary is not intended to be exhaustive. For a more complete description of such risks, please refer to the SAI and to the prospectuses of the Underlying Funds which are available free of charge by telephoning (800) 225-1852.

Equity Risk

Since the Portfolios invest in Underlying Funds that invest in equity securities, there is the risk that the price of a particular stock owned by an Underlying Fund could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large companies are more stable than the stock prices of small companies, but this is not always the case. Each Portfolio’s indirect equity holdings can vary significantly from broad market indexes, and their performance can deviate from the performance of those indexes.

Small- and Medium-Size Company Risk

Each Portfolio invests to some degree in Underlying Funds that may invest in stocks of small- and medium-size companies. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk

Since some of the Underlying Funds focus on either a growth or value style of equity investing, there is the risk that a particular style may be out of favor for a period of time. Also, as funds of funds, the Portfolios use an asset allocation strategy in selecting Underlying Funds for investment. Although the investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

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Credit Risk, Market Risk and Interest Rate Risk

The Portfolios invest in Underlying Funds which invest in debt obligations. Debt obligations have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay interest or repay principal to the Underlying Fund. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.

Junk Bond Risk

Debt securities rated below investment grade—also known as ”junk bonds”—have a higher risk of default and tend to be less liquid.

Foreign Market Risk

Since the Portfolios invest in Underlying Funds which invest in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

Portfolios do not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, certain Underlying Funds, however, have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, a Portfolio’s performance and can have adverse tax consequences.

Derivatives Risk

Some of our investment strategies—such as using leverage or derivatives—also involve above-average risks. The Underlying Funds may use various derivative strategies to try to enhance return. They may also use derivatives as hedging techniques to try to protect the value of their assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to an Underlying Fund, and, therefore, to a Portfolio that would not otherwise have occurred. If an Underlying Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Underlying Fund has agreed to pay. This would cause the value of shares of an Underlying Fund, and, therefore, a Portfolio to decrease faster than would otherwise be the case, and is the speculative characteristic known as “leverage”.

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Risk/Return Summary

Non-Diversified Status

Because of the fund of funds structure, the Portfolios are considered “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, each Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, each Portfolio’s assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio’s overall value to decline to a greater degree.

Like any mutual fund, an investment in the Portfolios could lose value and you could lose money. For more detailed information about the risks associated with the Portfolios, see “How the Portfolios Invest—Investment Risks”.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of a Portfolio—Class A, B, C and Z. Each share class has different (or no) sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z shares are available only to limited groups of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Portfolios”.

Shareholder Fees[1] (paid directly from your investment)
	Class A	Class B	Class C	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%[3]	1%[4]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None
Redemption fees	None	None	None	None
Exchange fee	None	None	None	None

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

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Annual Portfolio Operating Expenses (deducted from Portfolio assets)
	Class A	Class B	Class C	Class Z
Conservative Allocation Portfolio
Management fees[1]	.20%	.20%	.20%	.20%
+ Distribution and service (12b-1) fees[2]	.30%	1.00%	1.00%	None
+ Other expenses[3]	.75%	.75%	.75%	.75%
+ Underlying Fund fees and expenses[4]	.81%	.81%	.81%	.81%
= Total annual operating expenses	2.06%	2.76%	2.76%	1.76%
– Expense limitation[5]	(.45)%	(.45)%	(.45)%	(.45)%
– 12b-1 Fee waiver[6]	(.05)%	None	None	None
= Net annual operating expenses	1.56%	2.31%	2.31%	1.31%

Moderate Allocation Portfolio
Management fees[1]	.20%	.20%	.20%	.20%
+ Distribution and service (12b-1) fees[2]	.30%	1.00%	1.00%	None
+ Other expenses[3]	.43%	.43%	.43%	.43%
+ Underlying Fund fees and expenses[4]	.93%	.93%	.93%	.93%
= Total annual operating expenses	1.86%	2.56%	2.56%	1.56%
– Expense limitation[5]	(.13)%	(.13)%	(.13)%	(.13)%
– 12b-1 Fee waiver[6]	(.05)%	None	None	None
= Net annual operating expenses	1.68%	2.43%	2.43%	1.43%

Growth Allocation Portfolio
Management fees[1]	.20%	.20%	.20%	.20%
+ Distribution and service (12b-1) fees[2]	.30%	1.00%	1.00%	None
+ Other expenses[3]	.75%	.75%	.75%	.75%
+ Underlying Fund fees and expenses[4]	1.05%	1.05%	1.05%	1.05%
= Total annual operating expenses	2.30%	3.00%	3.00%	2.00%
– Expense limitation[5]	(.45)%	(.45)%	(.45)%	(.45)%
– 12b-1 Fee waiver[6]	(.05)%	None	None	None
= Net annual operating expenses	1.80%	2.55%	2.55%	1.55%

[1]	The management fee primarily compensates the Manager for services relating to supervision of the investment adviser and related matters, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. As a fund of funds, each Portfolio will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests and are included in “Underlying Fund fees and expenses”.
[2]	Investors in the Portfolios pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Portfolio purchased. There will be no duplication of sales charges or Rule 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees.
[3]	The “other expenses” are annualized, based on amounts for the fiscal year ended September 30, 2005. Certain expenses, including fees for custodian services, Directors’ fees, legal and accounting services and transfer agency services, are incurred at both the Portfolio level and the Underlying Fund level.
[4]	“Underlying Fund fees and expenses” reflect the Underlying Funds’ total annual operating fees and expenses and set forth each Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which each

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Risk/Return Summary

Portfolio invests. The Underlying Fund fees and expenses are estimated based on annualized amounts for the current fiscal year and assumes that each Portfolio maintained constant allocations of assets to the Underlying Funds allocations as of the date of this prospectus. The actual Underlying Fund expenses will vary with changes in the allocations of the Portfolios’ assets. These expenses are based on the total expense ratio of Class Z shares of the Underlying Funds for each Underlying Fund’s most recent fiscal period. Some Underlying Funds may have expense limitations or waivers that reduce total expenses.

[5]	The Manager of the Portfolios has contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Portfolios to .50 of 1% of each Portfolio’s average daily net assets for the period ending January 31, 2007.
[6]	The Distributor of the Portfolios has contractually agreed to reduce its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2007.

Example

This example is intended to help you compare the fees and expenses of each Portfolio’s different share classes and the cost of investing in each Portfolio, including each Portfolio’s pro rata portion of the expenses charged by the Underlying Funds in which each Portfolio invests, with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same, including the indirect expenses of the Underlying Funds, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Portfolio
Class A shares	$700	$1,115	$1,554	$2,771
Class B shares	$734	$1,114	$1,520	$2,810
Class C shares	$334	$814	$1,420	$3,057
Class Z shares	$133	$510	$912	$2,036

Moderate Allocation Portfolio
Class A shares	$711	$1,086	$1,485	$2,596
Class B shares	$746	$1,084	$1,449	$2,634
Class C shares	$346	$784	$1,349	$2,885
Class Z shares	$146	$480	$838	$1,845

Growth Allocation Portfolio
Class A shares	$723	$1,184	$1,670	$3,004
Class B shares	$758	$1,185	$1,638	$3,045
Class C shares	$358	$885	$1,538	$3,286
Class Z shares	$158	$584	$1,036	$2,291

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You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Conservative Allocation Portfolio
Class A shares	$700	$1,115	$1,554	$2,771
Class B shares	$234	$814	$1,420	$2,810
Class C shares	$234	$814	$1,420	$3,057
Class Z shares	$133	$510	$912	$2,036

Moderate Allocation Portfolio
Class A shares	$711	$1,086	$1,485	$2,596
Class B shares	$246	$784	$1,349	$2,634
Class C shares	$246	$784	$1,349	$2,885
Class Z shares	$146	$480	$838	$1,845

Growth Allocation Portfolio
Class A shares	$723	$1,184	$1,670	$3,004
Class B shares	$258	$885	$1,538	$3,045
Class C shares	$258	$885	$1,538	$3,286
Class Z shares	$158	$584	$1,036	$2,291

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How the Portfolios Invest

INVESTMENT OBJECTIVES AND POLICIES

The Portfolios pursue their investment objectives by normally investing primarily in Underlying Funds, which invest in equity-related securities, debt securities and money market instruments. Each Portfolio invests in Underlying Funds in accordance with its specific objectives and risk/reward profile. The Portfolios’ investments may be shifted among the Underlying Funds in order to maximize the Portfolios’ total return within the scope of their respective investment objectives. The following discussion of the Portfolios’ investment policies and strategies assumes that each Portfolio will invest in securities exclusively by purchasing shares of the Underlying Funds, except for certain U.S. Government securities and money market instruments.

Conservative Allocation Portfolio

The Portfolio’s investment objective is current income and a reasonable level of capital appreciation. This means that the Portfolio seeks investments that will pay income and increase in value. The Portfolio seeks to achieve its objective by investing in Underlying Funds which invest in a diversified portfolio of fixed-income and equity securities.

Moderate Allocation Portfolio

The Portfolio’s investment objective is capital appreciation and a reasonable level of current income. This means that the Portfolio seeks investments that will increase in value and investments that will pay income. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity and fixed-income securities.

Growth Allocation Portfolio

The Portfolio’s investment objective is long-term capital appreciation. This means that the Portfolio seeks investments that will increase in value. The Portfolio seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities.

EQUITY, FIXED-INCOME, MONEY MARKET, FOREIGN AND U.S. GOVERNMENT SECURITIES

Equity-Related Securities

Each Portfolio may invest in Underlying Funds that invest in equity-related securities. In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that can be converted into the

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company’s common stock or some other equity security. The Underlying Funds may buy common stocks of companies of every size—small, medium and large capitalization.

Fixed-Income Securities

Underlying Funds may invest in debt obligations, including corporate and non-corporate obligations, such as U.S. government securities. The debt obligations held by an Underlying Fund will have varying average maturities and average duration ranges. Lower-rated debt obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. An Underlying Fund may continue to hold an obligation even if it is later downgraded or no longer rated. An Underlying Fund also may invest in obligations that are not rated, but that the Underlying Fund believes are of comparable quality to these lower-rated obligations.

Money Market Instruments

The Portfolios, either directly or through an Underlying Fund, may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. Government Securities

The Portfolios, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency, depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Foreign Securities

Some Underlying Funds invest in foreign equity securities or in fixed-income securities of foreign issuers. For purposes of investment limitations of the Portfolios and the Underlying Funds, ADRs and other similar receipts or shares traded in U.S. markets are not considered foreign securities. Investing in the equity markets of developing countries involves exposure to economies that are generally less diverse

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How the Portfolios Invest

and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, the following investment strategies may also be used to try to increase an Underlying Fund’s and, therefore, a Portfolio’s, returns or protect its assets if market conditions warrant.

Mortgage-Related Securities

The Portfolios may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities

The Portfolios may invest in Underlying Funds that invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely

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repayments on the underlying loans when due or prepayments on underlying assets accelerate due to declines in interest rates, the Underlying Fund, and, therefore, a Portfolio, could suffer a loss on its investment. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

Portfolio Turnover

The Portfolios generally do not expect to have high rates of portfolio turnover (100% or more) although some of the Underlying Funds have historically had annual portfolio turnover rates of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover results in higher brokerage commissions and other transaction costs and can affect a Portfolio’s performance. It can also result in a greater amount of distributions as ordinary income rather than long-term capital gains.

Repurchase Agreements

The Portfolios may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.

Reverse Repurchase Agreements and Forward Rolls

The Portfolios may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.

Short Sales

The Portfolios may invest in Underlying Funds that make short sales of a security. This means that an Underlying Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will

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How the Portfolios Invest

decline. The Underlying Fund generally borrows the security to deliver to the buyer in a short sale. The Underlying Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Underlying Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Underlying Fund will lose money if the price of the security increases between the time of the short sale and the date when the Underlying Fund replaces the borrowed security. The Underlying Funds’ respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets. The Underlying Funds also may make short sales “against the box”. In a short sale against the box, at the time of sale, an Underlying Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Underlying Fund gives up the opportunity for capital appreciation in the security. The Underlying Funds’ respective limitations on the amount of assets available for short sales against the box range from 10% to 25% of total assets.

Derivative Strategies

The Portfolios may invest in Underlying Funds that use various derivative strategies to try to improve their returns. An Underlying Fund may use hedging techniques to try to protect its assets. It cannot be guaranteed that these strategies will work, that the instruments necessary to implement these strategies will be available or that an Underlying Fund and, therefore, a Portfolio will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. An Underlying Fund may use derivatives to try to reduce risk or to increase returns consistent with each Underlying Fund’s overall investment objective. The investment adviser of an Underlying Fund will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives that are used may not match or offset the Underlying Fund’s underlying positions and this could result in losses to the Underlying Fund and, therefore, to the Portfolio that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Portfolios may invest in Underlying Funds that purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium.

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Futures Contracts and Related Options; Foreign Currency Forward Contracts. The Portfolios may invest in Underlying Funds that purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Underlying Fund makes daily margin payments based on price movements in the index. The Underlying Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

For more information, see “Investment Risks” below and the Statement of Additional Information, “Description of the PIP Funds and the Underlying Funds, Their Investments and Risks”. The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Portfolios. To obtain a copy, see the back cover page of this prospectus.

Each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental. The Portfolios’ allocations of assets among Underlying Funds, U.S. Government securities and short-term instruments, and the target ranges in each Underlying Fund, may be changed from time to time without shareholder approval.

Cash Management

To the extent that any Portfolio has uninvested assets, Quantitative Management Associates LLC (QMA) will manage these assets until they can be invested in Underlying Funds in accordance with the Portfolio’s investment strategy or are used for daily cash needs. QMA will invest such assets primarily in high-quality, short-term money market instruments. The Portfolios may buy these instruments directly, rather than through investing in an Underlying Fund. These investments may be inconsistent with that Portfolio’s principal strategies and could prevent the Portfolio from achieving its investment objective.

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How the Portfolios Invest

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of each Portfolio’s total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve a Portfolio’s assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality foreign or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective.

Additional Strategies

The Portfolios, through their investments in Underlying Funds, also follow certain policies when they borrow money (the Underlying Funds can borrow from 20% to 33 1/3% of the value of their respective total assets); purchase shares of affiliated investment companies (the Fund may also invest up to 25% of its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lend securities to others for cash management purposes (the Underlying Funds can lend from 30% to 33 1/3% of the value of its total assets including collateral received in the transaction); and hold illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see “Investment Restrictions” in the SAI.

For more information about these strategies see the SAI, “Description of the Fund, Its Investments and Risks—Risk Management and Return Enhancement Strategies.”

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INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Portfolios is no exception. Since the Portfolios’ holdings can vary significantly from broad market indexes, performance of the Portfolios can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Portfolios’ and Underlying Funds’ principal strategies and certain other non-principal strategies. For more information, see “Description of the PIP Funds and the Underlying Funds, Their Investments and Risks” in the SAI.

Investment Type	Risks	Potential Rewards

Equity securities

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Underlying Funds’ and, thereby, the Portfolios’ investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Underlying Funds’ and, thereby, the Portfolios’ investments

■  Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow

■  Style risk—a Portfolio, through its investments in the Underlying Funds, may invest the bulk of its assets in an asset category that is out of favor or focus on a style of investing that is out of favor, which could result in losses if stock prices fall

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

■  May be a source of dividend income

■  The Portfolios’ asset allocation strategies may provide stable returns

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How the Portfolios Invest

(cont’d)

Investment Type	Risks	Potential Rewards

Small- and medium-capitalization stocks

■  Stocks of smaller companies are more volatile and may decline more than those in the S&P 500

■  Small- and medium-size companies are more likely to reinvest earnings and not pay dividends

■  Changes in interest rates may affect the securities of small- and medium-size companies more than the securities of larger companies

■ Highly successful smaller companies can outperform larger ones

Fixed-income obligations

■  An Underlying Fund’s, and thereby, a Portfolio’s holdings, share price and total return may fluctuate in response to bond market movements

■  Credit risk—the risk that the default of an issuer would leave the Underlying Fund with unpaid interest or principal. The lower a bond’s quality, the higher its potential volatility

■  Market risk—the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole

■  Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility

■  Most bonds will rise in value when interest rates fall

■  A source of regular interest income

■  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends

■  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks

■  Investment-grade bonds have a lower risk of default than junk bonds

■  Junk bonds offer higher yields and higher potential gains than investment-grade bonds

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(cont’d)

Investment Type	Risks	Potential Rewards

Mortgage-related securities

■  Prepayment risk—the risk that the underlying mortgage may be pre-paid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require an Underlying Fund to reinvest in lower-yielding securities

■  Credit risk—the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and interest rate risk described above under “Fixed-income obligations.”

■  A source of regular interest income

■  The U.S. government guarantees interest and principal payments on certain securities

■  May benefit from security interest in real estate collateral

■  Pass-through instruments provide greater diversification than direct ownership of loans

■  May provide capital appreciation

Asset-backed securities

■  The security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-related securities

■  Credit risk—the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and interest rate risk described above under “Fixed-income obligations.”

■  A source of regular interest income

■  Prepayment risk is generally lower than with mortgage-related securities

■  Pass-through instruments provide greater diversification than direct ownership of loans

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How the Portfolios Invest

(cont’d)

Investment Type	Risks	Potential Rewards

High-yield debt securities (junk bonds)

■  Higher credit risk than investment-grade debt securities

■  Higher market risk than investment-grade debt securities

■  More volatile than investment-grade debt securities

■  May be more illiquid (harder to value and sell), in which case valuation would depend more on the investment adviser’s judgment than is generally the case with investment-rated securities

■ May offer higher interest income than investment-grade debt securities and higher potential gains

Foreign securities

■  Foreign market risk—foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

■  Foreign market risk—differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and more risk

■  Foreign market risk—investments in emerging market securities are subject to greater volatility and price declines

■  Currency risk—adverse change in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Investors can participate in the growth of foreign markets through investments in companies operating in those markets

■  May profit from a favorable change in the value of foreign currencies

■  Opportunities for diversification

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(cont’d)

Investment Type	Risks	Potential Rewards

Reverse repurchase agreements and dollar rolls

■  May magnify underlying investment losses

■  Investment costs may exceed potential underlying investment gains

■  Leverage risk—the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Underlying Fund must repurchase

■ May magnify underlying investment gains

Derivatives

■  The value of derivatives (such as futures, options and foreign currency forward contracts) that are used to hedge a security is generally determined independently from that security and could result in a loss to the Underlying Fund when the price movement of the derivative does not correlate with a change in the value of the security

■  Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  Certain types of derivatives involve costs that can reduce an Underlying Fund returns

■  An Underlying Fund could make money and protect against losses if the investment analysis proves correct

■  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost

■  One way to manage the risk/return balance is by locking in the value of an investment ahead of time

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility investment income or capital gains at low cost

JennisonDryden Asset Allocation Funds	33

How the Portfolios Invest

(cont’d)

Investment Type	Risks	Potential Rewards

U.S. government securities

■  Limits potential for capital appreciation

■  See market risk, credit risk and interest rate risk described above under “Fixed-income obligations”

■  Some are not insured or guaranteed by the U.S. government, but only by the issuing agency, which must rely on its own resources to repay the debt, and are subject to risk of default like private issuers

■  May preserve a Portfolio’s or an Underlying Fund’s assets

■  A source of regular interest income

■  Generally more secure than lower quality debt securities and equity securities

■  Principal and interest may be guaranteed by the U.S. government

Short sales

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

■  Investment costs may exceed potential underlying investment gains

■  Short sales “against the box” give up the opportunity for capital appreciation in the security

■ May magnify underlying investment gains

Money market instruments

■  Limits potential for capital appreciation and achieving a Portfolio’s or an Underlying Fund’s investment objective

■  Credit risk—the risk that the default of an issuer would leave a Portfolio or an Underlying Fund with unpaid interest or principal

■  Market risk—the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole

■ May preserve a Portfolio’s or an Underlying Fund’s assets

Illiquid securities	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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How the Portfolios are Managed

BOARD OF DIRECTORS

The Company’s Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Company’s officers, who conduct and supervise the daily business operations of the Portfolios.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Company, PI manages each Portfolio’s investment operations and administers its business affairs. PI also is responsible for supervising each Portfolio’s investment adviser, as well as determining the optimum target allocations and investment ranges for Portfolio assets among the Underlying Funds. In managing the Portfolios, PI also has the authority to select and substitute Underlying Funds, subject to each Portfolio’s investment objectives and policies. This subjects PI to conflicts of interest in allocating each Portfolio’s assets among the various Underlying Funds, because the management fees payable to PI and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds, and because PI and its affiliates are also responsible for managing, and receiving fees from, the Underlying Funds. For each fiscal year, the Company will pay PI management fees of .20% of each Portfolio’s average daily net assets. As funds of funds, each Portfolio will also bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests. PI believes that the Portfolios’ advisory fees are payment for services in addition to the Underlying Funds’ advisory fees. For a description of the management fees charged by each of the Underlying Funds, please see the prospectuses of the Underlying Funds, which are available free of charge by telephoning (800) 225-1852.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI served as the investment manager to all of the Prudential Financial, Inc. (Prudential) U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Portfolios. In evaluating a prospective investment adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of each Portfolio’s investment adviser.

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How the Portfolios are Managed

PI and the Portfolios operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Portfolios still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the applicable Portfolio. Each Portfolio will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Quantitative Management Associates LLC (QMA) is the investment adviser of each Portfolio. Its address is Gateway Center Two, Newark, NJ 07102. Prior to July 1, 2004, the Portfolios were managed by the former Quantitative Management unit of Prudential Investment Management, Inc. (PIM). QMA is a direct, wholly-owned subsidiary of PIM. PI has responsibility for all investment advisory services, supervises QMA and pays QMA a fee of .05% of each Portfolio’s average net assets for its services.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund’s semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

PORTFOLIO MANAGERS

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA’s portfolio management team with primary responsibility for managing the Fund are listed below.

Stacie L. Mintz is a Portfolio Manager for QMA. Stacie manages the overall asset allocation for several large pension plans including Prudential’s own pension plan. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

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Ted Lockwood is a Managing Director of QMA. Ted is responsible for managing portfolios, investment research, and new product development. Ted joined QMA’s predecessor in 1988. Previously, Ted was with AT&T and a member of the technical staff at AT&T Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes each Portfolio’s shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to each Portfolio’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Portfolios’ Class A, B, C and Z shares and provides certain shareholder support services. Each Portfolio pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. When you buy shares of a Portfolio, you will pay the sales charges and Rule 12b-1 fees applicable to the class of shares of each Portfolio you purchase. Since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or Rule 12b-1 fees, there will be no duplication of sales charges or Rule 12b-1 fees. Class A, Class B and Class C shares are subject to a 12b-1 fee of .25%, 1% and 1%, respectively. Because these fees are paid from each Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Portfolios’ policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is described in the Company’s Statement of Additional Information and on the Company’s website at www.jennisondryden.com. Each Portfolio will provide a full list of its portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the month. In addition, a Portfolio may release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Company’s website no earlier than 15 days after the end of each calendar quarter, and will be available on the Company’s website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

JennisonDryden Asset Allocation Funds	37

Portfolio Distributions and Tax Issues

Investors who buy shares of the Portfolios should be aware of some important tax issues. For example, each Portfolio distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Portfolios also may be subject to state and local income taxes.

Also, if you sell shares of a Portfolio for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Portfolio distributes dividends of any net investment income to shareholders. For example, if a Portfolio owns ACME Corp. stock and the stock pays a dividend, the Portfolio will pay out a portion of this dividend to its shareholders, assuming the Portfolio’s income is more than its costs and expenses. The dividends you receive from the Portfolio will be subject to taxation whether or not they are reinvested in the Fund. Dividends will typically be distributed quarterly by the Conservative Allocation Portfolio, semi-annually by the Moderate Allocation Portfolio and annually by the Growth Allocation Portfolio.

Each Portfolio also distributes any realized net capital gains to shareholders—typically once a year. Capital gains are generated when a Portfolio sells its assets for a profit. For example, if a Portfolio bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Portfolio has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Portfolio’s remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Portfolio holds the security—if the Portfolio holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized before January 2009, is generally taxed at rates of up to 15% provided that the Portfolio distributes the net capital to non-corporate U.S. shareholders. If the Portfolio holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be

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taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Portfolio will be eligible for the 70% dividends received deduction to the extent a Portfolio’s income is derived from certain dividends received from U.S. corporations.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Portfolio without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of a Portfolio as part of a qualified or tax-deferred plan or account. If you do own shares of a Portfolio as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide us with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI “Taxes, Dividends, and Distributions—Foreign Shareholders.”

JennisonDryden Asset Allocation Funds	39

Portfolio Distributions and Tax Issues

If You Purchase Just Before Record Date

If you buy shares of a Portfolio just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Portfolio decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Portfolio also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden and Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Portfolio for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Portfolio for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of a Portfolio and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of a Portfolio for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words,

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it’s a “taxable event”. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging your Portfolio shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Portfolio shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event”. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

JennisonDryden Asset Allocation Funds	41

How to Buy, Sell and Exchange Shares of

the Portfolios

HOW TO BUY SHARES

In order to buy shares of the Asset Allocation Portfolios, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You’ll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don’t have an account with us or a securities firm that is permitted to buy or sell shares of the Portfolios for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into a Portfolio) or suspend or modify the sale of Portfolio shares including due to the failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, the Portfolios are only available to be sold in the United States, the U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Portfolios, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■

Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to

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an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■	Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■	Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■	Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of a Portfolio through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple

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How to Buy, Sell and Exchange Shares of the Portfolios

investors and forward the aggregate orders to the Portfolio. The Portfolios have advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Portfolios’ different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during:		1% on sales	None
		Year 1	5%	made within
		Year 2	4%	12 months of
		Year 3	3%	purchase
		Year 4	2%
		Years 5/6	1%
		Year 7	0%
Annual distribution and service (12b-1) fees shown as a percentage of average daily net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	None

[1]	The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Step 4: Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see ”How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
[4]	These distribution and service fees are paid from the applicable Portfolio’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) and 1% for Class B and Class C shares. The Distributor of the Portfolios has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares through January 31, 2007.

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Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Up to $24,999	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 Million to $4,999,999*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
**	For investments of $5 million to $9,999,999, the dealer allowance is 0.50%. For investments of $10 million and above, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you and, if applicable, an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable, the group, already own (2) the value of money market shares you and, if applicable, an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable, an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you and, if applicable, an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

Eligible group of related investors

■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

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How to Buy, Sell and Exchange Shares of the Portfolios

■	Accounts held in your spouse’s name (alone or with other account holders) and TIN (see definition of spouse below)

■	Accounts for your children or your spouse’s children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■	Accounts in the name and TINs of your parents

■	Trusts with you, your spouse, your children, your spouse’s children, and/or your parents as the beneficiaries

■	With limited exclusions, accounts with the same address

■	Exclusions include, but are not limited to:

■	addresses for brokerage firms and other intermediaries

■	Post Office Boxes

■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan’s TIN.

Definition of spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a women arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■	for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

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■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Portfolios in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Portfolios also make available free of charge, on their website at www.jennisondryden.com, in a clear and prominent format, information relating to the Class A initial sales charge, and the different ways that investors can reduce or

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avoid paying the initial sales charge. The website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes one or more Portfolios as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Portfolios in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares can also be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

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■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Portfolio shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Portfolios, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Portfolios may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Portfolios than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Portfolios to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Portfolio also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to a Portfolio or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by a Portfolio, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of a Portfolio.

Revenue sharing payments are usually calculated based on a percentage of Portfolio sales and/or Portfolio assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Portfolio shares, a networking fee based on the number of accounts at the firm holding shares

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of a Portfolio, a periodic flat fee for set-up and maintenance of a Portfolio on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Portfolio expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Portfolio. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Portfolio Shares—Conversion Feature—Class B Shares.”

The assets or holdings of each Portfolio consist of the Underlying Funds, which are valued at their respective NAVs. Each Portfolio’s holdings are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Portfolios also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolios’ NAV is determined.

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Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

Step 3: Understanding the Price You’ll Pay

The price you pay for each share of a Portfolio is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it’s the total value of the Portfolio (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Portfolio’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Portfolio’s Board.

With respect to any portion of the Portfolio’s assets that are invested in one or more open-end registered investment companies, the Portfolio’s net asset value will be calculated based upon the net asset value of the investment company in which the Portfolio invests. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of fair value pricing.

The Portfolio also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Portfolio’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Portfolio determines its NAV. The Portfolio may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Portfolio uses to determine its NAV may differ from the security’s quoted or published price. If the Portfolio needs to implement fair value

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pricing after the NAV publishing deadline, but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Portfolio’s NAV, we will value the Portfolio’s futures contracts 15 minutes after close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Portfolio as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Portfolio’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Portfolio’s NAV by short-term traders.

We determine the Portfolio’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Portfolio’s shares on days when the NYSE is closed but the primary markets for the Portfolio’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Portfolio will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Portfolio’s NAV on days when we have not received any orders to purchase, sell or exchange Portfolio shares, or when changes in the value of the Portfolio’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.

The NAV of the Underlying Funds is determined in the same manner as described above. For more information, see “How to Buy, Sell, and Exchange Shares of the Fund—Step 3: Understanding the Price You’ll Pay” in each Underlying Fund’s prospectus.

What Price Will You Pay for Shares of the Portfolios?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Portfolio shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Portfolio Distributions and Tax Issues” section, each Portfolio pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the applicable Portfolio at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of a Portfolio for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A, Class B and Class C shares may be subject to a CDSC.

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The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Portfolio. To reduce Portfolio expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Portfolio shareholder in your household would like to receive a copy of the Portfolios’ prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Portfolios for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of a Portfolio—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of a Portfolio, or when we may delay paying you the proceeds from a sale. As permitted by the Commission,

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this may happen during unusual market conditions or emergencies when the Portfolio can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Portfolio Shares—Sale of Shares.”

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or if you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Portfolio Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of

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the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Portfolio Shares—Contingent Deferred Sales Charge—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind

If the sales of Portfolio shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Portfolio’s net assets, we can then give you securities from the Portfolio’s portfolio holdings instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

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Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the expenses paid by other shareholders of the applicable Portfolio. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Portfolio and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Portfolio Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Portfolios for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Portfolio for Class A shares of another Portfolio, or another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Portfolio Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

Each Portfolio seeks to prevent patterns of frequent purchases and redemptions of Portfolio shares by its shareholders. Frequent purchases and sales of shares of a Portfolio may adversely affect the Portfolio’s performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, a Portfolio may have to sell Portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if a Portfolio is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Portfolio shares held by other shareholders. Portfolios that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to

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exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Portfolios that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Company’s Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Portfolio shareholders. In an effort to prevent such practices, the Portfolio’s Transfer Agent monitors trading activity on a daily basis. The Portfolios have implemented a trading policy that limits the number of times a shareholder may purchase Portfolio shares or exchange into a Portfolio and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Portfolios’ Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Portfolio shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of a Portfolio within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Portfolios reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into a Portfolio by a shareholder who has violated this policy. Moreover, the Portfolios may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Portfolios. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Portfolios is rejected or cancelled for violations of the trading policy, the investor will receive a return of the purchase amount.

If the Portfolios are offered to qualified plans on an omnibus basis or if Portfolio shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Portfolios only aggregate orders combining the transactions of many beneficial owners. The Portfolios themselves generally cannot monitor trading by particular beneficial owners. The Portfolios communicate to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Portfolio’s policies as set forth in their prospectus and statement of additional information on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may

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impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Portfolios through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the order if the information reveals that the activity relates to previously identified policy offenders. In that case, the offender will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Portfolios. If necessary, the Portfolios may be removed from a particular Intermediary’s platform.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Portfolios to prevent such trading, there is no guarantee that the Portfolios, the Transfer Agent or the Intermediaries will be able to identify these investors or curtail their trading practices. The Portfolios do not have any arrangements intended to permit trading of shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling us at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Portfolios’ Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. A Portfolio will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Portfolio does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

JennisonDryden Asset Allocation Funds	61

How to Buy, Sell and Exchange Shares of the Portfolios

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the applicable Portfolio.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter and must be received by the applicable Portfolio prior to 4:00 p.m. New York time to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular training on the NYSE. For more information, see “Purchase, Redemption and Pricing of Portfolio Shares—Sales of Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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JennisonDryden Conservative Allocation Fund

Financial Highlights

The financial highlights below are intended to help you evaluate a Portfolio’s financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.

A copy of the Portfolio’s annual report, along with the Portfolio’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class A Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005[2]	March 30, 2004[7] through September 30, 2004
Net asset value, beginning of period	$10.01	$10.00
Net investment income	.20	.05
Net realized and unrealized loss on investment transactions	.78	(.04)
Total from investment operations	.98	.01
Dividends from net investment income	(.21)	—
Net asset value, end of period	$10.78	$10.01
Total return[1]	9.92%	.10%

Ratios/Supplemental Data
Net assets, end of period (000)	$5,929	$2,548
Average net assets (000)	$4,136	$1,535
Ratios to average net assets:[6]
Expenses, including distribution and service (12b-1) fees[3]	.75%	.75%[4]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[4]
Net investment income[3]	1.89%	1.69%[4]
For Class A, B, C and Z shares:
Portfolio turnover rate	11%	3%[5]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the year.
[3]	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
[4]	Annualized.
[5]	Not annualized
[6]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.20% and 6.16% for the year ended September 30, 2005 and the period ended September 30, 2004. The net investment income/(loss) ratio would have been 1.49% and (5.25)% for the year ended September 30, 2005 and the period ended September 30, 2004.
[7]	Inception date of Class A shares.

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JennisonDryden Conservative Allocation Fund

Financial Highlights

Class B Shares

The financial highlights for the fiscal year ended September 30, 2005 and for the period from March 30, 2004 through September 30, 2004, were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class B Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005[5]	March 30, 2004[3] through September 30, 2004
Net asset value, beginning of period	$9.97	$10.00
Net investment income	.12	.03
Net realized and unrealized loss on investment transactions	.78	(.06)
Total from investment operations	.90	(.03)
Dividends from net investment income	(.12)	—
Net asset value, end of period	$10.75	$9.97
Total return[1]	9.11%	(.30)%

Ratios/Supplemental Data
Net assets, end of period (000)	$8,241	$5,234
Average net assets (000)	$7,032	$3,253
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[2]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[2]
Net investment income	1.18%	93%[2]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Annualized.
[3]	Inception date of Class B shares.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.95% and 6.91% for the year ended September 30, 2005 and the period ended September 30, 2004. The net investment income/(loss) ratio would have been .71% and (6.02)% for the year ended September 30, 2005 and the period ended September 30, 2004.
[5]	Calculated based upon average shares outstanding during the year.

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JennisonDryden Conservative Allocation Fund

Class C Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class C Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005[5]	March 30, 2004[3] through September 30, 2004
Net asset value, beginning of period	$9.97	$10.00
Net investment income	.12	.03
Net realized and unrealized loss on investment transactions	.78	(.06)
Total from investment operations	.90	(.03)
Dividends from net investment income	(.12)	—
Net asset value, end of period	$10.75	$9.97
Total return[1]	9.11%	(.30)%

Ratios/Supplemental Data
Net assets, end of period (000)	$1,879	$1,281
Average net assets (000)	$1,737	$983
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[2]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[2]
Net investment income	1.17%	.91%[2]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Annualized.
[3]	Inception date of Class C shares.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.95% and 6.91% for the year ended September 30, 2005 and the period ended September 30, 2004. The net investment income/(loss) ratio would have been .69% and (6.02)% for the year ended September 30, 2005 and the period ended September 30, 2004.
[5]	Calculated based upon average shares outstanding during the year.

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JennisonDryden Conservative Allocation Fund

Financial Highlights

Class Z Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class Z Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005[5]	March 30, 2004[3] through September 30, 2004
Net asset value, beginning of period	$10.03	$10.00
Net investment income	.24	.09
Net realized and unrealized loss on investment transactions	.77	(.06)
Total from investment operations	1.01	(.03)
Dividends from net investment income	(.24)	—
Net asset value, end of period	$10.80	$10.03
Total return[1]	10.18%	.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$42	$342
Average net assets (000)	$311	$312
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	.50%	.50%[2]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[2]
Net investment income	2.27%	1.90%[2]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Annualized.
[3]	Inception date of Class Z shares.
[4]	Net of expense subsidy. If the investment manager had not subsidized expense the ratio including distribution and service (12b-1) fees would have been .95% and 5.91% for the year ended September 30, 2005 and the period ended September 30, 2004. The net investment income/(loss) ratio would have been 1.63% and (5.00)% for the year ended September 30, 2005 and the period ended September 30, 2004.
[5]	Calculated based upon average shares outstanding during the year.

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JennisonDryden Moderate Allocation Fund

Financial Highlights

The financial highlights below are intended to help you evaluate the Portfolio’s financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming reinvestment of all dividend and other distributions. The information is for each share class for the periods indicated.

A copy of the Portfolio’s annual report, along with the Portfolio’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm whose report on those financial statements was unqualified.

Class A Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 20047/2 through September 30, 2004
Net asset value, beginning of period	$10.03	$10.00
Net investment income	.13	.04
Net realized and unrealized loss on investment transactions	1.34	(.01)
Total from investment operations	1.47	.03
Less Distributions
Dividends from net investment income	(.16)	—
Net asset value, end of period	$11.34	$10.03
Total return[1]	14.77%	.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$19,532	$9,863
Average net assets (000)	$14,172	$5,632
Ratios to average net assets:[6]
Expenses, including distribution and service (12b-1) fees[3]	.75%	.75%[3,4]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[4]
Net investment income	1.08%	.74%[4]
For Class A, B, C and Z shares:
Portfolio turnover rate	5%	6%[5]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	During the period, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
[4]	Annualized.
[5]	Not annualized.
[6]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .88% and 2.61%, for the year ended September 30, 2005 and for the period ended September 30, 2004. The net investment income/(loss) ratios would have been .95% and (1.07)%, for the year ended September 30, 2005 and for the period ended September 30, 2004.
[7]	Inception date of Class A shares.

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JennisonDryden Moderate Allocation Fund

Financial Highlights

Class B Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class B Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 20047/2 through September 30, 2004
Net asset value, beginning of period	$9.99	$10.00
Net investment income	.04	—[4]
Net realized and unrealized loss on investment transactions	1.35	(.01)
Total from investment operations	1.39	(.01)
Less Distributions
Dividends from net investment income	(.04)	—
Net asset value, end of period	$11.34	$9.99
Total return[1]	13.95%	(.10)%

Ratios/Supplemental Data
Net assets, end of period (000)	$24,146	$13,124
Average net assets (000)	$19,913	$7,614
Ratios to average net assets:[6]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment income	.33%	—%[3,5]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the year.
[3]	Annualized.
[4]	Less than $0.005.
[5]	Less than 0.005%.
[6]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.63% and 3.36%, for the year ended September 30, 2005 and for the period ended September 30, 2004. The net investment Income/(loss) ratios would have been .20% and (1.84)%, for the year ended September 30, 2005 and for the period ended September 30, 2004.
[7]	Inception date of Class B shares.

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JennisonDryden Moderate Allocation Fund

Class C Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class C Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 20046/2 through September 30, 2004
Net asset value, beginning of period	$9.99	$10.00
Net investment income	.04	—[4]
Net realized and unrealized loss on investment transactions	1.35	(0.01)
Total from investment operations	1.39	(0.01)
Less Distributions
Dividends from net investment income	(.04)	—
Net asset value, end of period	$11.34	$9.99
Total return[1]	14.05%	(.10)%

Ratios/Supplemental Data
Net assets, end of period (000)	$4,989	$3,250
Average net assets (000)	$4,321	$2,407
Ratios to average net assets:[5]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment loss	.35%	(.02)%[3]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	Annualized.
[4]	Less than $0.005 per share.
[5]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.63% and 3.36%, for the year ended September 30, 2005 and for the period ended September 30, 2004. The net investment income/(loss) ratios would have been .21% and (2.02)%, for the year ended September 30, 2005 and for the period ended September 30, 2004, respectively.
[6]	Inception date of Class C shares.

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JennisonDryden Moderate Allocation Fund

Financial Highlights

Class Z Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class Z Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 20045/2 through September 30, 2004
Net asset value, beginning of period	$10.04	$10.00
Net investment income	.18	.05
Net realized and unrealized loss on investment transactions	1.33	(.01)
Total from investment operations	1.51	.04
Less Distributions
Dividend from net investment income	(.19)	—
Net asset value, end of period	$11.36	$10.04
Total return[1]	15.18%	.40%

Ratios/Supplemental Data
Net assets, end of period (000)	$513	$580
Average net assets (000)	$600	$497
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	.50%	.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment income	1.43%	.97%[3]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	Annualized.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios including distribution and service (12b-1) fees would have been .63% and 2.36%, for the year ended September 30, 2005 and for the period ended September 30, 2004. The net investment income/(loss) ratios would have been 1.28% and (1.17)%, for the year ended September 30, 2005 and for the period ended September 30, 2004.
[5]	Inception date of Class Z shares.

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JennisonDryden Growth Allocation Fund

Financial Highlights

The financial highlights below are intended to help you evaluate the Portfolio’s financial performance for the past fiscal period. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The information is for each share class for the period indicated.

A copy of the Portfolio’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

The financial highlights for the fiscal year ended September 30, 2005 and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class A Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 2004[7] through September 30, 2004
Net asset value, beginning of period	$10.01	$10.00
Net investment income (loss)	.01	(.02)[2]
Net realized and unrealized gain on investment transactions	2.00	.03
Total from investment operations	2.01	.01
Dividends from net investment income	(.03)	—
Net asset value, end of period	$11.99	$10.01
Total return[1]	20.02%	.10%

Ratios/Supplemental Data
Net assets, end of period (000)	$7,573	$3,421
Average net assets (000)	$5,125	$2,226
Ratios to average net assets:[6]
Expenses, including distribution and service (12b-1) fees[3]	.75%	.75%[4]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[4]
Net investment loss	(.02)%	(.40)%[4]
For Class A, B, C and Z shares:
Portfolio turnover rate	6%	6%[5]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total returns include the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
[4]	Annualized.
[5]	Not annualized.
[6]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.20% and 4.82% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The net investment loss ratio would have been (.47)% and (4.51)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
[7]	Inception date of Class A shares.

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JennisonDryden Growth Allocation Fund

Financial Highlights

Class B Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class B Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 2004[5] through September 30, 2004
Net asset value, beginning of period	$9.98	$10.00
Net investment loss	(.07)	(.06)[2]
Net realized and unrealized gain on investment transactions	1.99	.04
Total from investment operations	1.92	(.02)
Net asset value, end of period	$11.90	$9.98
Total return[1]	19.04%	(.20)%

Ratios/Supplemental Data
Net assets, end of period (000)	$13,552	$6,585
Average net assets (000)	$10,343	$3,987
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment loss	(.80)%	(1.15)%[3]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total returns include the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	Annualized.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.95% and 5.57% the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The net investment loss ratio would have been (1.25)% and (5.09)% the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
[5]	Inception date of Class B shares.

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JennisonDryden Growth Allocation Fund

Class C Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm whose report on those financial statements was unqualified.

Class C Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 2004[5] through September 30, 2004
Net asset value, beginning of period	$9.98	$10.00
Net investment loss	(.07)	(.06)[2]
Net realized and unrealized gain on investment transactions	2.00	.04
Total from investment operations	1.93	(.02)
Net asset value, end of period	$11.91	$9.98
Total return[1]	19.24%	(.20)%

Ratios/Supplemental Data
Net assets, end of period (000)	$2,746	$1,711
Average net assets (000)	$2,268	$1,282
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	1.50%	1.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment loss	(.74)%	(1.14)%[3]

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total return includes the effect of expense subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	Annualized.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been 1.95% and 5.57% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The net investment loss ratio would have been (1.22)% and (5.46)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
[5]	Inception date of Class C shares.

JennisonDryden Asset Allocation Funds	73

JennisonDryden Growth Allocation Fund

Financial Highlights

Class Z Shares

The financial highlights for the fiscal year ended September 30, 2005, and for the period from March 30, 2004 through September 30, 2004 were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class Z Shares (period ended 9-30)

Per Share Operating Performance	Fiscal year ended September 30, 2005	March 30, 2004[5] through September 30, 2004
Net asset value, beginning of period	$10.03	$10.00
Net investment income (loss)	.04	(.01)[2]
Net realized and unrealized gain on investment transactions	2.00	.04
Total from investment operations	2.04	.03
Dividends from net investment income	(.05)	—
Net asset value, end of period	$12.02	$10.03
Total return[1]	20.40%	.30%

Ratios/Supplemental Data
Net assets, end of period (000)	$443	$279
Average net assets (000)	$392	$237
Ratios to average net assets:[4]
Expenses, including distribution and service (12b-1) fees	.50%	.50%[3]
Expenses, excluding distribution and service (12b-1) fees	.50%	.50%[3]
Net investment income (loss)	.28%	(.14)%[3]

[1]	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes effect of subsidies.
[2]	Calculated based upon average shares outstanding during the period.
[3]	Annualized.
[4]	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratio including distribution and service (12b-1) fees would have been .95% and 4.57% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively. The net investment income/(loss) ratio would have been (.19)% and (4.67)% for the year ended September 30, 2005 and the period ended September 30, 2004, respectively.
[5]	Inception date of Class Z shares.

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Notes

JennisonDryden Asset Allocation Funds	75

Notes

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Notes

JennisonDryden Asset Allocation Funds	77

Notes

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Notes

JennisonDryden Asset Allocation Funds	79

FOR MORE INFORMATION

Please read the prospectus before you invest in the Portfolios and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITE
Prudential Mutual Fund Services LLC P.O. Box 8098 Philadelphia, PA 19176	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers should contact:	■ TELEPHONE
Prudential Investment Management Services LLC P.O. Box 8310 Philadelphia, PA 19176	(800) 778-8769

You can also obtain copies of Portfolio documents from the Securities and Exchange Commission as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note:The SEC charges a fee to copy documents

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation, call (202) 942-8090	on the EDGAR database at http//www.sec.gov

Additional information about each Portfolio’s investments is included in the Annual and Semi-annual Reports of that Portfolio. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-annual Report as well as other information about the Portfolios and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of market conditions and investment strategies that significantly affected performance during the last fiscal year)	■ SEMIANNUAL REPORT

JennisonDryden Conservative Allocation Fund
Share Class	A	B	C	Z
Nasdaq	JDUAX	Unavailable	Unavailable	Unavailable
CUSIP	74437E750	74437E743	74437E735	74437E784

JennisonDryden Moderate Allocation Fund
Share Class	A	B	C	Z
Nasdaq	JDTAX	Unavailable	Unavailable	Unavailable
CUSIP	74437E727	74437E719	74437E693	74437E776

JennisonDryden Growth Allocation Fund
Share Class	A	B	C	Z
Nasdaq	JDAAX	Unavailable	Unavailable	Unavailable
CUSIP	74437E685	74437E677	74437E669	74437E768

MF194A     The Registrant’s Investment Company Act File Number is 811-7343.

Jennison Equity Opportunity Fund

NOVEMBER 30, 2005	PROSPECTUS

FUND TYPE

Multi-capitalization stock

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
3	Principal Risks
4	Evaluating Performance
6	Fees and Expenses

8	How the Fund Invests
8	Investment Objective and Policies
9	Other Investments and Strategies
12	Investment Risks

17	How the Fund is Managed
17	Board of Directors
17	Manager
18	Investment Adviser
18	Portfolio Managers
19	Distributor
19	Disclosure of Portfolio Holdings

20	Fund Distributions and Tax Issues
20	Distributions
21	Tax Issues
22	If You Sell or Exchange Your Shares

24	How to Buy, Sell and Exchange Shares of the Fund
24	How to Buy Shares
37	How to Sell Your Shares
40	How to Exchange Your Shares
43	Telephone Redemptions or Exchanges
44	Expedited Redemption Privilege

45	Financial Highlights
45	Class A Shares
46	Class B Shares
47	Class C Shares
48	Class Z Shares
49	Class R Shares

For More Information (Back Cover)

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Risk/Return Summary

This section highlights key information about Jennison Equity Opportunity Fund, which we refer to as “the Fund.” The Fund is a series of The Prudential Investment Portfolios, Inc. (“the Company”). Prior to July 7, 2003 the Fund was known as Prudential Jennison Equity Opportunity Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. We invest at least 80% of our investable assets in common stocks of established companies whose growth prospects we believe are under-appreciated by the market. The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Our approach is to identify stocks that have good fundamental prospects but that are selling at what in our opinion is a depressed valuation level relative to those prospects. We look for a fundamental catalyst that we expect will improve valuation over the upcoming 12 to 18 months. The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can’t guarantee success.

The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in common stocks.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests mainly in common stocks, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. The success of the Fund depends greatly on the investment adviser’s ability to identify companies whose growth prospects are under-appreciated by the market.

These holdings may be somewhat more volatile than the overall market. The Fund’s holdings can vary significantly from broad market indexes, and performance of the Fund can deviate from the performance of such indexes.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund’s performance and have adverse tax consequences.

We’re Opportunistic Investors

In deciding which stocks to buy we emphasize projected earnings growth, attractive valuations and the risk/reward potential in the stock. We focus on securities that we believe exhibit the best risk/reward potential at any given time in the market and we purchase stocks across all capitalizations (i.e., small-cap, mid-cap or large-cap).

Jennison Equity Opportunity Fund	3

Risk/Return Summary

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see “How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar chart shows the Fund’s performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class A shares)

*	These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without a distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from January 1, 2005 to September 30, 2005 was 3.76%.

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Average Annual Total Returns[1] (as of 12-31-04)
	One Year	Five Years	Since Inception
Class A shares	5.69%	10.16%	12.66% (since 11-7-96)
Class C shares	9.95%	10.58%	12.60% (since 11-7-96)
Class Z shares	12.08%	11.68%	13.74% (since 11-7-96)
Class R shares[5]	N/A	N/A	N/A (since 12-17-04)
Class B Shares
Return Before Taxes	5.95%	10.44%	12.60% (since 11-7-96)
Return After Taxes On Distributions[2]	5.47%	9.22%	10.89% (since 11-7-96)
Return After Taxes on Distributions and Sale of Fund Shares[2]	4.21%	8.10%	9.85% (since 11-7-96)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index[3]	10.87%	-2.30%	N/A3
Lipper Average[4]	14.39%	5.36%	N/A4

[1]	The Fund’s returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class A, B, C, Z and R shares.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
[3]	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. public companies—gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these deductions. S&P 500 Index returns since the inception of each class (other than Class R) are 8.51%. Source: Lipper Inc.
[4]	The Lipper Average is based on the average return of all mutual funds in each share class for the one year, five year and since-inception periods in the Lipper Multi-Cap Value Fund category and does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception of each class (other than Class R) are 9.03%. Source: Lipper Inc.
[5]	Class R shares are new, and therefore, no full year performance is available for this share class.

Jennison Equity Opportunity Fund	5

Risk/Return Summary

FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund—Class A, B, C, Z and R. Each share class has different (or no) sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	Class A		Class B		Class C		Class Z	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None		None		None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[2]	5%	[3]	1%	[4]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None		None	None
Redemption fees	None		None		None		None	None
Exchange fee	None		None		None		None	None

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A		Class B		Class C		Class Z	Class R
Management fees	.58%		.58%		.58%		.58%	.58%
+ Distribution and service (12b-1) fees[5]	.30%		1.00%		1.00%		None	.75%
+ Other expenses	.29%		.29%		.29%		.29%	.29%
= Total annual Fund operating expenses	1.17%		1.87%		1.87%		.87%	1.62%
– Fee Waiver	.05%		None		None		None	.25%
= Net annual Fund operating expenses	1.12%		1.87%		1.87%		.87%	1.37%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans affiliated with Prudential Financial, Inc.).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
[5]	The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2007.

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Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$658	$896	$1,154	$1,888
Class B	$690	$888	$1,111	$1,922
Class C	$290	$588	$1,011	$2,190
Class R	$139	$487	$858	$1,901
Class Z	$89	$278	$482	$1,073

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	$658	$896	$1,154	$1,888
Class B	$190	$588	$1,011	$1,922
Class C	$190	$588	$1,011	$2,190
Class R	$139	$487	$858	$1,901
Class Z	$89	$278	$482	$1,073

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How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is long-term growth of capital. This means we seek investments that we believe will appreciate in value over time. While we make every effort to achieve our objective, we can’t guarantee success. In pursuing our objective, we normally invest at least 80% of our investable assets in common stocks of established companies whose growth prospects are, in our opinion, under-appreciated by the market. These may include companies that are currently experiencing relatively poor earnings results, but that we believe are about to experience a positive change in fundamental outlook due to important changes in management philosophy, new products, industry conditions, etc. Also, in identifying attractive stocks relative to our strategy, we look for companies that may be delivering good current earnings growth, but where the market has not yet appreciated that growth and for catalysts that will drive improved valuation going forward.

Our strategy is to invest in companies that have the most attractive trade-off between unexpected earnings potential and low valuation characteristics. We want to be opportunistic in being able to identify stocks that best fit our criteria. Similarly, the portfolio may emphasize different market capitalization areas depending on market conditions. At any given time we will have a mix in the portfolio between small, medium or large capitalization companies.

Generally, we consider selling a security when, in the opinion of the investment adviser, it no longer has the risk/reward characteristics to make it an attractive holding given our opportunistic strategy.

Portfolio Turnover

As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100% at times. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund’s performance. It also can result in a greater amount of distribution as ordinary income rather than long-term capital gains.

For more information, see ‘‘Investment Risks’’ and the Statement of Additional Information, ‘‘Description of the Funds, Their Investments and Risks.’’ The Statement of Additional Information—which we refer to as the

Our Opportunistic Style

We generally invest in companies that have what we believe are a superior trade-off between good earnings growth prospects and attractive valuation levels. The Fund generally will hold approximately 60 to 80 stocks that we believe are most attractive on a 12 to 18 month horizon.

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SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund’s returns or protect its assets if market conditions warrant.

Other Equity-Related Securities

In addition to the common stocks of companies whose growth prospects the investment adviser believes to be underappreciated by the market, the Fund may invest up to 20% of its investable assets in other equity-related securities. These include nonconvertible preferred stock, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, securities of real estate investment trusts (REITs), American Depositary Receipts (ADRs) and similar securities. We also may buy convertible securities. These are securities—like bonds, corporate notes and preferred stock—that we can convert into the company’s common stock or some other equity security.

Foreign Securities

We may invest in foreign securities, including stocks and other equity-related securities and fixed-income securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund’s investable assets may be invested in foreign securities.

Fixed-Income Securities

The Fund may invest up to 20% of its investable assets in fixed-income obligations, including corporate and noncorporate obligations such as U.S. government securities. We can invest up to 10% of net assets in debt obligations rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc. These lower-rated obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

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How the Fund Invests

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Money Market Instruments

The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 80% of the Fund’s investable assets in common stocks. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

Repurchase Agreements

The Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund’s total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund’s assets when the equity markets are unstable.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the

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security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales “against the box”. In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund’s net assets may be subject to short sales.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We may use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives—such as futures, options, swaps, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund’s actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges, on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. The Fund also may purchase futures contracts on debt securities and aggregates of debt securities. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter

Jennison Equity Opportunity Fund	11

How the Fund Invests

into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, “Description of the Funds, Their Investments and Risks—Risk Management and Return Enhancement Strategies.”

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may also invest up to 25% of its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see “Investment Restrictions” in the SAI.

For more information about these strategies, see the SAI, “Description of the Fund, Its Investments and Risks—Risk Management and Return Enhancement Strategies.”

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal strategies and certain other non-principal strategies the Fund may use. Unless otherwise noted, the Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. The investment types are listed in the order in which they normally will be used by the portfolio managers. For more information, see “Description of the Funds, Their Investments and Risks” in the SAI.

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Investment Type

% of Investable Assets	Risks	Potential Rewards

Common stock At least 80%

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments

■  Companies that pay dividends may not do so if they don’t have profits or adequate cash flow

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

■  May be a source of dividend income

Short sales Up to 25% of net assets; usually less than 10%

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

■  Investment costs may exceed potential underlying investment gains

■  Short sales “against the box” give up the opportunity for capital appreciation in the security

■ May magnify underlying investment gains

Foreign securities Up to 20%; usually less than 10%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Investors can participate in the growth of foreign markets through the Fund’s investments in companies operating in those markets

■  May profit from a favorable change in the value of foreign currencies

■  Opportunities for diversification

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How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Returns

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and more risk

■  Investments in emerging market securities are subject to greater volatility and price declines

Derivatives Percentage varies; usually less than 10%

■  The value of derivatives (such as futures, options and foreign currency forward contracts) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  Certain types of derivatives involve costs to the Fund that can reduce returns

■  The Fund could make money and protect against losses if the investment analysis proves correct

■  Derivatives that involve leverage could generate substantial gains at low cost

■  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility investment income or capital gains at low cost

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Returns

Fixed-income obligations Up to 20%; usually less than 5%

■  The Fund’s holdings, share price and total return may fluctuate in response to bond market movements

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond’s quality, the higher its potential volatility

■  Market risk—the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole

■  Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds

■  Junk bonds have a higher risk of default, tend to be less liquid, are more volatile and may be more difficult to value than investment-grade bonds

■  Most bonds will rise in value when interest rates fall

■  A source of regular interest income

■  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends

■  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks

■  Investment-grade bonds have a lower risk of default than junk bonds

■  Junk bonds may offer higher yields and higher potential gains than other types of securities, including investment-grade bonds

U.S. government securities Up to 20%; usually less than 5%	■ Limits potential for capital appreciation ■ See market risk, credit risk and interest rate risk above under “Fixed-income obligations”	■ May preserve the Fund’s assets ■ A source of regular interest income ■ Generally more secure than lower-quality debt securities and equity securities

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How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

■  Some are not insured or guaranteed by the U.S. government, but only by the issuing agency, which must rely on its own resources to repay the debt and are subject to the risk of default like private issuers

■ Principal and interest may be guaranteed by the U.S. government

Money market instruments Up to 100% on a temporary basis; usually less than 5%	■ Limits potential for capital appreciation and achieving our investment objective ■ See credit risk and market risk under “Fixed-income obligations”	■ May preserve the Fund’s assets

Illiquid securities Up to 15% of net assets; usually less than 5%	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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How the Fund is Managed

BOARD OF DIRECTORS

The Company’s Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Company, PI manages the Fund’s investment operations and administers its business affairs. PI also is responsible for supervising the Fund’s investment adviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .58% of the Fund’s average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund’s investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

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How the Fund is Managed

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund’s investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2005, Jennison managed in excess of $69 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund’s semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

PORTFOLIO MANAGERS

Mark G. DeFranco and Brian M. Gillott are the portfolio managers of the Fund and have final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark G. DeFranco is a Senior Vice President of Jennison. As a member of Jennison’s Opportunistic Equity team, he co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. Before joining Jennison in 1998, Mr. DeFranco was a precious metal equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, he spent six years as a research analyst at Comstock Partners where he was responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983. He has managed the Fund since May 2000.

Brian M. Gillott is a Senior Vice President of Jennison. He is a six-year veteran of Jennison’s Opportunistic Equity team and co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company’s global hedge fund, seeking both long and short ideas. Prior to Soros Fund, Mr. Gillott was an analyst at Goldman Sachs & Co. in the Private Client Asset Management group. He received a B.S. with honors from Penn State University in

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1995, during which time he worked at Trinity Investment Management for four years as a financial analyst. He has managed the Fund since May 2000.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the “Plans”) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and ..75% respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.jennisondryden.com. The Fund will provide a full list of the Fund’s portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the month. In addition, the Fund may release the Fund’s top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each calendar quarter, and will be available on the Fund’s website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

Jennison Equity Opportunity Fund	19

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to share-holders—typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders—typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized before January 1, 2003, is generally taxed at rates of up to 15% provided that the Fund distributes the net capital to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to

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corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund’s income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI “Taxes, Dividends, and Distributions—Foreign Shareholders.”

Jennison Equity Opportunity Fund	21

Fund Distributions and Tax Issues

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain,

which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it’s a “taxable event.” Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event.” This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

Jennison Equity Opportunity Fund	23

How to Buy, Sell and Exchange Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You’ll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don’t have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares including due to the failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the indentity of any underlying beneficial owners of your shares.

With certain limited exceptions, the Fund is only available to be sold in the United States, the U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).

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■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■	Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■	Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■	Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to

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How to Buy, Sell and Exchange Shares of the Fund

shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison. Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z	Class R
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	None	.75 of 1% (.50 of 1% currently)

[1]	The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Step 4: Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
[4]	These distribution and service fees are paid from the Fund’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee) for Class A shares, .75 of 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2007, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and $4,999,999*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC although you will not be subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
**	For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you and, if applicable, an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable, the group, already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you and, if applicable, an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

Eligible group of related investors

■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

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How to Buy, Sell and Exchange Shares of the Fund

■	Accounts held in your spouse’s name (alone or with other account holders) and TIN (see definition of spouse below)

■	Accounts for your children or your spouse’s children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■	Accounts in the name and TINs of your parents

■	Trusts with you, your spouse, your children, your spouse’s children, and/or your parents as the beneficiaries

■	With limited exclusions, accounts with the same address

■	Exclusions include, but are not limited to:

■	addresses for brokerage firms and other intermediaries

■	Post Office Boxes

■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan’s TIN.

Definition of spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a women arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■	for Class B, C, M, and X shares , the value of existing shares is determined by the NAV as of the previous business day.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

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How to Buy, Sell and Exchange Shares of the Fund

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Fund also makes available free of charge, on the Fund’s website at www.prudential.com, in

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a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

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How to Buy, Sell and Exchange Shares of the Fund

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Qualifying for Class R Shares

Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges

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(including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

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How to Buy, Sell and Exchange Shares of the Fund

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined.

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of fair value pricing.

The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular

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security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

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How to Buy, Sell and Exchange Shares of the Fund

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses.

For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

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Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission,

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How to Buy, Sell and Exchange Shares of the Fund

this may happen during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The

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CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Contingent Deferred Sales Charge—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

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How to Buy, Sell and Exchange Shares of the Fund

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, or 18 months for Class C shares purchased prior to February 2, 2004, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, ”Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of the Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder

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How to Buy, Sell and Exchange Shares of the Fund

engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Fund’s Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the investor will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Fund’s policies as set forth in its prospectus and statement of additional information on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with

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respect to these policies. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the order if the information reveals that the activity relates to previously identified policy offenders. In that case, the offender will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or the Intermediaries will be able to identify these investors or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225- 1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund’s Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Jennison Equity Opportunity Fund	43

How to Buy, Sell and Exchange Shares of the Fund

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Sales of Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the Fund’s financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Fund’s annual report along with the Fund’s audited financial statements and report of independent registered public accounting firm is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001(b)
Net asset value, beginning of year	$16.60	$14.22	$11.48	$14.03	$14.82
Income from investment operations:
Net investment income	.13	.02	.01	.02	.07
Net realized and unrealized gain (loss) on investment transactions	2.14	2.36	2.73	(1.92)	.96
Total from investment operations	2.27	2.38	2.74	(1.90)	1.03
Less distributions:
Dividends from net investment income	(.03)	—	—	—	(.05)
Distributions from net realized gains	(.37)	—	—	(.65)	(1.77)
Total distributions	(.40)	—	—	(.65)	(1.82)
Net asset value, end of year	$18.47	$16.60	$14.22	$11.48	$14.03
Total return(a)	13.91%	16.74%	23.87%	(14.59)%	7.61%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$326,512	$338,249	$261,252	$205,215	$169,393
Average net assets (000)	$336,880	$318,726	$232,395	$227,305	$123,058
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.12%	1.07%	1.15%	1.09%	1.13%
Expenses, excluding distribution and service (12b-1) fees(c)	.87%	.82%	.90%	.84%	.88%
Net investment income	.68%	.11%	.07%	.11%	.44%
Class A, B, C and Z shares:
Portfolio turnover rate	93%	102%	115%	94%	144%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.
(c)	During this period, the Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

Jennison Equity Opportunity Fund	45

Financial Highlights

Class B Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001(b)
Net asset value, beginning of year	$15.88	$13.71	$11.15	$13.74	$14.61
Income from investment operations:
Net investment income (loss)	(.01)	(.11)	(.09)	(.09)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.06	2.28	2.65	(1.85)	.94
Total from investment operations	2.05	2.17	2.56	(1.94)	.90
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(.37)	—	—	(.65)	(1.77)
Total distributions	(.37)	—	—	(.65)	(1.77)
Net asset value, end of year	$17.56	$15.88	$13.71	$11.15	$13.74
Total return(a)	13.12%	15.83%	22.96%	(15.21)%	6.76%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$180,496	$213,606	$234,421	$220,609	$212,264
Average net assets (000)	$202,371	$235,162	$225,579	$272,070	$165,575
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%	1.82%	1.90%	1.84%	1.88%
Expenses, excluding distribution and service (12b-1) fees	.87%	.82%	.90%	.84%	.88%
Net investment income (loss)	(.05)%	(.63)%	(.68)%	(.63)%	(.29)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

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Class C Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001(b)
Net asset value, beginning of year	$15.88	$13.71	$11.15	$13.74	$14.61
Income from investment operations:
Net investment income (loss)	(.01)	(.11)	(.09)	(.09)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.06	2.28	2.65	(1.85)	.95
Total from investment operations	2.05	2.17	2.56	(1.94)	.90
Less distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(.37)	—	—	(.65)	(1.77)
Total distributions	(.37)	—	—	(.65)	(1.77)
Net asset value, end of year	$17.56	$15.88	$13.71	$11.15	$13.74
Total return(a)	13.12%	15.83%	22.96%	(15.21)%	6.76%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$59,409	$66,322	$66,683	$65,417	$58,424
Average net assets (000)	$63,559	$70,174	$65,790	$78,162	$32,629
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.87%	1.82%	1.90%	1.84%	1.88%
Expenses, excluding distribution and service (12b-1) fees	.87%	.82%	.90%	.84%	.88%
Net investment income (loss)	(.06)%	(.64)%	(.68)%	(.63)%	(.36)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

Jennison Equity Opportunity Fund	47

Financial Highlights

Class Z Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the fiscal years presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002(b)	2001(b)
Net asset value, beginning of year	$16.83	$14.38	$11.59	$14.12	$14.92
Income from investment operations:
Net investment income	.18	.06	.04	.05	.10
Net realized and unrealized gain (loss) on investment transactions	2.17	2.39	2.75	(1.93)	.97
Total from investment operations	2.35	2.45	2.79	(1.88)	1.07
Less distributions:
Dividends from net investment income	(.07)	—	—	—	(.10)
Distributions from net realized gains	(.37)	—	—	(.65)	(1.77)
Total distributions	(.44)	—	—	(.65)	(1.87)
Net asset value, end of year	$18.74	$16.83	$14.38	$11.59	$14.12
Total return(a)	14.23%	17.04%	24.07%	(14.34)%	7.85%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$277,372	$346,241	$265,048	$208,615	$137,620
Average net assets (000)	$313,971	$323,831	$232,369	$228,798	$87,301
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.87%	.82%	.90%	.84%	.88%
Expenses, excluding distribution and service (12b-1) fees	.87%	.82%	.90%	.84%	.88%
Net investment income	.96%	.36%	.33%	.37%	.66%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon average shares outstanding during the year.

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Class R Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class R Shares (December 17, 2004 Through September 30, 2005(a))

Per Share Operating Performance
Net asset value, beginning of period	$16.73
Income (loss) from investment operations:
Net investment loss	.04
Net realized and unrealized gain on investment transactions	.93
Total from investment operations	.97
Net asset value, end of period	$17.70
Total investment return(b)	5.80%

Ratios/Supplemental Data
Net assets, end of period	3
Average net assets	3
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)(d)	1.37%
Expenses, excluding distribution and service (12b-1) fees(d)	.87%
Net investment income	.27%

(a)	Inception date of Class R shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period presented and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c)	During the period, the distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(d)	Annualized.

Jennison Equity Opportunity Fund	49

Notes

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Notes

Jennison Equity Opportunity Fund	51

Notes

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Notes

Jennison Equity Opportunity Fund	53

Notes

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Notes

Jennison Equity Opportunity Fund	55

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITES
Prudential Mutual Fund Services LLC P.O. Box 8098 Philadelphia, PA 19176	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers should contact:	■ TELEPHONE
Prudential Investment Management Services LLC P.O. Box 8310 Philadelphia, PA 19176	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation, call (202) 942-8090	on the EDGAR database at http//www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semi-annual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year)	■ SEMIANNUAL REPORT

Jennison Equity Opportunity Fund
Share Class	A	B	C	Z	R
Nasdaq	PJIAX	PJIBX	PJGCX	PJGZX	Unavailable
Cusip	74437E503	74437E602	74437E701	74437E800	74437E644

MF172A The Registrant’s Investment Company Act File Number is 811-07343

Jennison Growth Fund

NOVEMBER 30, 2005	PROSPECTUS

FUND TYPE

Medium to large capitalization stocks

OBJECTIVE

Long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
4	Principal Risks
5	Evaluating Performance
7	Fees and Expenses

9	How the Fund Invests
9	Investment Objective and Policies
10	Other Investments and Strategies
14	Investment Risks

20	How the Fund is Managed
20	Board of Directors
20	Manager
20	Investment Adviser
21	Portfolio Managers
22	Distributor
22	Disclosure of Portfolio Holdings

23	Fund Distributions and Tax Issues
23	Distributions
24	Tax Issues
25	If You Sell or Exchange Your Shares

27	How to Buy, Sell and Exchange Shares of the Fund
27	How to Buy Shares
40	How to Sell Your Shares
43	How to Exchange Your Shares
46	Telephone Redemptions or Exchanges
47	Expedited Redemption Privilege

48	Financial Highlights
48	Class A Shares
49	Class B Shares
50	Class C Shares
51	Class Z Shares
52	Class R Shares

For More Information (Back Cover)

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We’re Growth Investors

In deciding which stocks to buy, we use what is known as a growth investment style. This means we invest in stocks we believe could experience superior sales or earnings growth, or high returns on equity and assets.

Risk/Return Summary

This section highlights key information about Jennison Growth Fund, which we refer to as “the Fund.” The Fund is a series of The Prudential Investment Portfolios, Inc. (“the Company”). Prior to July 7, 2003 the Fund was known as Prudential Jennison Growth Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. We normally invest at least 65% of our total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that we believe have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. We consider selling or reducing a stock position when, in the opinion of the portfolio manager, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

While we make every effort to achieve our objective, we can’t guarantee success.

Jennison Growth Fund	3

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Securities that the Fund invests in have historically been more volatile than the S&P 500 Index and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the S&P 500 Index. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund’s performance and have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see “How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar chart shows the Fund’s performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns compare with a broad measure of stock performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class A shares)

*

These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The total return of the Class A shares from January 1, 2005 to September 30, 2005 was 7.74%.

Jennison Growth Fund	5

Risk/Return Summary

Average Annual Total Returns[1] (as of 12-31-04)
	One Year	Five Years	Since Inception
Class A shares	2.82%	(9.31)%	6.57% (since 11-2-95)
Class C shares	7.05%	(8.96)%	6.44% (since 11-2-95)
Class Z shares	9.14%	(8.04)%	7.51% (since 4-15-96)
Class R shares	N/A	N/A	N/A (since 12-17-04)
Class B shares
Return Before Taxes	3.05%	(9.12)%	6.44% (since 11-2-95)
Return After Taxes On Distributions[2]	3.05%	(9.52)%	5.77% (since 11-2-95)
Return After Taxes on Distributions and Sale of Fund Shares[2]	1.98%	(6.89)%	5.21% (since 11-2-95)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index[3]	10.87%	(2.30)%	N/A3
Russell 1000 Growth Index[4]	6.30%	(9.29)%	N/A4
Lipper Average[5]	7.18%	(8.22)%	N/A5

[1]	The Fund’s returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class A, B, C, Z and R shares.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
[3]	The S&P 500 Index—an unmanaged index of 500 stocks of large U.S. public companies—gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges and operating expenses and taxes. S&P 500 Index returns since the inception of each class are 10.11% for Class A, Class B and Class C shares and 11.22% for Class Z shares. Source: Lipper Inc.
[4]	The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Russell 1000 Growth Index returns since the inception of each class are 7.28% for Class A, Class B and Class C shares and 8.77% for Class Z shares. Source: Lipper Inc.
[5]	The Lipper Average is based on the average return of all mutual funds in the Lipper Large-Cap Growth Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of sales charges and taxes. Lipper Average returns since the inception of each class are 6.46% for Class A, Class B and Class C shares and 8.29% for Class Z shares. Source: Lipper Inc.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund offered through this prospectus—Class A, B, C, Z and R. Each share class has different (or no) sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	Class A	Class B		Class C		Class Z	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None		None		None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[2]	5%	[3]	1%	[4]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None		None		None	None
Redemption fees	None	None		None		None	None
Exchange fee	None	None		None		None	None

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A	Class B		Class C		Class Z	Class R
Management fees	.58%	.58%		.58%		.58%	.58%
+ Distribution and service (12b-1) fees[5]	.30%	1.00%		1.00%		None	.75%
+ Other expenses	.23%	.23%		.23%		.23%	.23%
= Total annual Fund operating expenses	1.11%	1.81%		1.81%		.81%	1.56%
– Fee waiver	.05%	None		None		None	.25%
= Net annual Fund operating expenses	1.06%	1.81%		1.81%		.81%	1.31%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
[5]	The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2007.

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Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$652	$879	$1,123	$1,823
Class B shares	$684	$869	$1,080	$1,857
Class C shares	$284	$569	$980	$2,127
Class Z shares	$83	$259	$450	$1,002
Class R shares	$133	$468	$826	$1,835

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$652	$879	$1,123	$1,823
Class B shares	$184	$569	$980	$1,857
Class C shares	$184	$569	$980	$2,127
Class Z shares	$83	$259	$450	$1,002
Class R shares	$133	$468	$826	$1,835

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Our Growth Style

Our portfolio managers invest in medium to large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is long-term growth of capital. This means we seek investments whose price will increase over the long term. While we make every effort to achieve our objective, we can’t guarantee success.

In pursuing our objective, we normally invest at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. These companies are generally medium- to large-capitalization companies. The Fund’s investment adviser follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are believed to be attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Fund is not likely to receive significant dividend income on its portfolio securities.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities in which the Fund invests include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company’s common stock or some other equity security. We consider selling or reducing a stock position when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

For more information, see “Investment Risks” and the Statement of Additional Information, “Description of the Funds, Their Investments and Risks.” The Statement of Additional Information—which we refer to as the

Jennison Growth Fund	9

How the Fund Invests

SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Company’s Board of Directors (the Board) can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund’s returns or protect its assets if market conditions warrant.

Companies Undergoing Changes

The Fund may invest in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Foreign Equity Securities

We may invest in foreign equity securities. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities. Up to 20% of the Fund’s total assets may be invested in foreign equity securities.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends or interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales “against the box”. In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund’s net assets may be subject to short sales.

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U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Mortgage-Related Securities

We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. The Fund also may invest in stripped mortgage-backed securities (MBS strips). MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Other Fixed-Income Securities

The Fund may invest for capital appreciation purposes in fixed-income securities rated investment-grade (Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s Ratings Services, or the equivalent rating by another nationally recognized statistical rating organization). These include corporate debt and other debt obligations of U.S. and foreign issuers. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.

Money Market Instruments

The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund

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How the Fund Invests

shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Fund’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. Money market instruments include the commercial paper of corporations; certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks; nonconvertible debt securities (corporate and government); short-term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; and cash (foreign currencies or U.S. dollars).

Repurchase Agreements

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund’s total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund’s assets when the equity markets are unstable.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We may use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives—such as futures, options, swaps, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund’s actual portfolio positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes and foreign currencies traded on U.S. or foreign securities exchanges,

12	Visit our website at www.jennisondryden.com

on Nasdaq or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. The Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.

Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information about these strategies, see the SAI, ”Description of the Funds, Their Investments and Risks—Risk Management and Return Enhancement Strategies.”

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may also invest up to 25% of its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see “Investment Restrictions” in the SAI.

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How the Fund Invests

For more information about these strategies, see the SAI, “Description of the Fund, Its Investments and Risks—Risk Management and Return Enhancement Strategies.”

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal strategies and certain other non-principal strategies the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund’s ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see “Description of the Funds, Their Investments and Risks” in the SAI.

Investment Type

% of Investable Assets	Risks	Potential Rewards

Equity-related securities of medium- to large-cap companies At least 65%

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments

■  Companies that normally pay dividends may not do so if they don’t have profits or adequate cash flow

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Foreign equity securities Up to 20%; usually less than 10%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risk

■  Investments in emerging market securities are subject to greater volatility and price declines

■  Investors can participate in the growth of foreign markets through the Fund’s investments in companies operating in those markets

■  May profit from a favorable change in the value of foreign currencies

■  Opportunities for diversification

Short sales Up to 25% of net assets; usually less than 10%

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

■  Investment costs may exceed potential underlying investment gains

■  Short sales “against the box” give up the opportunity for capital appreciation in the security

■ May magnify underlying investment gains

Jennison Growth Fund	15

How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Returns

Derivatives Percentage varies; usually less than 10%

■  The value of derivatives (such as futures, options and foreign currency forward contracts) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and those that involve leverage could magnify losses

■  Certain types of derivatives involve costs to the Fund that can reduce returns

■  The Fund could make money and protect against losses if the investment analysis proves correct

■  Derivatives that involve leverage could generate substantial gains at low cost

■  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility investment income or capital gains at low cost

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Returns

Fixed-income obligations Up to 35%; usually less than 1%

■  The Fund’s holdings, share price and total return may fluctuate in response to bond market movements

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond’s quality, the higher its potential volatility

■  Market risk—the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole

■  Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility

■  Most bonds will rise in value when interest rates fall

■  A source of regular interest income

■  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends

■  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks

■  Investment-grade bonds have a lower risk of default than junk bonds

Jennison Growth Fund	17

How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Mortgage-related securities Up to 35%; usually less than 1%

■  Prepayment risk—the risk that the underlying mortgage may be prepaid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower-yielding securities

■  Credit risk—the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and interest rate risk above under “Fixed-income obligations”

■  A source of regular interest income

■  The U.S. government guarantees interest and principal payments on certain securities

■  May benefit from security interest in real estate collateral

■  Pass-through instruments provide greater diversification than direct ownership of loans

■  May provide capital appreciation

U.S. government securities Up to 35%; usually less than 1%

■  Some are not insured or guaranteed by the U.S. government, but only by the issuing agency, which must rely on its own resources to repay the debt and are subject to the risk of default like private issuers

■  Limits potential for capital appreciation

■  See market risk, credit risk and interest rate risk above under “Fixed-income obligations”

■  May preserve the Fund’s assets

■  A source of regular interest income

■  Generally more secure than lower-quality debt securities and equity securities

■  Principal and interest may be guaranteed by the U.S. government

Illiquid securities Up to 15% of net assets; usually less than 1%	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Money market instruments Up to 100% on a temporary basis

■  Limits the Fund’s potential for capital appreciation and achieving the investment objective

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal

■  See market risk above under “Fixed-income obligations”

■ May preserve the Fund’s assets

Jennison Growth Fund	19

How the Fund is Managed

BOARD OF DIRECTORS

The Company’s Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Company, PI manages the Fund’s investment operations and administers its business affairs. PI also is responsible for supervising the Fund’s investment adviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .58% of the Fund’s average net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund’s investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund’s investment adviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment

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advisory services, supervises Jennison and pays Jennison for its services. As of September 30, 2005, Jennison managed in excess of $69 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund’s semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

PORTFOLIO MANAGERS

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Del Balso generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Michael A. Del Balso joined Jennison in 1972 and is currently an Executive Vice President at Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso is a graduate of Yale University and received his M.B.A. from Columbia University. He is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since May 2000.

Kathleen A. McCarragher joined Jennison in 1998 and is an Executive Vice President of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University. She has managed the Fund since February 1999.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University and is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since February 1999.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and

Jennison Growth Fund	21

How the Fund is Managed

sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Company’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares, other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75% respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.jennisondryden.com. The Fund will provide a full list of the Fund’s portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the month. In addition, the Fund may release the Fund’s top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each calendar quarter, and will be available on the Fund’s website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

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Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders—typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes realized net capital gains to shareholders—typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized before January 1, 2009, is generally taxed at rates of up to 15% if the Fund holds the security for one year or less, any gain is short-term capital provided that the Fund distributes the net capital to non-corporate U.S. shareholders gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to

Jennison Growth Fund	23

Fund Distributions and Tax Issues

corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund’s income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI “Taxes, Dividends, and Distributions—Foreign Shareholders.”

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As

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explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it’s a “taxable event.” Therefore, if the shares you exchanged have increased in value

Jennison Growth Fund	25

Fund Distributions and Tax Issues

since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event.” This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

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How to Buy, Sell and Exchange Shares of

the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You’ll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don’t have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares including due to the failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, the Fund is only available to be sold in the United States, the U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).

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How to Buy, Sell and Exchange Shares of the Fund

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■	Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■	Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■	Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to

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shareholders purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison.  Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z	Class R
Minimum purchase amount1	$1,000	$1,000		$2,500	None	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during:		1% on sales	None	None
		Year 1	5%	made within 12
		Year 2	4%	months of
		Year 3	3%	purchase
		Year 4	2%
		Years 5/6	1%
		Year 7	0%
Annual distribution and service (12b-1) fees shown as a percentage of average daily net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	None	.75 of 1% (.50 of 1% currently)

[1]	The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Step 4: Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
[4]	These distribution and service fees are paid from the Fund’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2007, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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How to Buy, Sell and Exchange Shares of the Fund

Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment.  You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and $4,999,999*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchase by certain retirement or benefit plans).
**	For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you and, if applicable, an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable, the group, already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you and, if applicable, an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

Eligible group of related investors

■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

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■	Accounts held in your spouse’s name (alone or with other account holders) and TIN (see definition of spouse below)

■	Accounts for your children or your spouse’s children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■	Accounts in the name and TINs of your parents

■	Trusts with you, your spouse, your children, your spouse’s children, and/or your parents as the beneficiaries

■	With limited exclusions, accounts with the same address

■	Exclusions include, but are not limited to:

■	addresses for brokerage firms and other intermediaries

■	Post Office Boxes

■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan’s TIN.

Definition of spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■	for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

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How to Buy, Sell and Exchange Shares of the Fund

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchase by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

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■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Fund also makes available free of charge, on the Fund’s website at www.prudential.com, in

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How to Buy, Sell and Exchange Shares of the Fund

a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans.  Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs.  Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors.  Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

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■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Qualifying for Class R Shares

Retirement Plan.  Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges

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How to Buy, Sell and Exchange Shares of the Fund

(including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

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Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding.

For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined.

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of fair value pricing.

The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value

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How to Buy, Sell and Exchange Shares of the Fund

pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C, Class Z and Class R shares,

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you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment.  As we explained in the ”Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19176

Automatic Investment Plan.  You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services.  Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Jennison Growth Fund	39

How to Buy, Sell and Exchange Shares of the Fund

Systematic Withdrawal Plan.  A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders.  Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

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Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchase by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

Jennison Growth Fund	41

How to Buy, Sell and Exchange Shares of the Fund

As we noted before in the ”Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability;

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Contingent Deferred Sales Charge Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans.  The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities

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from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

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How to Buy, Sell and Exchange Shares of the Fund

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, or 18 months for Class C shares purchased prior to February 2, 2004, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of the Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing

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prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Fund’s Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the investor will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Fund’s policies as set forth in its prospectus and statement of additional information on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above,

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How to Buy, Sell and Exchange Shares of the Fund

investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the order if the information reveals that the activity relates to previously identified policy offenders. In that case, the offender will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or the Intermediaries will be able to identify these investors or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund’s Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

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The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Sales of Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Financial Highlights

The financial highlights below are intended to help you evaluate the Fund’s financial performance for the past five years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Fund’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$12.84	$11.77	$9.73	$12.50	$24.20
Income from investment operations:
Net investment loss(a)	.01	(.04)	(.02)	(.04)	(.05)
Net realized and unrealized gain (loss) on investment transactions	2.46	1.11	2.06	(2.73)	(9.50)
Total from investment operations	2.47	1.07	2.04	(2.77)	(9.55)
Less distributions:
Distributions from net realized gains	—	—	—	—	(2.15)
Net asset value, end of year	$15.31	$12.84	$11.77	$9.73	$12.50
Total return(b)	19.24%	9.09%	20.97%	(22.16)%	(42.32)%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$1,348,039	$1,200,078	$1,134,839	$1,011,241	$1,286,009
Average net assets (000)	$1,258,500	$1,237,249	$1,034,231	$1,358,013	$1,513,253
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.06%	1.05%	1.17%	1.08%	1.06%
Expenses, excluding distribution and service (12b-1) fees	.81%	.80%	.92%	.83%	.81%
Net investment loss	.04%	(.27)%	(.21)%	(.28)%	(.27)%
For Class A, B, C and Z shares:
Portfolio turnover rate	57%	68%	64%	71%	98%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
(c)	The distributor of the series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

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Class B Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$11.90	$11.00	$9.16	$11.86	$23.23
Income from investment operations:
Net investment loss(a)	(.09)	(.12)	(.10)	(.13)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.28	1.02	1.94	(2.57)	(9.05)
Total from investment operations	2.19	.90	1.84	(2.70)	(9.22)
Less distributions:
Distributions from net realized gains	—	—	—	—	(2.15)
Net asset value, end of year	$14.09	$11.90	$11.00	$9.16	$11.86
Total return(b)	18.40%	8.18%	20.09%	(22.77)%	(42.70)%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$371,561	$481,876	$565,727	$653,338	$1,046,581
Average net assets (000)	$439,078	$560,217	$602,105	$1,007,499	$1,576,226
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%	1.80%	1.92%	1.83%	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%	.80%	.92%	.83%	.81%
Net investment loss	(.66)%	(1.02)%	(.95)%	(1.03)%	(1.02)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

Jennison Growth Fund	49

Financial Highlights

Class C Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$11.90	$11.00	$9.16	$11.86	$23.23
Income from investment operations:
Net investment loss(a)	(.08)	(.12)	(.10)	(.13)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.27	1.02	1.94	(2.57)	(9.05)
Total from investment operations	2.19	.90	1.84	(2.70)	(9.22)
Less distributions:
Distributions from net realized gains	—	—	—	—	(2.15)
Net asset value, end of year	$14.09	$11.90	$11.00	$9.16	$11.86
Total return(b)	18.40%	8.18%	20.09%	(22.77)%	(42.70)%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$86,198	$96,253	$106,850	$103,956	$164,216
Average net assets (000)	$91,313	$107,401	$105,518	$159,096	$226,607
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.81%	1.80%	1.92%	1.83%	1.81%
Expenses, excluding distribution and service (12b-1) fees	.81%	.80%	.92%	.83%	.81%
Net investment loss	(.61)%	(1.02)%	(.96)%	(1.03)%	(1.02)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

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Class Z Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$13.15	$12.03	$9.92	$12.71	$24.50
Income from investment operations:
Net investment loss(a)	.04	— (b)	— (b)	— (b)	— (b)
Net realized and unrealized gain (loss) on investment transactions	2.53	1.12	2.11	(2.79)	(9.64)
Total from investment operations	2.57	1.12	2.11	(2.79)	(9.64)
Less distributions:
Distributions from net realized gains	—	—	—	—	(2.15)
Net asset value, end of year	$15.72	$13.15	$12.03	$9.92	$12.71
Total return(c)	19.54%	9.31%	21.27%	(21.95)%	(42.15)%

Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)	$1,393,365	$1,274,544	$1,360,076	$1,108,026	$1,524,028
Average net assets (000)	$1,324,754	$1,441,730	$1,226,178	$1,545,628	$2,191,554
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.81%	.80%	.92%	.83%	.81%
Expenses, excluding distribution and service (12b-1) fees	.81%	.80%	.92%	.83%	.81%
Net investment income (loss)	.28%	(.02)%	.03%	(.03)%	(.02)%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Less than $.005 per share.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.

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Financial Highlights

Class R Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class R Shares (December 17, 2004 Through September 30, 2005(b)(a))

Per Share Operating Performance
Net asset value, beginning of period	$12.97
Income (loss) from investment operations:
Net investment loss(b)	(.05)
Net realized and unrealized gain on investment transactions	1.23
Total from investment operations	1.18
Net asset value, end of period	$14.15
Total investment return(c)	9.10%

Ratios/Supplemental Data
Net assets, end of period	$2,727 (d)
Average net assets	$2,528 (d)
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)(f)	1.31%
Expenses, excluding distribution and service (12b-1) fees(f)	.81%
Net investment loss	(.52)%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period presented and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)	Amount is actual and not rounded.
(e)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.

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Notes

Jennison Growth Fund	53

Notes

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Notes

Jennison Growth Fund	55

FOR MORE INFORMATION

Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITES
Prudential Mutual Fund Services LLC P.O. Box 8098 Philadelphia, PA 19176	(800) 225-1852 (973) 357-3529 (from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers should contact:	■ TELEPHONE
Prudential Investment Management Services LLC P.O. Box 8310 Philadelphia, PA 19176	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation, call (202) 942-8090	on the EDGAR database at http//www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semi-annual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year)	■ SEMIANNUAL REPORT

Jennison Growth Fund
SHARE CLASS	A	B	C	Z	R
NASDAQ	PJFAX	PJFBX	PJFCX	PJFZX	Unavailable
CUSIP	74437E107	74437E206	74437E305	74437E404	74437E651

MF168AThe Registrant’s Investment Company Act File Number is 811-07343

Dryden Active Allocation Fund

NOVEMBER 30, 2005	PROSPECTUS

FUND TYPE

Balanced/allocation

OBJECTIVE

Income and long-term growth of capital

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
4	Principal Risks
5	Evaluating Performance
7	Fees and Expenses

9	How the Fund Invests
9	Investment Objective and Policies
14	Other Investments and Strategies
16	Investment Risks

22	How the Fund is Managed
22	Board of Directors
22	Manager
22	Investment Adviser and Portfolio Managers
24	Distributor
25	Disclosure of Portfolio Holdings

26	Fund Distributions and Tax Issues
26	Distributions
27	Tax Issues
28	If You Sell or Exchange Your Shares

30	How to Buy, Sell and Exchange Shares of the Fund
30	How to Buy Shares
43	How to Sell Your Shares
46	How to Exchange Your Shares
49	Telephone Redemptions or Exchanges
50	Expedited Redemption Privilege

51	Financial Highlights
51	Class A Shares
52	Class B Shares
53	Class C Shares
54	Class R Shares
55	Class Z Shares

For More Information (Back Cover)

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We’re Equity Investors

In deciding which equity investments to buy for the equity portfolio, we look for common stocks, preferred stocks or other equity-related securities of companies that are expected to provide higher total returns (yield plus appreciation) than the average stock.

We Also Invest in Debt Instruments

We use a team approach to find debt obligations. Issuers of bonds and other debt instruments pay a fixed or variable rate of interest and must repay the amount borrowed at maturity.

Risk/Return Summary

This section highlights key information about Dryden Active Allocation Fund, which we refer to as “the Fund.” The Fund is a series of The Prudential Investment Portfolios, Inc. (“the Company”). The Fund was previously known as Dryden Active Balanced Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The Fund’s equity investments are managed by Quantitative Management Associates LLC (QMA). The Fund’s fixed-income and money market securities are managed by Prudential Investment Management, Inc. (PIM). While we make every effort to achieve our objective, we can’t guarantee success.

Normally the Fund will invest 40% to 75% of its total assets in equity-related securities. Equity-related securities in which the Fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities.

Under normal circumstances, we will invest 25% to 60% of our total assets in investment-grade fixed-income securities. We may invest up to 20% of our total assets in fixed-income securities rated lower than investment grade. These are known as “junk bonds.”

Normally, we also may invest up to 35% of the Fund’s total assets in money market instruments, which include the commercial paper of U.S. and non-U.S. corporations, short-term obligations of U.S. and foreign banks and short-term obligations guaranteed by the U.S. government or its agencies.

We can invest up to 35% of the Fund’s total assets in foreign equity and debt securities. Up to 30% of the Fund’s total assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. We also may use derivatives for hedging or to improve the Fund’s returns.

Dryden Active Allocation Fund	3

Risk/Return Summary

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests in equity-related securities, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-size companies are more stable than the stock prices of small companies. The Fund’s equity holdings can vary significantly from broad market indexes, and the performance of the Fund can deviate from the performance of such indexes.

The Fund uses an asset allocation strategy. Although the Fund’s investment adviser believes that this will add value over the long term, it is possible that we will emphasize an asset category that is out of favor.

The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation fails to pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline. Debt securities rated below investment grade—also known as ”junk bonds”—have a higher risk of default and tend to be less liquid.

Since the Fund invests in foreign securities, there are additional risks. Foreign markets often are more volatile than U.S. markets and generally are not subject to regulatory requirements comparable to those placed on U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.

The Fund has historically actively and frequently traded its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund’s performance and have adverse tax consequences.

Some of our investment strategies—such as using leverage or derivatives—also involve above-average risks. The Fund may use various derivative strategies to try to enhance return. The Fund may also use derivatives as hedging techniques to try to protect its assets. Derivatives may not match or fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. If the Fund sells securities and agrees to repurchase them in a forward roll transaction or a reverse repurchase agreement, there is a risk that the market value of any securities purchased with proceeds of the initial sale will decline below the repurchase price the Fund has agreed to pay. This would cause the net asset value of the Fund’s shares

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to decrease faster than would otherwise be the case, and is the speculative characteristic known as “leverage.”

Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see “How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar chart shows the Fund’s performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns compare with broad measures of market performance and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Total Returns (Class Z shares)

The total return of the Class Z shares from January 1, 2005 to September 30, 2005 was 2.70%.

Dryden Active Allocation Fund	5

Risk/Return Summary

Average Annual Total Returns[1] (as of 12-31-04)
	One Year	Five Years	Since Inception
Class A shares	5.17%	1.83%	6.32% (since 11-7-96)
Class C shares	9.40%	2.27%	6.29% (since 11-7-96)
Class Z shares	11.52%	3.31%	8.41% (since 1-4-93)
Class R shares	N/A	N/A	N/A (since 12-17-04)
Class B shares
Return Before Taxes	5.40%	2.08%	6.29% (since 11-7-96)
Return After Taxes On Distributions[2]	5.34%	1.47%	4.52% (since 11-7-96)
Return After Taxes on Distributions and Sale of Fund Shares[2]	3.60%	1.39%	4.42% (since 11-7-96)
Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index[3]	10.87%	(10.97)%	N/A3
Lehman Brothers U.S. Aggregate Bond Index[4]	4.34%	7.71%	N/A4
Customized Blend[5]	8.07%	11.05%	N/A5
Lipper Average[6]	7.93%	11.50%	N/A6

[1]	The Fund’s returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns for Class A shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund’s Class A, B, C, Z and R shares.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
[3]	The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—an unmanaged index of 500 stocks of large U.S. public companies—gives a broad look at how U.S. stock prices have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes and would be lower if they included the effects of these deductions. S&P 500 Index returns since the inception of each class are 8.51% for Class A, Class B and Class C shares and 10.96% for Class Z. Source: Lipper Inc.
[4]	The Lehman Brothers U.S. Aggregate Bond Index (LABI)—an unmanaged index of investment grade securities issued by the U.S. government and its agencies and by corporations with between 1 and 10 years remaining to maturity—gives a broad look at how bond prices of short and intermediate-term bonds have performed. The LABI returns since inception were 6.92% for Class A, Class B and Class C shares, and 6.96% for Class Z shares. Source: Lipper Inc.
[5]	Customized Blend is a model portfolio consisting of the S&P 500 Index (57.5%), the Lehman U.S. Aggregate Bond Index (40%) and the Treasury bill 3-month blend (2.5%). Each component of Customized Blend is an unmanaged index generally considered to represent the performance of its asset class. The Customized Blend is intended to provide a theoretical comparison to the Fund’s performance, based on the amounts allocated to each asset class. The Customized Blend does not reflect deductions for any sales charges, taxes or operating expenses of a mutual fund. These returns would be lower if they included the effect of these deductions. Source: Lipper Inc. The Customized Blend returns since inception would be 8.17% for Class A, Class B and Class C shares, and 9.48% for Class Z.
[6]	The Lipper Average is based on the average return of all mutual funds in the Lipper Balanced Fund category and reflects deductions for operating expenses, but does not include the effect of any sales charges or taxes. These returns would be lower if they included the effect of these deductions. Lipper Average returns since the inception of each class are 6.78% for Class A, Class B and Class C shares and 8.34% for Class Z shares. Source: Lipper Inc.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund—Class A, B, C, Z and R. Each share class has different (or no) sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z and Class R shares are available only to a limited group of investors. For more information about which share class may be right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	Class A		Class B		Class C		Class Z	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%		None		None		None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[2]	5%	[3]	1%	[4]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None		None	None
Redemption fees	None		None		None		None	None
Exchange fee	None		None		None		None	None

Annual Fund Operating Expenses (deducted from Fund assets)
	Class A		Class B		Class C		Class Z	Class R
Management fees	.65%		.65%		.65%		.65%	.65%
+ Distribution and service (12b-1) fees[5]	.30%		1.00%		1.00%		None	.75%
+ Other expenses	.19%		.19%		.19%		.19%	.19%
= Total annual Fund operating expenses	1.14%		1.84%		1.84%		.84%	1.59%
– Fee waiver	.05%		None		None		None	.25%
= Net annual Fund operating expenses	1.09%		1.84%		1.84%		.84%	1.34%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans).
[3]	The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[4]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).
[5]	The Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares, and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through January 31, 2007.

Dryden Active Allocation Fund	7

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The information in the ten years column reflects this conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$655	$888	$1,139	$1,856
Class B shares	$687	$879	$1,095	$1,889
Class C shares	$287	$579	$995	$2,159
Class Z shares	$86	$268	$466	$1,037
Class R shares	$136	$477	$842	$1,868

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$655	$888	$1,139	$1,856
Class B shares	$187	$579	$995	$1,889
Class C shares	$187	$579	$995	$2,159
Class Z shares	$86	$268	$466	$1,037
Class R shares	$136	$477	$842	$1,868

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Asset Allocation

QMA is responsible for allocating the Fund’s assets. In managing the Fund’s asset allocation, QMA uses a quantitative model. It manages the stock portion of the Fund’s portfolio using behavioral finance models to select securities they believe to be underpriced, while maintaining a risk profile like that of the Standard & Poor’s 500 Composite Stock Price Index. The money market and bond portion of the portfolio is managed by PIM.

How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek income and long-term growth of capital. The Fund seeks to achieve its objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. While we make every effort to achieve our objective, we can’t guarantee success.

In pursuing our objective, we normally invest in a wide variety of equity securities, debt securities and money market instruments. The Fund’s investments will be actively shifted among these asset classes in order to capitalize on perceived valuation opportunities and to maximize the Fund’s total return.

In addition to common stocks, nonconvertible preferred stocks and convertible securities, equity-related securities include American Depositary Receipts (ADRs); warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities—like bonds, corporate notes and preferred stocks—that we can convert into the company’s common stock or some other equity security. We may buy common stocks of companies of every size—small, medium and large capitalization.

Debt obligations include corporate and non-corporate obligations, such as U.S. government securities. The weighted average maturity of the debt securities held by the Fund will normally be between 3 and 30 years. We can invest up to 20% of the Fund’s total assets in debt obligations rated BB or B by Standard & Poor’s Ratings Services or Ba or B by Moody’s Investors Service, Inc. or the equivalent rating by another nationally recognized statistical rating organization. These lower-rated obligations—also known as “junk bonds”—have a higher risk of default and tend to be less liquid and more volatile than higher-rated obligations. We also may invest in obligations that are not rated, but that we believe are of comparable quality to these lower-rated obligations.

We may invest in money market instruments, which include the commercial paper of corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, nonconvertible debt securities (corporate and government), short-term obligations issued or guaranteed by the

Dryden Active Allocation Fund	9

How the Fund Invests

U.S. government or its agencies or instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Generally, money market instruments provide a fixed rate of return, but provide less opportunity for capital appreciation than stocks.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest is guaranteed, but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Mortgage-Related Securities

We may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages.

Mortgage-related securities include CMOs, multi-class pass-through securities and stripped mortgage-backed securities. A CMO is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

Asset-Backed Securities

We may also invest in asset-backed debt securities. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike most corporate bonds, which are usually unsecured, most asset-backed securities are secured by collateral, or collateralized, which provides for more predictable cash flows and more protection against event-risk downgrades. However, to the extent a borrower fails to make timely repayments on the underlying loans

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when due or prepayments on underlying assets accelerate due to declines in interest rates, the Fund could suffer a loss on its investment. Some asset-backed securities that the Fund invests in may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.

Collateralized Debt Obligations (CDOs)

The Fund may invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment-grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of investable assets of the Fund. The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings for investment purposes.

Credit-Linked Securities

The Fund may invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allows issuers of the securities to transfer specific credit risk of the asset referenced in the credit default swap(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

Dollar Rolls

The Fund may enter into dollar rolls. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Swap Transactions

The Fund may enter into swap transactions. Swap transactions are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, credit

Dryden Active Allocation Fund	11

How the Fund Invests

default swaps, interest rate swaps, total return and index swaps and currency exchange swaps.

Foreign Securities

We may invest up to 15% of the Fund’s total assets in foreign equity securities and up to 20% of its total assets in fixed-income securities of foreign issuers. For purposes of the 15% limit, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

Portfolio Turnover

As a result of the strategies described above, the Fund has historically had an annual portfolio turnover rate of over 100%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund’s performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. When the Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do if, for example, the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risk. The Fund must pay the lender any dividends and interest that accrue on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales “against the box”. In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. Up to 25% of the Fund’s net assets may be subject to short sales against the box. In addition, the Fund may have up to 5% of its total assets allocated to uncovered short sales.

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Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We may use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives—such as futures, options, swaps, swap options, foreign currency forward contracts and options on futures—involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment—a security, market index, currency, interest rate or some other benchmark—will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, stock indexes, swaps and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Swap Options

The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell futures contracts on equity and debt securities, securities indexes, interest rate indexes and foreign currencies, and related options on such futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a

Dryden Active Allocation Fund	13

How the Fund Invests

set price. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

For more information, see “Investment Risks” and the Statement of Additional Information, “Description of the Funds, Their Investments and Risks.” The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Company can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund’s returns or protect its assets if market conditions warrant.

Repurchase Agreements

The Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Money Market Instruments; Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund’s total assets in high-quality foreign or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund’s assets when the equity markets are unstable.

The Fund may at any time hold cash or invest in money market funds and high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs.

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Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets and may pledge up to 33 1/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may also invest up to 25% of its assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see “Investment Restrictions” in the SAI.

For more information about these strategies, see the SAI, “Description of the Fund, its Investments and Risks—Risk Management and Return Enhancement Strategies.”

Dryden Active Allocation Fund	15

How the Fund Invests

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal strategies and certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund’s ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see “Description of the Funds, Their Investments and Risks” in the SAI.

Investment Type

% of Investable Assets	Risks	Potential Rewards

Equity-related securities 40-75%

■  Individual stocks could lose value

■  The equity markets could go down, resulting in a decline in value of the Fund’s investments

■  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund’s investments

■  Companies that pay dividends may not do so if they don’t have profits or adequate cash flow

■  The Fund may invest the bulk of its assets in an asset category that is out of favor, which could result in losses if stock prices fall

■  Historically, stocks have outperformed other investments over the long term

■  Generally, economic growth means higher corporate profits, which lead to an increase in stock prices, known as capital appreciation

■  May be a source of dividend income

■  The Fund’s asset allocation strategy may provide stable returns

Short sales Up to 25% of net assets; usually less than 10% (against the box) Up to 5% of total assets (uncovered)

■  May magnify underlying investment losses

■  Share price volatility can magnify losses because underlying security must be replaced at a specific time.

■  Investment costs may exceed potential underlying investment gains

■  Short sales “against the box” give up the opportunity for capital appreciation in the security

■ May magnify underlying investment gains

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Fixed-income obligations 25-60%, including up to 20% in “junk bonds”

■  The Fund’s holdings, share price and total return may fluctuate in response to bond market movements

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower a bond’s quality, the higher its potential volatility

■  Market risk—the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole

■  Interest rate risk—the risk that the value of most bonds will fall when interest rates rise. The longer a bond’s maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility

■  Junk bonds have a higher risk of default, tend to be less liquid, are more volatile and may be more difficult to value

■  Most bonds will rise in value when interest rates fall

■  A source of regular interest income

■  High-quality debt obligations are generally more secure than stocks since companies must pay their debts before they pay dividends

■  Bonds have generally outperformed money market instruments over the long term, with less risk than stocks

■  Investment-grade bonds have a lower risk of default than junk bonds

■  Junk bonds offer higher yields and higher potential gains than investment-grade bonds

Dryden Active Allocation Fund	17

How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Mortgage-related securities Up to 60%

■  Prepayment risk—the risk that the underlying mortgage may be pre-paid partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower-yielding securities

■  Credit risk—the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and interest rate risk described above under “Fixed-income obligations”

■  A source of regular interest income

■  The U.S. government guarantees interest and principal payments on certain securities

■  May benefit from security interest in real estate collateral

■  Pass-through instruments provide greater diversification than direct ownership of loans

■  May provide capital appreciation

Asset-backed securities Up to 60%

■  The security interest in the underlying collateral may be nonexistent or may not be as great as with mortgage-related securities

■  Credit risk—the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and interest rate risk described above under “Fixed-income obligations” and prepayment risk described above under “Mortgage-related securities”

■  A source of regular interest income

■  Prepayment risk is generally lower than with mortgage-related securities

■  Pass-through instruments provide greater diversification than direct ownership of loans

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Foreign securities Up to 35%

■  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

■  Currency risk—adverse changes in the values of foreign currencies can cause losses

■  May be less liquid than U.S. stocks and bonds

■  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and more risk

■  Investments in emerging market securities are subject to greater volatility and price declines

■  Investors can participate in the growth of foreign markets through the Fund’s investments in companies operating in those markets

■  May profit from a favorable change in the value of foreign currencies

■  Opportunities for diversification

Reverse repurchase agreements and forward rolls Up to 33 1/3%

■  May magnify underlying investment losses

■  Investment costs may exceed potential underlying investment gains

■  Leverage risk—the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase

■ May magnify underlying investment gains

Dryden Active Allocation Fund	19

How the Fund Invests

Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Derivatives (including swaps) Percentage varies

■  The value of derivatives (such as futures, options and foreign currency forward contracts and swaps) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security

■  Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities

■  The counterparty to a derivatives contract could default

■  Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses

■  Certain types of derivatives involve costs to the Fund that can reduce returns

■  The Fund could make money and protect against losses if the investment analysis proves correct

■  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost

■  One way to manage the Fund’s risk/return balance is by locking in the value of an investment ahead of time

■  Hedges that correlate well with an underlying position can reduce or eliminate volatility of investment income or capital gains at low cost

Collateralized Debt Obligations (CDOs) Up to 5% of investable assets

■  The CDO’s underlying obligations may not be authorized investments for the Fund

■  A CDO is a derivative, and is subject to credit, liquidity and market risks, as well as price volatility

■  Limited liquidity because of transfer restrictions and lack of an organized trading market

■ Greater diversification than direct investment in debt instruments ■ May offer higher yield due to their structure

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Investment Type (cont’d)

% of Investable Assets	Risks	Potential Rewards

Credit-Linked Securities Up to 15%

■  The issuer of the credit-linked security may default or become bankrupt

■  Credit risk of the corporate credits underlying the credit default swaps

■  Typically privately negotiated transactions, resulting in limited liquidity or no liquidity

■  See market risk described above under “Fixed-income obligations” and prepayment risk described above under “Mortgage-related securities”

■ Regular stream of payments ■ Greater diversification than direct investments in assets ■ May offer higher yields due to their structure

U.S. government securities Up to 60%

■  Limits potential for capital appreciation

■  See market risk, credit risk and interest rate risk described above under “Fixed-income obligations”

■  Some are not insured or guaranteed by the U.S. government, but only by the issuing agency, which must rely on its own resources to repay the debt and are subject to the risk of default like private issuers

■  May preserve the Fund’s assets

■  A source of regular interest income

■  Generally more secure than lower quality debt securities and equity securities

■  Principal and interest may be guaranteed by the U.S. government

Money market instruments Up to 35% under normal circumstances Up to 100% temporarily

■  Limits potential for capital appreciation and achieving the Fund’s investment objective

■  Credit risk—the risk that the default of an issuer would leave the Fund with unpaid interest or principal

■  Market risk—the risk that the market value of an investment may move up or down. Market risk may affect an industry, a sector or the market as a whole

■ May preserve the Fund’s assets

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

Dryden Active Allocation Fund	21

How the Fund is Managed

BOARD OF DIRECTORS

The Company’s Board of Directors (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102-4077

Under a management agreement with the Company, PI manages the Fund’s investment operations and administers its business affairs. PI also is responsible for supervising the Fund’s investment adviser. For the fiscal year ended September 30, 2005, the Fund paid PI management fees of .65% of the Fund’s average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund’s investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

Prudential Investment Management, Inc. (PIM) and Quantitative Management Associates LLC (QMA) are the subadvisers to the Fund. PIM has served as such since

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the inception of the Fund, and QMA has served as a subadviser to the Fund since July 1, 2004. QMA is a direct, wholly-owned subsidiary of PIM. PIM and QMA are both located at 100 Mulberry Street, Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and QMA and pays PIM and QMA for their services.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreements is available in the Fund’s annual report (for any agreements approved during the six-month period ended September 30, 2005) and will be available in the Fund’s semi-annual report (for any agreements approved during the six-month period ended March 31, 2006).

Kay T. Willcox and Malcolm Dalrymple of PIM’s Fixed Income Group are the portfolio managers for the fixed income segment of the Fund.

Kay T. Willcox, Principal, is Portfolio Manager for PIM-Fixed Income’s Core Fixed Income Strategy. She also manages the fixed income portion of the Dryden Active Allocation Fund and is a mortgage portfolio manager. Prior to her current duties, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, is a corporate bond portfolio manager for PIM-Fixed Income. He is responsible for the corporate bond sleeves of Core Fixed Income portfolios and is also a portfolio manager for Structured and Short Maturity Strategies. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. Mr. Dalrymple joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Quantitative Management Associates LLC (QMA) is the subadviser to the equity segment of the Dryden Active Allocation Fund. QMA is a wholly-owned subsidiary of Prudential Investment Management, Inc. QMA manages equity and balanced portfolios for institutional and retail clients. As of June 30, 2005, QMA had approximately $46 billion in assets under management (including approximately $6 billion in assets for which QMA, as balanced manager, allocates to affiliated and unaffiliated managers). The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

QMA typically follows a team approach in the management of its portfolios. QMA uses a disciplined investment process based on fundamental data, driven by its

Dryden Active Allocation Fund	23

How the Fund is Managed

quantitative investment models. QMA incorporates into its investment process insights gained from its original research and the seasoned judgment of its portfolio managers and analysts. The members of QMA’s portfolio management team with primary responsibility for managing the Fund are listed below.

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. Maggie is responsible for portfolio management and investment strategy for the Fund. She is portfolio manager for QMA’s enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Previously, Maggie was employed by the AT&T Treasury department and by Price Waterhouse as a senior consultant. In both positions, she was responsible for providing expert testimony on economic and financial matters. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Stacie L. Mintz is a Portfolio Manager for QMA. Stacie is responsible for portfolio management for the Fund. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund’s shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation

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for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables. Class A, Class B, Class C and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1% and .75% respectively. Because these fees are paid from the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.jennisondryden.com. The Fund will provide a full list of the Fund’s portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the month. In addition, the Fund may release the Fund’s top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each calendar quarter, and will be available on the Fund’s website until replaced at the end of the next quarter. These postings can be located at www.jennisondryden.com.

Dryden Active Allocation Fund	25

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders—typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders—typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund’s remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security—if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized before January 1, 2009, is generally taxed at rates of up to 15%, provided that the Fund distributes the net capital to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to

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shareholders at ordinary income rates. Also, a portion of the dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund’s income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services” in the next section.

TAX ISSUES

Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI “Taxes, Dividends, and Distributions—Foreign Shareholders.”

Dryden Active Allocation Fund	27

Fund Distributions and Tax Issues

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it’s a “taxable event”. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a “taxable event”. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

Dryden Active Allocation Fund	29

How to Buy, Sell and Exchange Shares of

the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You’ll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don’t have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares including due to the failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, the Fund is only available to be sold in the United States, the U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).

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■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■	Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■	Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■	Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z or Class R shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders

Dryden Active Allocation Fund	31

How to Buy, Sell and Exchange Shares of the Fund

purchasing shares through financial intermediaries or omnibus accounts. You should consult your financial intermediary or broker for assistance in choosing a share class.

Share Class Comparison.  Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z	Class R
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None	None
Maximum initial sales charge	5.50% of the public offering price	None		None	None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during:		1% on sales	None	None
		Year 1	5%	made within
		Year 2	4%	12 months of
		Year 3	3%	purchase
		Year 4	3%
		Years 5/6	1%
		Year 7	0%
Annual distribution and service (12b-1) fees shown as a percentage of average daily net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	None	.75 of 1% (.50 of 1% currently)

[1]	The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Step 4: Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).
[4]	These distribution and service fees are paid from the Fund’s assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B, Class C and Class R shares is .25% of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), 1% (including the .25 of 1% service fee) for Class B and Class C shares and .75 of 1% (including the .25 of 1% service fee) for Class R shares. For the period ending January 31, 2007, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fee rate for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.

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Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

Increase the Amount of Your Investment.  You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million and $4,999,999*	None	None	1.00%	**

*	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).
**	For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you and, if applicable, an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden and/or Strategic Partners mutual fund shares you and, if applicable, the group, already own, (2) the value of money market shares you and, if applicable, an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing, or

■	Sign a Letter of Intent, stating in writing that you and, if applicable, an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden and/or Strategic Partners mutual funds within 13 months.

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How to Buy, Sell and Exchange Shares of the Fund

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

Eligible group of related investors

■	All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

■	Accounts held in your spouse’s name (alone or with other account holders) and TIN (see definition of spouse below)

■	Accounts for your children or your spouse’s children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■	Accounts in the name and TINs of your parents

■	Trusts with you, your spouse, your children, your spouse’s children, and/or your parents as the beneficiaries

■	With limited exclusions, accounts with the same address

■	Exclusions include, but are not limited to:

■	addresses for brokerage firms and other intermediaries

■	Post Office Boxes

■	Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan’s TIN.

Definition of spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■	An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■	A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■	An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a women arising from the fact that the two live together and hold themselves out as being married.

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The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■	for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchases by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for

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How to Buy, Sell and Exchange Shares of the Fund

amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■	investors in Individual Retirement Accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its “Rollover IRA” program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

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To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Fund also makes available free of charge, on the Fund’s website at www.prudential.com, in a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

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How to Buy, Sell and Exchange Shares of the Fund

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company),

■	Prudential, with an investment of $10 million or more, and

■	Qualified state tuition programs (529 plans).

Qualifying for Class R Shares

Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm’s customers).

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Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for the marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of

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How to Buy, Sell and Exchange Shares of the Fund

Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value per share or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board.

With respect to any portion of the Fund’s assets that are invested in one or more open-end registered investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests. The prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of fair value pricing.

The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets

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but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market. Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge

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How to Buy, Sell and Exchange Shares of the Fund

(unless you’re entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

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Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

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How to Buy, Sell and Exchange Shares of the Fund

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution.” An eligible guarantor institution includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase (the CDSC is waived for purchases by certain retirement or benefit plans). To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares, and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares (18 months for Class C shares purchased prior to February 2, 2004) and six years for Class B shares.

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

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As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■	To provide for certain distributions—made without IRS penalty—from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■	On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Contingent Deferred Sales Charge—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Waiver of the CDSC—Class C Shares

Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

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Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can’t exchange Class A shares for Class B, Class C, Class Z or Class R shares. Class B and Class C shares may

46	Visit our website at www.jennisondryden.com

not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, or 18 months for Class C shares purchased prior to February 2, 2004 you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,” exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.”

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of the Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased

Dryden Active Allocation Fund	47

How to Buy, Sell and Exchange Shares of the Fund

brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Company’s Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the investor will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only

48	Visit our website at www.jennisondryden.com

aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to handle orders on transfers by beneficial owners consistently with the Fund’s policies as set forth in its prospectus and statement of additional information on transfers by beneficial owners. Omnibus accounts and Intermediaries are treated uniformly with respect to these policies. Intermediaries may impose different or strict restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the order if the information reveals that the activity relates to previously identified policy offenders. In that case, the offender will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or the Intermediaries will be able to identify these investors or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

Dryden Active Allocation Fund	49

How to Buy, Sell and Exchange Shares of the Fund

The Fund’s Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Sales of Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

50	Visit our website at www.jennisondryden.com

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund’s financial performance for the five most recent fiscal years. The total return in each chart represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

A copy of the Fund’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares (fiscal years ended 9-30)

Per Share Operating Performance	2005[3]	2004[3]	2003[3]	2002[2]	2001
Net asset value, beginning of year:	$12.83	$11.47	$9.60	$11.08	$13.76
Income from investment operations:
Net investment income	.21	.14	.12	.18	.44
Net realized and unrealized gain (loss) on investment transactions	1.12	1.31	1.96	(1.37)	(2.31)
Total from investment operations	1.33	1.45	2.08	(1.19)	(1.87)
Less distributions:
Dividends from net investment income	(.16)	(.09)	(.21)	(.29)	(.38)
Distributions from net realized gains		—	—	—	(.43)
Total distributions			(.21)	(.29)	(.81)
Net asset value, end of year	$14.00	$12.83	$11.47	$9.60	$11.08
Total return[1]	10.41%	12.68%	21.91%	(11.18)%	(14.40)%

Ratios/Supplemental Data
Net assets, end of year (000):	$424,341	$425,614	$410,597	$369,410	$474,409
Average net assets (000)	$428,897	$429,046	$385,242	$461,051	$456,359
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees[4]	1.09%	1.07%	1.11%	1.11%	1.21%
Expenses, excluding distribution and service (12b-1) fees	.84%	.82%	.86%	.86%	.96%
Net investment income	1.52%	1.13%	1.12%	1.51%	2.21%
For Class A, B, C and Z shares:
Portfolio turnover rate	119%	170%	212%	215%	134%
[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
[2]	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
[3]	Calculations are based on average shares outstanding during the year.
[4]	The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

Dryden Active Allocation Fund	51

Financial Highlights

Class B Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2005[3]	2004[3]	2003[3]	2002[2]	2001
Net asset value, beginning of year	$12.78	$11.42	$9.56	$11.00	$13.68
Income from investment operations:
Net investment income	.11	.05	.04	.10	.40
Net realized and unrealized gain (loss) on investment transactions	1.10	1.31	1.95	(1.36)	(2.35)
Total from investment operations	1.21	1.36	1.99	(1.26)	(1.95)
Less distributions:
Dividends from net investment income	(.05)	—	(.13)	(.18)	(.30)
Distributions from net realized gains		—	—	—	(.43)
Total distributions	(.05)	—	(.13)	(.18)	(.73)
Net asset value, end of year	$13.94	$12.78	$11.42	$9.56	$11.00
Total return[1]	9.50%	11.91%	20.96%	(11.73)%	(14.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$73,983	$94,667	$104,308	$124,201	$181,313
Average net assets (000)	$88,854	$104,847	$113,112	$169,928	$225,621
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.84%	1.82%	1.86%	1.86%	1.96%
Expenses, excluding distribution and service (12b-1) fees	.84%	.82%	.86%	.86%	.96%
Net investment income	.77%	.38%	.38%	.77%	1.55%

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
[2]	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
[3]	Calculations are based on average shares outstanding during the year.

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Class C Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the years ending prior to September 30, 2004 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2005[3]	2004[3]	2003[3]	2002[2]	2001
Net asset value, beginning of year	$12.78	$11.42	$9.56	$11.00	$13.68
Income from investment operations:
Net investment income	.11	0.5	.04	.08	.32
Net realized and unrealized gain (loss) on investment transactions	1.11	1.31	1.95	(1.34)	(2.27)
Total from investment operations	1.22	1.36	1.99	(1.26)	(1.95)
Less distributions:
Dividends from net investment income	(.05)	—	(.13)	(.18)	(.30)
Distributions from net realized gains		—	—	—	(.43)
Total distributions	(.05)	—	(.13)	(.18)	(.73)
Net asset value, end of year	$13.95	$12.78	$11.42	$9.56	$11.00
Total return[1]	9.50%	11.91%	20.96%	(11.73)%	(14.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$13,500	$14,357	$12,655	$11,268	$16,423
Average net assets (000)	$14,221	$13,380	$12,132	$15,577	$14,019
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.84%	1.82%	1.86%	1.86%	1.96%
Expenses, excluding distribution and service (12b-1) fees	.84%	.82%	.86%	.86%	.96%
Net investment income	.78%	.38%	.37%	.76%	1.43%

[1]	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
[2]	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
[3]	Calculations are based on average shares outstanding during the year.

Dryden Active Allocation Fund	53

Financial Highlights

Class R Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class R Shares (December 17, 2004(a) Through September 30, 2005(b)

Per Share Operating Performance:
Net asset value, beginning of period	$13.53
Income from investment operations:
Net investment income	.12
Net realized and unrealized gain on investment transactions	.35
Total from investment operations	.47
Net asset value, end of period	$14.00
Total return(c)	3.40%

Ratios/Supplemental Data
Net assets, end of period (000)	$3
Average net assets (000)	$2
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.34	%(e)
Expenses, excluding distribution and service (12b-1) fees	.84	(e)
Net investment income	1.48	%(e)

(a)	Commencement of operations.
(b)	Calculated based upon average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period presented and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of Class R shares.
(e)	Annualized.

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Class Z Shares

For the fiscal year ended September 30, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the fiscal years presented through September 30, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares (fiscal years ended 9-30)

Per Share Operating Performance:	2005[3]	2004[3]	2003[3]	2002[2]	2001
Net asset value, beginning of year	$12.90	$11.53	$9.66	$11.14	$13.79
Income from investment operations:
Net investment income	.24	.17	.14	.21	.35
Net realized and unrealized gain (loss) on investment transactions	1.13	1.32	1.97	(1.37)	(2.17)
Total from investment operations	1.37	1.49	2.11	(1.16)	(1.82)
Less distributions:
Dividends from net investment income	(.19)	(.12)	(.24)	(.32)	(.40)
Distributions from net realized gains	—	—	—	—	(.43)
Total distributions	(.19)	(.12)	(.24)	(.32)	(.83)
Net asset value, end of year	$14.08	$12.90	$11.53	$9.66	$11.14
Total return[1]	10.63%	12.96%	22.11%	(10.86)%	(13.96)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$173,188	$169,725	$167,039	$166,036	$207,850
Average net assets (000)	$176,256	$171,470	$172,708	$206,376	$230,926
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.84%	.82%	.86%	.86%	.96%
Expenses, excluding distribution and service (12b-1) fees	.84%	.82%	.86%	.86%	.96%
Net investment income	1.76%	1.38%	1.36%	1.76%	2.51%

[1]	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
[2]	Effective October 1, 2001, the Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
[3]	Calculations are based on average shares outstanding during the year.

Dryden Active Allocation Fund	55

FOR MORE INFORMATION

Please read the prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■MAIL	■TELEPHONE	■WEBSITES
Prudential Mutual Fund Services LLC PO Box 8098 Philadelphia, PA 19176	(800) 225-1852 (973) 367-3529 (from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■Outside Brokers should contact:	■TELEPHONE
Prudential Investment Management Services LLC PO Box 8310 Philadelphia, PA 19176	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

■MAIL	■ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov Note: The SEC charges a fee to copy documents

■IN PERSON	■VIA THE INTERNET
Public Reference Room in Washington, DC For hours of operation, call (202) 942-8090	on the EDGAR database at http//www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semi-annual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■STATEMENT OF	■ANNUAL REPORT	■SEMIANNUAL REPORT
ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	(contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year)

Dryden Active Allocation Fund
SHARE CLASS	A	B	C	Z	R
NASDAQ	PIBAX	PBFBX	PABCX	PABFX	Unavailable
CUSIP	74437E883	74437E875	74437E867	74437E859	74437E636

MF185A The Registrant’s Investment Company Act File Number is 811-07343

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Statement of Additional Information dated November 30, 2005

The Prudential Investment Portfolios, Inc. (the Company) is an open-end, management investment company consisting of six series. Three of the Company’s series are diversified funds: Dryden Active Allocation Fund (Active Allocation Fund), Jennison Growth Fund (Growth Fund) and Jennison Equity Opportunity Fund (Equity Opportunity Fund). Each of the foregoing funds will be referred to herein as a “Fund” and collectively, as the “Funds”. The other three of the Company’s series are non-diversified funds: JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each of the foregoing non-diversified funds will be referred to herein as an “Asset Allocation Portfolio” and, collectively, as the “Asset Allocation Portfolios”. Collectively, the Funds and the Asset Allocation Portfolios are referred to herein as the “PIP Funds”.

The investment objective of the Active Allocation Fund is to seek income and long-term growth of capital. The Active Allocation Fund seeks to achieve this objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment.

The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve this objective by investing primarily in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market.

The investment objective of the Conservative Allocation Portfolio is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Portfolio is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Portfolio is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an Underlying Fund). Funds like the Asset Allocation Portfolios are typically referred to as “Funds of Funds” because they invest in other mutual funds. The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

There can be no assurance that the PIP Funds’ investment objectives will be achieved. See “Description of the PIP Funds and the Underlying Funds, Their Investments and Risks”.

The Company’s address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with each PIP Fund’s Prospectus. The prospectus for each of the PIP Funds is dated November 30, 2005. Copies of each Prospectus may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The PIP Funds’ audited financial statements for the fiscal year ended September 30, 2005 are incorporated in this SAI by reference to the Funds’ 2005 annual reports to shareholders (File No. 811-07343). You may obtain a copy of a PIP Fund’s annual report at no charge by request to the Company at the address or telephone number noted above.

MF172B

COMPANY HISTORY

The Company was organized under the laws of Maryland on August 10, 1995 as a corporation. On May 29, 1998, the Company changed its name from Prudential Jennison Series Fund, Inc. to The Prudential Investment Portfolios, Inc. and the name of one of the Company’s series was changed from Prudential Jennison Active Balanced Fund to Prudential Active Balanced Fund (Active Balanced Fund). On May 30, 2000, the Prudential Jennison Growth & Income Fund, another series of the Company, changed its name to the Prudential Jennison Equity Opportunity Fund (Equity Opportunity Fund). The name of the other existing series was Prudential Jennison Growth Fund (Growth Fund). On July 7, 2003, Active Balanced Fund, Equity Opportunity Fund and Growth Fund changed their names to Dryden Active Balanced Fund, Jennison Equity Opportunity Fund and Jennison Growth Fund, respectively. On February 18, 2004, the Dryden Active Balanced Fund changed its name to Dryden Active Allocation Fund (Active Allocation Fund). Collectively, the Active Allocation Fund, the Equity Opportunity Fund and the Growth Fund are referred to in this SAI as the “Funds” and each as a “Fund”.

On February 18, 2004, the Company created three additional series: JennisonDryden Conservative Allocation Fund (Conservative Allocation Portfolio), JennisonDryden Moderate Allocation Fund (Moderate Allocation Portfolio) and JennisonDryden Growth Allocation Fund (Growth Allocation Portfolio). Each of these series will be referred to herein as an “Asset Allocation Portfolio” and, collectively, as the “Asset Allocation Portfolios”. Collectively, the Funds and the Asset Allocation Portfolios are referred to herein as the “PIP Funds”.

DESCRIPTION OF THE PIP FUNDS AND THE UNDERLYING FUNDS, THEIR INVESTMENTS AND RISKS

Classification.    The Company is an open-end, management investment company consisting of three diversified series and three non-diversified series. Each series operates as a separate fund with its own investment objectives and policies.

Investment Strategies, Policies and Risks.    The investment objective of the Active Allocation Fund is to seek income and long-term growth of capital. The Active Allocation Fund seeks to achieve this investment objective by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation. The investment objective of the Growth Fund is long-term growth of capital. The Growth Fund seeks to achieve this objective by investing primarily in equity-related securities (such as common stock, nonconvertible preferred stock and securities convertible into common stock) of established companies with above-average growth prospects. Current income, if any, is incidental. Under normal market conditions, the Growth Fund intends to invest at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment. The investment objective of the Equity Opportunity Fund is long-term growth of capital. The Equity Opportunity Fund seeks to achieve its objectives by investing at least 80% of its investable assets in common stocks of established companies with growth prospects believed by the Fund to be underappreciated by the market. While the principal investment policies and strategies for seeking to achieve a PIP Fund’s objective are described in its Prospectus, a Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in trying to achieve its objective.

The investment objective of the Conservative Allocation Portfolio is current income and a reasonable level of capital appreciation. The investment objective of the Moderate Allocation Portfolio is capital appreciation and a reasonable level of current income. The investment objective of the Growth Allocation Portfolio is long-term capital appreciation. Each Asset Allocation Portfolio seeks to achieve its objective by investing in a combination of mutual funds in the JennisonDryden mutual fund family (each, an Underlying Fund). Each Asset Allocation Portfolio will allocate its assets among the different Underlying Funds within predetermined ranges, which ranges can be adjusted in the discretion of the investment adviser, including as a response to changes in market conditions. However, as a general matter, there will not be large, sudden changes in the Asset Allocation Portfolios’ investment allocations within the various Underlying Funds. Each Asset Allocation Portfolio may invest in one or more Underlying Funds, including the Growth Fund and the Equity Opportunity Fund. The Prospectus for the Asset Allocation Portfolios contains a current list of the JennisonDryden mutual funds that the Asset Allocation Portfolios presently consider for investment. This list may be updated from time to time to add or remove other Underlying Funds.

The Asset Allocation Portfolios may also invest directly in U.S. Government securities and money market instruments for cash management purposes or when assuming a defensive position.

Because each Asset Allocation Portfolio will invest a substantial portion of its assets in the Underlying Funds, each Asset Allocation Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of an Asset Allocation Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their respective objectives. Even though the Asset Allocation Portfolios invest primarily in the Underlying Funds, the investment results of the Asset Allocation Portfolios may be better or worse than the results of the Underlying Funds. The information provided below describes the types of instruments that one or more Underlying Funds may utilize in order to carry out its investment strategies, along with a summary of the risks presented by such instruments. Please note, however, that not every Underlying Fund is authorized under its investment objective, strategies and policies to invest its assets in each of the instruments described below. References to an Underlying Fund below with respect to each type of instrument apply only to the extent that the particular Underlying Fund is authorized to invest in the instrument, subject to any applicable limitations or restrictions. A detailed description of the types of instruments in which each Underlying Fund is permitted to invest and related risks is provided in each Underlying Fund’s prospectus and SAI, which are available free of charge by calling 1-800-225-1852.

A PIP Fund or an Underlying Fund may not succeed in achieving its investment objective and you could lose money.

The term “investment adviser” refers, in the case of the Growth Fund and the Equity Opportunity Fund, to Jennison Associates LLC (Jennison), and in the case of the Active Allocation Fund and each of the Asset Allocation Portfolios, to Prudential Investment Management, Inc. (PIM) and Quantitative Management Associates LLC (QMA), and in the case of each of the Asset Allocation Portfolios, to QMA. See “Management of the Company” below.

Equity-Related Securities

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs) and American Depositary Shares (ADSs), securities of real estate investment trusts and warrants and rights exercisable for equity securities.

ADRs and ADSs.    ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (2) issuers whose securities are represented by ADRs or ADSs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

Real Estate Investment Trusts.    The Funds and certain Underlying Funds may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT’s performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Warrants and Rights.    The Funds and certain Underlying Funds may invest in warrants and rights. A warrant gives its holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, a Fund or Underlying Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

Convertible Securities.    A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a certain quantity of the common stock or other equity securities of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security’s underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in these types of convertible securities.

The Growth Fund may invest in convertible securities which are rated investment grade or in unrated securities of comparable quality. The Equity Opportunity Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. The Active Allocation Fund may invest in convertible securities which are rated below investment grade or in unrated securities of comparable quality. With respect to the Asset Allocation Portfolios, certain Underlying Funds may invest in convertible securities which are rated below investment grade or in unrated securities of comparable qualities.

Corporate and Other Debt Obligations

The Funds and certain of the Underlying Funds may invest in debt obligations of domestic and foreign issuers, including money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody’s Investors Service, Inc. (Moody’s) (currently Aaa, Aa, A and Baa for bonds), Standard & Poor’s Ratings Services (S&P) (currently AAA, AA, A and BBB for bonds), or another nationally recognized statistical rating organization. Unrated securities may also be investment grade if, in the opinion of the investment adviser, they are of equivalent quality to those rated in the four highest quality grades. Securities rated Baa by Moody’s or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. Lower rated debt securities, as well as debt securities with longer maturities, typically provide a higher return and are subject to a greater risk of loss of principal and price volatility than higher rated securities and securities with shorter maturities. See the risks described under “Lower-Rated and Unrated Debt Securities” described below.

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of bonds held by the Fund or the Underlying Fund will change, causing an increase or decrease in the net asset value of such fund. Longer-term bonds are generally more sensitive to changes in interest rates than shorter-term bonds. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall. The investment adviser will actively manage a Fund’s or Underlying Fund’s portfolio maturity according to its interest rate outlook and will engage in various techniques to monitor such fund’s exposure to interest rate risk, including hedging transactions and swaps.

Adjustable Rate and Floating Rate Debt Securities.    The Funds and certain of the Underlying Funds are permitted to invest in adjustable rate or floating rate debt securities, including corporate securities and securities issued by U.S. Government agencies, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund or the Underlying

Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon rate reset to market rates.

Money Market Instruments.    The Funds and certain Underlying Funds may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers’ acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

U.S. Government Securities

U.S. Treasury Securities.    Each PIP Fund and certain of the Underlying Funds of the Asset Allocation Portfolios are permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities.    Each PIP Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government, except that the Equity Opportunity Fund does not intend to invest in mortgage-related securities. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a PIP Fund and an Underlying Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which a fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency and are subject to the risk of default like the obligations of private issuers. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by a PIP Fund or an Underlying Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities

The Active Allocation Fund, the Growth Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages, issued by the U.S. government or an issuing agency or instrumentality which guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of a Fund’s or Underlying Fund’s shares. The Active Allocation Fund and certain of the Underlying Funds also may invest in mortgage-backed securities issued by private entities. Mortgage-backed securities are in most cases “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. A Fund’s and an Underlying Fund’s ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

The Active Allocation Fund and the Growth Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest in both adjustable rate mortgage securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and fixed-rate mortgage securities (FRMs), which are collateralized by fixed-rate mortgages.

Private mortgage-backed securities in which the Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may invest represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies.

Private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously was customary. As new types of mortgage-backed securities are developed and offered to investors, the Active Allocation Fund, and certain of the Underlying Funds consistent with its investment objective and policies, will consider making investments in those new types of securities.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund or an Underlying Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s or an Underlying Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund or an Underlying Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Government stripped mortgage-related interest only (IOs) and principal only (POs) securities in which the Growth Fund, the Active Allocation Fund and certain of the Underlying Funds may invest are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Fund or an Underlying Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Fund or an Underlying Fund will acquire IOs and POs only if, in the opinion of such fund’s investment adviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. Each Fund and Underlying Fund will treat IOs and POs that are not U.S. government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 15% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. government, the investment adviser, subject to the supervision of the Board of Directors, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Investment in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund or an Underlying Fund not fully recovering its initial investment in an IO.

Collateralized Mortgage Obligations

The Growth Fund, the Active Allocation Fund and certain of the Underlying Funds also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche”, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

In reliance on Securities and Exchange Commission (SEC or Commission) rules and orders, a Fund’s or an Underlying Fund’s investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act), on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (iv) are not registered or regulated under the 1940 Act as investment companies. To the extent that a Fund or an Underlying Fund selects CMOs or REMICs that do not meet the above requirements, such fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Asset-Backed Securities

The Active Allocation Fund and certain of the Underlying Funds may invest in asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities’ weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund or an Underlying Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund or an Underlying Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund or an Underlying Fund may invest in other asset-backed securities that may be developed in the future.

The Active Allocation Fund is also permitted to invest up to 15% of its net assets plus any borrowings for investment purposes (investable assets) in credit-related asset-backed securities. Certain Underlying Funds of the Asset Allocation Portfolios may also invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds. See the risks described under “Lower-Rated and Unrated Debt Securities” described below.

These asset-backed securities often have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund or Underlying Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

Types of Credit Enhancement.    Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund and those Underlying Funds that benefit from credit enhancement will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Collateralized Debt Obligations (CDOs)

The Active Allocation Fund may invest up to 5% of its investable assets in collateralized debt obligations (CDOs). Certain Underlying Funds of the Asset Allocation Portfolios may also invest in CDOs. In a typical CDO investment, the Fund or Underlying Fund will purchase a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures and swaps (including credit default swaps). The cash flows generated by the collateral are used to pay interest and principal to the Fund or Underlying Fund.

The portfolio underlying the CDO security is subject to investment guidelines. However, if the Fund or Underlying Fund invests in a CDO, it cannot monitor the underlying obligations of the CDO and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund or Underlying Fund.

In addition, a CDO is a derivative, and is subject to credit, liquidity and interest rate risks, as well as price volatility. The market value of the underlying securities at any time will vary, and may vary substantially, from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition of the underlying securities, or in the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to the Fund or Underlying Fund.

The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that the Fund or Underlying Fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.

Credit-Linked Securities

The Active Allocation Fund may invest up to 15% of its investable assets in credit-linked securities. Certain Underlying Funds of the Asset Allocation Portfolios may also invest in credit-linked securities. Credit-linked securities are securities with one or more embedded credit default swaps on corporate credits, which allow issuers of the securities to transfer the specific credit risk of the asset referenced in the credit default swaps(s) to credit investors. Credit-linked securities are structured so that the coupon or price of a credit-linked security is linked to the performance of the reference asset or assets and the principal or coupon on the security is paid or repaid contingent on the occurrence of a specified credit event or at maturity.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The Fund or Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Fund or Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

Credit-linked securities are also subject to the credit risk of the referenced corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund’s or Underlying Fund’s principal investment would be reduced by the corresponding face value of the defaulted security.

The market for credit-linked securities is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

See “Swap Transactions” below for a description of additional risks associated with credit default swaps.

Custodial Receipts

The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities.

There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund or an Underlying Fund is authorized to assert its rights directly against the issuer of the underlying obligation or the Fund or an Underlying Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund or an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if such fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Liquidity Puts

The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a “put bond” or a “tender option bond.”

Consistent with their respective investment objectives, the Active Allocation Fund and certain of the Underlying Funds may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund or an Underlying Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund or Underlying Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser for the Fund or an Underlying Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund’s or an Underlying Fund’s investment adviser considers, among other things, the amount of cash available to such fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in such fund.

These instruments are not deemed to be “put options” for purposes of the investment restriction of the Active Allocation Fund and the following Underlying Funds: the Jennison International Growth Fund, the Dryden Ultra Short Bond Fund and the Dryden Short-Term Corporate Bond Fund.

Lower-Rated and Unrated Debt Securities

The Active Allocation Fund and the Equity Opportunity Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Also, certain of the Underlying Funds of the Asset Allocation Portfolios may invest, in varying degrees, in lower-rated and unrated debt securities. Non-investment-grade fixed-income securities are rated lower than Baa by Moody’s (or the equivalent rating or, if not rated, determined by the investment adviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or “junk” bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. The Active Allocation Fund is not authorized to invest in excess of 20% of such fund’s total assets in non-investment-grade fixed-income securities. The Equity Opportunity Fund may not invest more than 10% of its net assets in non-investment-grade fixed-income securities. With respect to the other Underlying Funds of the Asset Allocation Portfolios that specifically permit such investments, their respective limits on investing in non-investment grade fixed-income securities range from not more than 10% of total assets to 80% of total assets.

Fixed-income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (that is, high yield or high risk) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. An investment adviser considers both credit risk and market risk in making investment decisions for a Fund or an Underlying Fund.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s or an Underlying Fund’s net asset value.

Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund or an Underlying Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund or an Underlying Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If a Fund or an Underlying Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund or an Underlying Fund and increasing the exposure of such fund to the risks of lower-rated securities.

Foreign Securities

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios are permitted to invest in foreign corporate and government securities. “Foreign government securities” include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

A “supranational entity” is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of “quasi-governmental entities” are issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s “full faith and credit” and general taxing powers. Examples of quasi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Risk Factors and Special Considerations of Investing in Foreign Securities

Foreign securities involve certain risks, which should be considered carefully by an investor in a Fund or an Asset Allocation Portfolio. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possible imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

Additional costs could be incurred in connection with the Funds’ and certain of the Underlying Funds’ international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds’ and certain of the Underlying Funds’ securities denominated in that currency. Such changes also will affect the Funds’ and Underlying Funds’ income and distributions to shareholders. In addition, although a Fund or Underlying Fund will receive income in such currencies, such fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a Fund’s or Underlying Fund’s income has been accrued and translated into U.S. dollars, such fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income such fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time a Fund or Underlying Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. A Fund or Underlying Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by such fund; and protecting the U.S. dollar value of such securities which are held by such fund.

Special Risks of Emerging Markets and Developing Countries

Shareholders should be aware that investing in the equity markets of developing countries, whether by investing in a Fund or an Underlying Fund (by virtue of investing in an Asset Allocation Portfolio) involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

Risk Management and Return Enhancement Strategies

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios also may engage in various strategies, including using derivatives, to reduce certain risks of its investments and to attempt to enhance return. A Fund, and thus its investors, and an Underlying Fund, and thus the investors in an Asset Allocation Portfolio, may lose money if such fund is unsuccessful in its use of these strategies. These strategies currently include the use of options, foreign currency forward contracts and futures contracts, and options thereon. The Active Allocation Fund and certain of the Underlying Funds also may purchase and sell currency spot contracts and enter into swaps and options on swaps. A Fund’s or an Underlying Fund’s ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. The investment advisers do not intend to use all of these instruments or strategies to the full extent permitted unless it is believed that doing so will help such fund achieve its objectives. New financial products and risk management techniques continue to be developed and a Fund or an Underlying Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

Options on Securities

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase and write (that is, sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. A Fund or an Underlying Fund will generally write put options when its investment adviser desires to invest in the underlying security, to enhance return or to protect against adverse price fluctuations in securities in such fund’s portfolio. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

An option is covered if, in the case of a call option written by a Fund or an Underlying Fund, such fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by a Fund or an Underlying Fund, the put would be covered if such fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money.

If the writer of an option wishes to terminate the obligation, he or she may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

A Fund or an Underlying Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Fund or an Underlying Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund or Underlying Fund holds the underlying security by appreciation of the underlying security owned by such fund.

A Fund or an Underlying Fund may also purchase a “protective put,” that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund or Underlying Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund or Underlying Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund or Underlying Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

Options on Securities Indexes

In addition to options on securities, each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless a Fund or an Underlying Fund has other liquid assets that are sufficient to satisfy the exercise of a call, such fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund or an Underlying Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund or an Underlying Fund of options on indexes would be subject to the investment adviser’s ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Risks of Transactions in Options

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund or an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund or Underlying Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund or an Underlying Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Each Fund and some of the Underlying Fund intend to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

A Fund’s or an Underlying Fund’s purchase and sale of options on indexes will be subject to risks described above under “Risks of Transactions in Options”. In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund or an Underlying Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such fund. It is the policy of each Fund and certain Underlying Funds to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund and certain Underlying

Funds will not purchase or sell any index option contract unless and until, in the investment adviser’s opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

Because exercises of index options are settled in cash, a call writer such as a Fund or an Underlying Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund and certain Underlying Funds will write call options on indexes only under the circumstances described below under “Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options.”

Price movements in a Fund’s or an Underlying Fund’s portfolio probably will not correlate precisely with movements in the level of the index and, therefore, such fund bears the risk that the price of the securities held by the Fund or Underlying Fund may not increase as much as the index. In such event, the Fund or Underlying Fund would bear a loss on the call which is not completely offset by movements in the price of its portfolio. It is also possible that the index may rise when a Fund’s or an Underlying Fund’s portfolio of stocks does not rise. If this occurred, the Fund or Underlying Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund and a majority of the Underlying Funds in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless a Fund or an Underlying Fund has other liquid assets which are sufficient to satisfy the exercise of a call, such fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund or an Underlying Fund fails to anticipate an exercise, it may have to borrow from a bank in amounts not exceeding 33 1/3% (and 20% in the case of two Underlying Funds, i.e., the Dryden High Yield Fund and the Dryden Government Income Fund) of the Fund’s or the Underlying Fund’s total assets pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When a Fund or an Underlying Fund has written a call, there is also a risk that the market may decline between the time the Fund or Underlying Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such fund is able to sell stocks in its portfolio. As with stock options, a Fund or an Underlying Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Fund or an Underlying Fund would be able to deliver the underlying securities in settlement, a Fund or an Underlying Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund or an Underlying Fund has written is “covered” by an index call held by such fund with the same strike price, the Fund or Underlying Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund or Underlying Fund exercises the call it holds or the time the Fund or Underlying Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

If a Fund or an Underlying Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund or Underlying Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund or an Underlying Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Risks Related to Foreign Currency Forward Contracts

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into foreign currency forward contracts in several circumstances. When a Fund or an Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund or an Underlying Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, it may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund or an Underlying Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund and certain Underlying Funds may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Fund or Underlying Fund enters into a hedging transaction as described above, the transaction will be “covered” by the position being hedged, or such fund’s Custodian will segregate cash or other liquid assets in an amount equal to the value of the Fund’s or Underlying Fund’s total assets committed to the consummation of forward foreign currency exchange contracts (less the value of the covering positions, if any). The assets segregated will be marked-to-market daily, and if the value of the assets segregated declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund’s or Underlying Fund’s net commitments with respect to such contracts.

A Fund and the Underlying Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund or an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that a Fund or an Underlying Fund is obligated to deliver, then it would be necessary for such fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

If a Fund or an Underlying Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Fund’s or Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund or Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Fund’s or Underlying Fund’s dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, a Fund or Underlying Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of a Fund’s or an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Although a Fund or an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund or an Underlying Fund at one rate, while offering a lesser rate of exchange should such fund desire to resell that currency to the dealer.

Foreign Currency Strategies—Special Considerations

The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may use options on foreign currencies, futures on foreign currencies, foreign currency exchange swaps, options on futures contracts on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such fund’s securities are denominated. Such currency hedges can protect against price movements in a security that the Fund or Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund or Underlying Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or Underlying Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund’s or Underlying Fund’s investment adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund or an Underlying Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund or Underlying Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Futures Contracts

As a purchaser of a futures contract, a Fund or Underlying Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, a Fund or an Underlying Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Equity Opportunity Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies. The Growth Fund and certain of the Underlying Funds may purchase futures contracts on stock indexes and foreign currencies. The Active Allocation Fund and certain of the Underlying Funds may purchase futures contracts on equity and debt securities, foreign currencies, stock indexes and interest rate indexes and options thereon.

A Fund or an Underlying Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund’s or Underlying Fund’s portfolio securities may fall, such fund may sell a futures contract. If declining interest rates are anticipated, a Fund or an Underlying Fund may purchase a futures contract to protect against a potential increase in the price of securities such fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund or an Underlying Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund or an Underlying Fund will be able to enter into a closing transaction.

When a Fund or an Underlying Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction, an “initial margin” of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers’ client but is, rather, a good faith deposit on a futures contract which will be returned to a Fund or an Underlying Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and a Fund or an Underlying Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or other liquid assets, called “variation margin,” in the name of the broker, which are reflective of price fluctuations in the futures contract.

Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction.

Although a Fund and most Underlying Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund or Underlying Fund could not close a futures position and the value of such position declined, such fund would be required to continue to make daily cash payments of variation margin. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

Successful use of futures contracts by a Fund or Underlying Fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If a Fund or an Underlying Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund or Underlying Fund may have to sell securities at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which a Fund or Underlying Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts

An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes, including the S&P 500 Index and the NYSE Composite Index.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

Each Fund and certain Underlying Funds of the Asset Allocation Portfolios may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as a fund is obligated as a writer. A Fund or Underlying Fund will write put options on stock indexes and foreign currencies only if they are covered by designating as segregated with its Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.

Each Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term “commodity pool operator” under applicable rules and regulatory relief issued by the Commodity Futures Trading Commission (the “CFTC”). Each Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3 (z)):

(i)	the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii)	the aggregate “notional value” (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the “Alternative Commodity Trading Limits”).

With respect to the Funds, neither the Growth Fund nor the Equity Opportunity Fund intends to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund’s total assets. With respect to the Underlying Funds, their respective limitations on the amount of aggregate premiums to be paid for such options range from 5% to 20% of total assets.

Except as described below, a Fund and certain Underlying Funds will write call options on indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund or an Underlying Fund writes a call option on a broadly-based stock market index, it will designate as segregated on its records or with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets substantially replicating the movement of the index, in the judgment of the Fund’s or Underlying Fund’s investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If a Fund or an Underlying Fund has written an option on an industry or market segment index, it will segregate on its records or with its Custodian, or pledge to a broker as collateral for the option, at least ten “qualified securities”, all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund’s or Underlying Fund’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund or Underlying Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund or an Underlying Fund writes a call on an index which is in-the-money at the time the call is written, it will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund’s or Underlying Fund’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund or Underlying Fund has not written a stock call option and which has not been hedged by such fund by the sale of stock index futures. However, if a Fund or an Underlying Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is segregated by such fund in cash or other liquid assets with its Custodian, it will not be subject to the requirements described in this paragraph.

Position Limits.    As described above the Funds’ and Underlying Funds’ futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, transactions by a Fund or an Underlying Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund or an Underlying Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks of Risk Management and Return Enhancement Strategies

Participation in the options or futures markets and in currency exchange and swap transactions involves investment risks and transaction costs to which the Funds or Underlying Funds would not be subject absent the use of these strategies. A Fund and thus its investors, and an Underlying Fund, and thus investors in an Asset Allocation Portfolio, may lose money through any unsuccessful use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to a Fund or an Underlying Fund may leave that fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund or an Underlying Fund to sell a portfolio security at a disadvantageous time, due to the need to maintain “cover” or to segregate liquid assets in connection with hedging transactions. See “Taxes, Dividends and Distributions”.

The Funds or Underlying Funds will generally purchase options and futures on an exchange only if there appears to be a liquid or active secondary market for such options or futures; the Funds or Underlying Funds will generally purchase OTC options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid or active secondary market will continue to exist or that the other party will continue to make a market.

Thus, it may not be possible to close out an option or futures transaction. The inability to close out options and futures positions also could have an adverse impact on a Fund’s or an Underlying Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund or an Underlying Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom such fund has an open position in an option, a futures contract or related option.

Swap Transactions

Some of the Funds and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into swaps, including equity swaps. In an equity swap, payments on one or both sides of the transaction are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain cross-border equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.

The Active Allocation Fund and certain of the Underlying Funds may also enter into other types of swap transactions, including interest rate, total return and index, credit default and currency exchange swap agreements. In addition, the Fund or Underlying Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund or Underlying Fund than if such fund had invested directly in an instrument that yielded that desired return. Investment in each type of swap transaction is limited to 15% of the Active Allocation Fund’s investable assets and, with respect to the Asset Allocation Portfolios, certain Underlying Funds have a percentage limitation ranging from no more than 5% of its investable assets to no more than 15% of such assets.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on, or calculated with respect to, particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount, that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by the Fund or Underlying Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently the Fund’s or Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund’s or Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to such fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund or Underlying Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s or Underlying Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund or Underlying Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund or Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund or Underlying Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund or Underlying Fund will enter into swaps only with parties meeting creditworthiness standards approved by such fund’s Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

For purposes of applying the Fund’s or Underlying Fund’s investment policies and restrictions (as stated in the prospectus and SAI), swap agreements are generally valued by the Fund or Underlying Fund at market value. In the case of a credit default swap sold by the Fund or Underlying Fund (i.e., where such fund is selling credit default protection), however, the Fund or Underlying Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund or Underlying Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether the Fund’s or Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, although the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation, to some extent increasing the liquidity of the swap market, the Fund or Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund or Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s or Underlying Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund or Underlying Fund by the Internal Revenue Code may limit such fund’s ability to use swap agreements.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s or Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund or Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund or Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund or Underlying Fund writes a swap option, upon exercise of the option the Fund or Underlying Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible contract participants, which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

Interest Rate Swap Transactions.    The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund or Underlying Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund or the Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund or the Underlying Fund anticipates purchasing at a later date. The Fund or Underlying Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

The Fund or the Underlying Fund may enter into interest rate swaps in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund or Underlying Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s or the Underlying Fund’s risk of loss consists of the net amount of interest payments that such fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund or Underlying Fund would diminish compared to what it would have been if this investment technique was never used.

The Fund or the Underlying Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund or Underlying Fund anticipates buying. If the Fund or Underlying Fund purchases an interest rate swap to hedge against a change in an interest rate of a security such fund anticipates buying, and such interest rate changes unfavorably for such fund, then the Fund or Underlying Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

The Fund or Underlying Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

Credit Default Swap Transactions.    The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into credit default swap transactions. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or par value, of the reference obligation in exchange for the reference obligation. The Fund or Underlying Fund may be either the buyer or seller in a credit default swap transaction. If the Fund or Underlying Fund is a buyer and no event of default occurs, such fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund or Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund or Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund or Underlying Fund had invested in the reference obligation directly.

The Fund or the Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund or Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

Total Return & Index Swaps.    The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund or Underlying Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund or Underlying Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund or Underlying Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund or Underlying Fund with the opportunity to actively manage the cash maintained by such fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Currency Exchange Swaps.    The Active Allocation Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund’s or Underlying Fund’s ability to invest in foreign currency-denominated securities.

Swap Option Agreements.    A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Active Allocation Fund and certain of the Underlying Funds may write (sell) and purchase put and call swap options.

For additional risks related to Swap Transactions, see “Risks of Risk Management and Return Enhancement Strategies”.

Short Sales

Each of the Funds and certain of the Underlying Funds of the Asset Allocation Portfolios, may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund or Underlying Fund will borrow the security to make delivery to the buyer. The Fund or Underlying Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by such fund. Until the security is replaced, the Fund or Underlying Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund or Underlying Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sales will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund or Underlying Fund replaces the borrowed security, it will (1), designate as segregated on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position. Up to 25% of the net assets of the Growth Fund and the Equity Opportunity Fund, and up to 5% of the total assets of the Active Allocation Fund may be subject to short sales. With respect to the Underlying Funds of the Asset Allocation Portfolios, the respective limitations on the amount of assets that may be subject to short sales range from 10% to 25% of total assets.

The Fund or Underlying Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which such fund replaces the borrowed security. The Fund or Underlying Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sales.

Each Fund may also allocate up to 25% of its net assets to engaging in short sales against the box. With respect to certain of the Underlying Funds of the Asset Allocation Portfolios, the limitations on the amount of assets that may be engaged in short sales against the box range from 10% to 25% of total assets. A short sale against the box is a short sale in which the Fund or Underlying Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration, must be segregated on the Fund’s or Underlying Fund’s records or with its Custodian.

Repurchase Agreements

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date usually is within a day or two of the original purchase, although it may extend over a number of months. The Fund’s or Underlying Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund or Underlying Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund or Underlying Fund will suffer a loss.

A Fund or an Underlying Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, a Fund or an Underlying Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund or Underlying Fund will suffer a loss.

Each Fund and Underlying Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund or Underlying Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund and Underlying Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

The Active Allocation Fund may commit up to 33 1/3% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. Also, certain Underlying Funds of the Asset Allocation Portfolios may commit their assets to such investment techniques, with limitations up to 33 1/3% of total assets of a given fund. A forward roll is a transaction in which a Fund or Underlying Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called “dollar rolls”. In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund or Underlying Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

Reverse repurchase agreements involve sales by the Fund or Underlying Fund of portfolio securities to a financial institution concurrently with an agreement by such fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund or Underlying Fund continues to receive principal and interest payments on these securities.

Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund or Underlying Fund with the proceeds of the initial sale may decline below the price of the securities the Fund or Underlying Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund’s or Underlying Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce such fund’s obligations to repurchase the securities. The staff of the Commission has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of a Fund and certain Underlying Funds will consist of such investment techniques rather than bank borrowings.

The Active Allocation Fund and certain Underlying Funds may enter into reverse repurchase agreements with banks and securities dealers which meet the creditworthiness standards established by the investment adviser. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Active Allocation Fund or Underlying Fund may decline below the price of the securities it has sold but is obligated to repurchase.

Lending of Securities

Consistent with applicable regulatory requirements, a Fund and each of the Underlying Funds of the Asset Allocation Portfolios may lend its portfolio securities to brokers, dealers and financial institutions. Such loans can be made provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of a fund’s total assets (30% to 33 1/3% of total assets for the Underlying Funds). Also, such loans are callable at any time by the Fund or Underlying Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund or Underlying Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by a Fund or an Underlying Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund or Underlying Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the affected fund’s Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund or Underlying Fund, and any gain or loss in the market price during the loan would inure to that fund.

Since voting or consent rights that accompany loaned securities pass to the borrower, a Fund or an Underlying Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s or Underlying Funds investment in the securities that are the subject of the loan. A Fund or an Underlying Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

Each Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing). With respect to the Asset Allocation Portfolios, the Underlying Funds may each borrow money, with varying limitations ranging from 20% to 33 1/3% of the value of the Underlying Fund’s total assets. The Active Allocation Fund and certain of the Underlying Funds also may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If a Fund’s or an Underlying Fund’s asset coverage for borrowings falls below 300%, the Fund or Underlying Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund or Underlying Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. No Fund or Underlying Fund will purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors of such fund.

Borrowing for investment purposes is generally known as “leveraging”. Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s or an Underlying Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, a Fund or an Underlying Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

Each Fund and each Underlying Fund may hold up to 15% of its net assets in illiquid securities. If a Fund or an Underlying Fund were to exceed its limit, the investment adviser would take prompt action to reduce the Fund’s or Underlying Fund’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements that have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets (either within or outside of the United States). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund also might have to register such restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors of a particular fund. The Funds’ and the Underlying Funds’ investments in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be “traded flat” (that is, without accrued interest) or in default as to principal or interest.

The staff of the Commission has taken the position, which the Funds and Underlying Funds will follow, that purchased over-the-counter (OTC) options and the assets used as “cover” for written OTC options are illiquid securities unless the Fund or Underlying Fund and the counterparty have provided for the Fund or Underlying Fund, at such fund’s election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund or Underlying Fund of an amount designed to reflect the counterparty’s economic loss from an early termination, but does allow such fund to treat the securities used as “cover” as liquid.

Securities of Other Investment Companies

Each Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. Most of the Underlying Funds may invest up to 10% of their respective total assets in securities of other non-affiliated investment companies. If a Fund or an Underlying Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees. In addition, each Fund may purchase shares of affiliated investment companies in amounts up to 25% of its total assets and the Underlying Funds may purchase shares of affiliated investment companies in varying percentages of their respective total assets. The Asset Allocation Portfolios will invest all or nearly all of their assets in securities of affiliated investment companies without limit. The Active Allocation Fund and certain of the Underlying Funds may also invest in shares of exchange-traded funds. Notwithstanding the foregoing, an Underlying Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of section 12(d)(1) of the 1940 Act. This prohibits an Underlying Fund from purchasing shares of a fund structured as a “fund of funds”. See “Investment Restrictions” below.

Segregated Assets

When a Fund, an Asset Allocation Portfolio or an Underlying Fund of the Asset Allocation Portfolios is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company, cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, dollar roll transactions, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

When-Issued and Delayed Delivery Securities

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. The Fund’s or Underlying Fund’s Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund’s or Underlying Fund’s purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund’s or Underlying Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of its net asset value.

Additional Instruments the Underlying Funds May Invest In

Certain of the Underlying Funds of the Asset Allocation Portfolios may invest in instruments in addition to those already described. Not every Underlying Fund is authorized under its investment objectives, strategies and policies to invest its assets in each of the instruments described below. This section briefly identifies such additional instruments. A complete description of the types of instruments and related risks is provided in each Underlying Fund’s prospectus, which are available free of charge by calling 1-800-225-1852.

Structured Notes.    Certain Underlying Funds may invest in structured notes. The values of structured notes are linked to currencies, other securities or security indices, interest rates, commodities, indices or other financial indicators (reference instruments). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Municipal Securities.    Certain Underlying Funds may invest in municipal bonds, including general obligation and revenue bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Certain Underlying Funds may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

Brady Bonds.    Certain Underlying Funds are permitted to invest in debt obligations commonly known as Brady Bonds which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Plan debt restructurings have been implemented or will be implemented in a number of countries.

Brady Bonds do not have a long payment history. They may be collateralized or uncollateralized, are issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds and therefore are to be viewed as speculative.

Bank Debt.    Certain Underlying Funds may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund’s investment may be in the form of participations in loans (Participations).

Participations differ from the public and private debt securities typically held by the Underlying Fund. In Participations, the Underlying Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Underlying Fund has the right to receive payment of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Underlying Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Underlying Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the Underlying Fund may have difficulty disposing of Participations. Because the market for such instruments is not highly liquid, the Underlying Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market for loans may have an adverse impact on the value of such instruments and will have an adverse impact on the Underlying Fund’s ability to dispose of particular loans in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Participations also may make it more difficult for the Underlying Fund to assign a value to those securities when valuing the Underlying Fund’s securities and calculating its net asset value.

Variable Rate Demand Obligations.    Certain Underlying Funds may invest in variable rate demand obligations (VRDOs) and VRDOs in the form of participation interests (Participating VRDOs) in variable rate tax-exempt obligations held by financial institutions. The VRDOs in which the Underlying Fund may invest are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder to receive payment of the unpaid principal plus accrued interest on a short notice period. Participating VRDOs provide the Underlying Fund with a specified undivided interest (up to 100%) of the underlying obligations and the right to demand payment of the unpaid principal plus accrued interest on the Participating VRDOs from the financial institution on a short notice period. There is a possibility, because of default or insolvency, that the demand features of VRDOs or Participating VRDOs may not be honored.

Floating Rate and Variable Rate Municipal Securities; Inverse Floaters.    Certain Underlying Funds are permitted to invest in floating rate and variable rate municipal securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Underlying Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Underlying Fund paid for them.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

Caps and Floors.    Certain Underlying Funds may engage in the purchase or sale of interest rate caps and floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Temporary Defensive Strategy and Short-Term Investments

When adverse market or economic conditions dictate a defensive strategy, each Fund, each Asset Allocation Portfolio and most of the Underlying Funds may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, foreign government securities, certificates of deposit, bankers’ acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements and cash (foreign currencies or U.S. dollars). Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Each Fund, each Asset Allocation Portfolio and certain Underlying Funds also may temporarily hold cash or invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of shares, or to meet ordinary daily cash needs.

Portfolio Turnover

As a result of the investment policies described above, each Fund, Asset Allocation Portfolio and Underlying Fund may engage in a substantial number of portfolio transactions. With respect to the Funds, the Growth Fund’s portfolio turnover rate is not expected to exceed 100%, and neither the Active Allocation Fund’s nor the Equity Opportunity Fund’s portfolio turnover rate is expected to exceed 200%. The portfolio turnover rate generally is the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See “Brokerage Allocation and Other Practices” and “Taxes, Dividends and Distributions”.

The turnover rate for each Asset Allocation Portfolio is calculated by dividing the lesser of portfolio purchases or sales, i.e., the Underlying Funds and cash instruments (excluding all securities whose maturities or expiration date at acquisition were one year or less), by the monthly average of the value of the portfolio. The turnover rate for each Asset Allocation Portfolio is not expected to exceed 100% annually, although it may be higher during periods of market volatility. The Asset Allocation Portfolios indirectly bear their proportionate share of the expenses associated with portfolio turnover of the Underlying Funds, a number of which have historically had fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or other transaction costs, which are borne directly by an Underlying Fund. Shareholders in the Asset Allocation Portfolios may also bear expenses directly or indirectly through sales of securities, including shares of the Underlying Funds, which result in realization of ordinary income or taxable gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

The portfolio turnover rates for the Funds for the fiscal year ended September 30, 2005 and the fiscal period ended September 30, 2004 were as follows:

Fund	2005	2004
Active Allocation Fund	119%	170%
Equity Opportunity Fund	93%	102%
Growth Fund	57%	68%
Conservative Allocation Portfolio	11%	3%	(a)
Moderate Allocation Portfolio	5%	6%	(a)
Growth Allocation Portfolio	6%	6%	(a)

(a)	Portfolio turnover rates for periods of less than a full year are not annualized.

The Active Allocation Fund’s high portfolio turnover rate was primarily the result of the inclusion of dollar roll transactions in the calculation. The Equity Opportunity Fund’s high portfolio turnover rate was primarily the result of both the rebalancing of current security holdings due to market appreciation and depreciation and cash inflows and outflows and the execution of securities transactions in accordance with the Equity Opportunity Fund’s investment strategies.

Target Allocation Models for the Asset Allocation Portfolios

The Asset Allocation Portfolios will seek to achieve their investment objectives through investment in Underlying Funds within certain ranges as described in the Portfolios’ Prospectus. The Manager will evaluate the allocations to each Underlying Fund and will change the mix of Underlying Funds as necessary to maintain an approximate percentage of each Portfolio’s assets allocated to the Manager’s targets. For the fiscal period ended September 30, 2005, the asset allocation targets were as follows:

Asset Class Target Allocations:

ASSET CLASS	CONSERVATIVE ALLOCATION	MODERATE ALLOCATION	GROWTH ALLOCATION
Large Cap Core Funds*	11.3%	16.8%	20.7%
Small Cap Core Funds*	—	2.8	7.0
U.S. Large Cap Growth Funds	8.2	12.8	18.3
U.S. Large Cap Value Funds	6.7	7.8	8.6
Small to Mid Cap Funds	5.7	10.6	13.1
International Equity Funds	10.8	17.1	25.4
TOTAL EQUITY FUNDS	42.7	67.9	93.1
High Yield Funds	3.4	4.1	—
Multi Sector Debt	—	—	4.5
ST Debt Funds	32.2	13.7	—
U.S. Government Debt	19.6	12.2	—
TOTAL FIXED INCOME FUNDS	55.2	30.0	4.5
Cash	2.1	2.1	2.4
GRAND TOTAL	100.0	100.0	100.0

*	Core funds are funds that pursue a hybrid of a growth and a value strategy.

INVESTMENT RESTRICTIONS

Set forth below are the fundamental policies of the Funds and the fundamental policies of the Asset Allocation Portfolios (collectively, the “PIP Funds”). Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the applicable PIP Fund’s outstanding voting securities. A “majority of a PIP Fund’s outstanding voting securities”, when used in this SAI, means with respect to each PIP Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

Each Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund’s asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Each Asset Allocation Portfolio may not:

1.  Issue senior securities or borrow money or pledge its assets, except as permitted by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the “1940 Act Laws, Interpretations and Exemptions”). Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Portfolio to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3.  Buy or sell physical commodities or contracts involving physical commodities. The Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

4.  Purchase any security if as a result 25% or more of the Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

5.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Portfolio may purchase restricted securities without limit.

6.  The Portfolio may make loans, including loans of assets of the Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Portfolio’s investment objective.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Portfolio’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Portfolio’s asset coverage for borrowings permitted by Investment Restriction 1 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

For a description of the fundamental investment restrictions of the Underlying Funds, please see each Underlying Fund’s Statement of Additional Information, which are available free of charge by telephoning (800) 225-1852.

Although not fundamental, the PIP Funds have the following additional investment restrictions:

Each Fund may not:

1.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.  Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that the Active Allocation Fund may have up to 5% of its total assets allocated to uncovered short sales. Short sales “against the box” are not subject to this limitation.

3.  Make investments for the purpose of exercising control or management.

4.  Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition. Each Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

5.  Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs. (This restriction does not apply to the Active Allocation Fund.)

6.  Purchase more than 10% of all outstanding voting securities of any one issuer.

7.  Notwithstanding Investment Restriction 4 above, so long as a Fund is also an Underlying Fund for an Asset Allocation Portfolio, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

The Equity Opportunity Fund will provide 60 days’ prior written notice to shareholders of a change in the Equity Opportunity Fund’s non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by its name.

In addition to the foregoing fundamental restrictions, each Asset Allocation Portfolio operates under the following non-fundamental policies, which may be changed by the Board without shareholder approval:

Each Asset Allocation Portfolio may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.

Notwithstanding any other investment policy or restriction, each Portfolio may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Portfolio.

Notwithstanding the foregoing fundamental and non-fundamental investment restrictions of the Asset Allocation Portfolios, the Underlying Funds in which the Asset Allocation Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above and which may permit an Asset Allocation Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the SAI of that Underlying Fund, which can be obtained by calling (800) 225-1852.

MANAGEMENT OF THE COMPANY

Independent Directors

Information pertaining to the Directors of the Company is set forth below. Directors who are not deemed to be “interested persons” of the PIP Funds (as defined in the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the PIP Funds are referred to as “Interested Directors.” “Fund Complex” consists of the PIP Funds and any other investment companies managed by Prudential Investments LLC (PI).

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E. A. Carson (71)	Director	Since 2003	Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).	92	Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	89	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Director	Since 1996	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Director	Since 1995	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66)	Director	Since 1995	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992), Director (since January 2005) of The High Yield Plus Fund, Inc.

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Stephen G. Stoneburn (62)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67)	Director	Since 1996	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of The High Yield Plus Fund, Inc.
Interested Directors
Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.	160	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Judy A. Rice (57)*	President and Director	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Money Management Institute.	89	Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Company who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with the Company	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (47)	Secretary	Since 2004	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Maryanne Ryan (41)	Anti-Money Laundering Compliance Officer	Since 2002	Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1998	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jack Benintende (41)	Acting Treasurer	Since 2005	Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

*	“Interested” Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Advisers (Jennison Associates LLC, Prudential Investment Management, Inc. and/or Quantitative Management Associates LLC) or the Distributor (Prudential Investment Management Services LLC).

**	Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
***	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
****	This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

The Company has Directors who, in addition to overseeing the actions of the PIP Funds’ Manager, investment adviser and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under “Investment Advisory and Other Services—Manager and Investment Advisers” and “Principal Underwriter, Distributor and Rule 12b-1 Plans,” the Directors also review the actions of the Company’s Officers, who conduct and supervise the daily business operations of the Company. Pursuant to the Company’s Management Agreement, the Board may contract for advisory and management services for the Company. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

Directors and Officers of the Company are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Company. Mr. Augsburger oversees the implementation of policies and procedures for the Company designed to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Shareholder Communications with Directors

Shareholders of the Company can communicate directly with the Board of Directors by writing to the Chair of the Board, The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Standing Board Committees

The Company’s Board of Directors (the Board) has established three standing committees in connection with governance of the Company—Audit, Nominating and Governance, and Valuation.

Audit Committee.    The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Company’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Company’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Company. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Company, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Company. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended September 30, 2005.

Nominating and Governance Committee.    The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee met four times during the fiscal year ended September 30, 2005. The Nominating and Governance Committee Charter is available on the Company’s website at www.jennisondryden.com.

Selection of Director Nominees.    The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at The Prudential Investment Portfolios, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Company would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Company shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Company’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee.    The Valuation Committee consists of at least two Board members or an officer of the Company and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund’s portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Company Officer availability. The Valuation Committee met one time with respect to a Fund during the fiscal year ended September 30, 2005. For more information about the Valuation Committee, see “Net Asset Value” below.

Compensation

Pursuant to the Management Agreement with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Directors.

The Company pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors’ fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Directors’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Company’s obligation to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Company estimated for the fiscal year ending September 30, 2005 to the Independent Directors for service on the Company’s Board and the board of directors of any other investment company in the Fund Complex.

Compensation Table

Name of Independent Directors****	Aggregate Compensation for Fiscal Year Ending September 30, 2005	Pension or Retirement Benefits Accrued as Part of Company Expense	Estimated Annual Benefits Upon Retirement	Compensation from Company and Fund Complex Paid to Independent Directors during Year Ended December 31, 2004
Linda W. Bynoe***	$12,016	None	None	N/A
David E. A. Carson	$16,591	None	None	$199,750(38/92)*
Robert E. La Blanc	$15,753	None	None	$204,500(38/92)*
Douglas H. McCorkindale**	$15,282	None	None	$176,916(38/92)*
Richard A. Redeker	$16,408	None	None	$184,833(37/91)*
Robin B. Smith**	$17,759	None	None	$206,500(37/91)*
Stephen G. Stoneburn**	$15,804	None	None	$194,000(37/91)*
Clay T. Whitehead	$15,804	None	None	$201,500(38/92)*

*	Number of Funds/Portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged during 2004.
**	Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Directors, in total or in part, under the Fund’s deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2004, total value of compensation for the calendar year amounted to $291,729, $195,039 and $423,670 for Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***	Ms. Bynoe became a Director of the Company as of March 2, 2005.
****	Interested Directors do not receive any compensation from the Company or the Fund Complex.

Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Linda W. Bynoe*	N/A	N/A

David E. A. Carson	None	over $100,000

Robert E. La Blanc	None	over $100,000

Douglas H. McCorkindale	Jennison Growth Fund—$10,001-$50,000 Jennison Equity Opportunity Fund—Over $100,000	over $100,000

Richard A. Redeker	Jennison Growth Fund—Over $100,000	over $100,000

Robin B. Smith	Jennison Growth Fund—$10,001-$50,000	over $100,000

Stephen G. Stoneburn	None	over $100,000

Clay T. Whitehead	Jennison Growth Fund Class Z—$10,001-$50,000	over $100,000

*	Ms. Bynoe became a Director of the Company as of March 2, 2005.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex

Robert F. Gunia	Jennison Growth Fund Class A—$1-$10,000 Jennison Growth Fund Class Z—$10,001-$50,000 Dryden Active Allocation Fund Class Z—$10,001-$50,000	over $100,000

Judy A. Rice	Jennison Growth Fund Class Z—Over $100,000 Dryden Active Allocation Fund Class Z—$10,001-$50,000	over $100,000

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of a PIP Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a PIP Fund as of December 31, 2004.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Directors of the Company are eligible to purchase Class Z shares of each PIP Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

Information with respect to control persons and principal holders of securities is only provided with respect to the Funds. No information with respect to control persons and principal holders of securities is available for the Asset Allocation Portfolios because they have been newly created.

As of November 11, 2005, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Active Allocation Fund:

Name	Address	Class	Shares/%
Merrill Lynch, Pierce, Fenner & For the Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville, FL 32246	C	168,715/17.4%

Fidelity Investment Institutional Operations Company, Inc (FIIO) As Agent For Certain Employee	100 Magellan Way KWIC Covington, KY 41015	Z	809,860/6.7%

PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Prudential Employee Savings	30 Scranton Office Park Scranton, PA 18507	Z	4,567,208/37.6%

Prudential Investments Fund Management LLC Attn Lisa O’Donnell	Gateway Center Three 10th Floor Newark, NJ 07102	R	184/100%

As of November 11, 2005, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of 8,609,863 Class A shares (or 28.8% of the outstanding Class A shares), 1,517,855 Class B shares (or 29.2% of the outstanding Class B shares), 291,552 Class C shares (or 30.1% of the outstanding Class C shares), 2,908 Class Z shares (or 0.0% of the outstanding Class Z shares), and 0 Class R shares (or 0.0% of the outstanding Class R Shares) of the Active Allocation Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Growth Fund:

Name	Address	Class	Shares/%
Fidelity Investment Institutional Operations Company, Inc (FIIO) As Agent For Certain Employee	100 Magellan Way KWIC Covington, KY 41015	Z	7,195,537/8.1%

PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Prudential Employee Savings	30 Scranton Office Park Scranton, PA 18507	Z	23,383,671/26.2%

Bost & Co FBO K-Mart 401 (K) Prt Shr Plan Core Account Mutual Fund Operations	P.O. Box 3198 Pittsburgh, PA 15230	Z	7,922,886/8.9%

Wells Fargo Bank West NA Fbo New York Metropolitan Transportation Authority C/O F 457 & 401 (K) Deferred Comp Plan	8515 E Orchard Road # 2T2 Greenwood Village, CO 80111	Z	10,676,500/12.0%

Prudential Investment Fund Management LLC Attn Lisa O’Donnell	Gateway Center Three 10th Fl Newark, NJ 07102	R	192/99%

As of November 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 20,511,151 Class A shares (or 24.9% of the outstanding Class A shares), 11,409,280 Class B shares (or 43.9% of the outstanding Class B shares), 3,737,357 Class C shares (or 61.5% of the outstanding Class C shares), and 1,870 Class Z shares (or 0.0% of the outstanding

Class Z shares), and 0 Class R shares (or 0.0% of the outstanding Class R Shares) of the Growth Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Equity Opportunity Fund:

Name	Address	Class	Shares/%
PIMS/Prudential Retirement	30 Scranton Office Park	Z	5,164,187/35.5%
As Nominee For The TTEE	Scranton, PA 18507
Customer Plan
Prudential Employee Savings

Prudential Investment	100 Mulberry Street	Z	1,233,045/8.5%
FBO Mutual Fund Clients	Newark, NJ 07102
Attn Pruchoice Unit

Wells Fargo Bank West NA	8515 E Orchard Rd #2T2	Z	4,214,644/29%
FBO New York Metropolitan	Greenwood Village, CO 80111
Transportation Authority
C/o Fascorp
457 & 401(K) Deferred Comp Plan

Prudential Investment Fund	Gateway Centre Three	R	149/100%
Management LLC	10th Floor
Attn Lisa O’Donnell	Newark, NJ 07102

As of November 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 6,557,616 Class A shares (or 37.9% of the outstanding Class A shares), 6,447,766 Class B shares (or 64.1% of the outstanding Class B shares), 2,338,573 Class C shares (or 70.2% of the outstanding Class C shares), 4,847 Class Z shares (or 0.0% of the outstanding Class Z shares), and 0 Class R shares (or 0.0% of the outstanding Class R Shares) of the Equity Opportunity Fund. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Conservative Allocation Portfolio:

Name	Address	Class	Shares/%
Ridge Associates Inc	5 Astro Place	A	45,534/7.8%
Profit Sharing Plan	Rockaway, NJ 07866
Richard C. Ferri TTEE

First Clearing, LLC	56 Kentworth Court	C	13,212/7.5%
Francis J Topolski	Flemington, NJ 08822

Prudential Trust Company	14706 No New Market	C	19,618/11.2%
C/F IRA Of	Marysville, IN 47141
William Mannix

Prudential Investment	100 Mulberry Street	Z	2,737/70.3%
FBO Mutual Fund Clients	Newark, NJ 07102
Attn ProChoice Unit

Charles Schwab Co	101 Montgomery Street	Z	844/21.7%
San Francisco, CA 94104

LPL Financial Services	9785 Towne Centre Drive	Z	283/7.3%
San Diego, CA 92121

As of November 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 283,939 Class A shares (or 48.7% of the outstanding Class A shares), 415,629 Class B shares (or 54.2% of the outstanding Class B shares), 131,162 Class C shares (or 74.6% of the outstanding Class C shares), and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Conservative Allocation Portfolio. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Moderate Allocation Portfolio:

Name	Address	Class	Shares/%
Dean Witter	P.O. Box 250	C	25,096/5.2%
For The Benefit Of	Church Street Station
Magdy Francis &	New York, NY 10008
Thanaa Francis

Prudential Investment	100 Mulberry Street	Z	22,453/40.8%
FBO Mutual Fund Clients	Newark, NJ 07102
Attn Pruchoice Unit

Charles Schwab Co	101 Montgomery Street	Z	32,517/59.1%
San Francisco, CA 94104

As of November 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 1,020,304 Class A shares (or 57.1% of the outstanding Class A shares), 1,441,555 Class B shares (or 66.3% of the outstanding Class B shares), 390,508 Class C shares (or 80.9% of the outstanding Class C shares), and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Moderate Allocation Portfolio. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

As of November 11, 2005, the following shareholders owned 5% of the outstanding shares of any class of the Growth Allocation Portfolio:

Name	Address	Class	Shares/%
First Clearing, LLC	55 Westoverlook Dr	C	15,500/6.6%
Kishore Saraf (IRA R/O)	Port Washington, NY 11050
FCC As Custodian

Prudential Investment	100 Mulberry Street	Z	11,416/30.4%
FBO Mutual Clients	Newark, NJ 07102
Attn Pruchoice Unit

Charles Schwab Co	101 Montgomery Street	Z	26,089/69.5%
San Francisco, CA 94104

As of November 11, 2005, Wachovia Securities was the record holder for other beneficial owners of 329,484 Class A shares (or 50.2% of the outstanding Class A shares), 785,002 Class B shares (or 68.2% of the outstanding Class B shares), 218,924 Class C shares (or 93.0% of the outstanding Class C shares), and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Growth Allocation Portfolio. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Advisers

The manager of the Company is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the PIP Funds, comprise the JennisonDryden or Strategic Partners mutual funds. See “How the Fund is Managed—Manager” in each Prospectus.

As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to each Management Agreement with the Company (the Management Agreements), PI, subject to the supervision of the Company’s Board of Directors and in conformity with the stated policies of each PIP Fund, manages the investment operations of each PIP Fund. Also, for each Fund PI manages the composition of each Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. For each Asset Allocation Portfolio, PI manages the composition of the portfolio of each such fund (i.e., the Underlying Funds, U.S. Government securities and short-term cash instruments). In connection therewith, PI is obligated to keep certain books and records of the Company.

PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the PIP Funds. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Company’s corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by The Bank of New York, the PIP Funds’ custodian (the Custodian), and PMFS, the PIP Funds’ transfer and dividend disbursing agent. The management services of PI for the PIP Funds are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreements, fees based on a percentage of each PIP Fund’s assets. Each fee is computed daily and payable monthly. PI receives a management fee from the Growth Fund at an annual rate of .60% of the Growth Fund’s average net assets up to $300 million, .575% of the Growth Fund’s average net assets of the next $2.7 billion and .55% of the Growth Fund’s average net assets over $3 billion. PI receives a management fee from the Equity Opportunity Fund at an annual rate of .60% of the Equity Opportunity Fund’s average net assets up to $300 million and .575% of the Equity Opportunity Fund’s average net assets over $300 million. PI receives a management fee from Active Allocation Fund at an annual rate of .65% of the Active Allocation Fund’s average net assets up to $1 billion and .60% of the Active Allocation Fund’s average net assets over $1 billion.

PI receives a separate management fee from each Asset Allocation Portfolio at an annual rate of .20% of each respective Asset Allocation Portfolio’s average net assets as compensation for its management and asset allocation services to each Asset Allocation Portfolio. In addition, each Asset Allocation Portfolio will also bear its proportionate share of the management fees paid by the Underlying Funds in which it invests. Therefore, each investor in an Asset Allocation Portfolio will indirectly bear a proportionate share the management fees charged to an Asset Allocation Portfolio by the Underlying Funds in which such Asset Allocation Portfolio invests. PI will contractually agree to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees and Underlying Fund fees and expenses) of each class of shares of the Asset Allocation Portfolios to .50 of 1% of each Asset Allocation Portfolio’s average daily net assets from the commencement of operations through the period ending January 31, 2007.

In connection with its management of the corporate affairs of the Company, PI bears the following expenses:

(a)  the salaries and expenses of all personnel of the Company and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Company’s investment advisers;

(b)  all expenses incurred by PI or by the Company in connection with managing the ordinary course of a PIP Fund’s business, other than those assumed by a PIP Fund as described below; and

(c)  the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).

Under the terms of each Management Agreement, the Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PI or the PIP Funds’ investment advisers, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each PIP Fund and of pricing each PIP Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Company, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which the Company may be a member, (h) the cost of stock certificates representing shares of the Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the Commission, including the preparation and printing of the Company’s registration statements and each PIP Fund’s prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business and (m) distribution and service fees.

Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a PIP Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

PI has entered in Subadvisory Agreements with each of the subadvisers set forth below:

Fund	Subadviser
Growth Fund	Jennison Associates LLC (Jennison)
Equity Opportunity Fund	Jennison
Active Allocation Fund (Fixed Income Portion)	Prudential Investment Management, Inc. (PIM)
Active Allocation Fund (Equity Portion)	Quantitative Management Associates LLC (QMA)
Asset Allocation Portfolios	QMA

With respect to Growth Fund and Equity Opportunity Fund, Jennison furnishes investment advisory services. With respect to Active Allocation Fund, PIM furnishes investment advisory services. With respect to Active Allocation Fund and the Asset Allocation Portfolios, QMA furnishes investment advisory services. Under the Subadvisory Agreements, each subadviser is obligated to keep certain books and records of each PIP Fund for which they serve as an investment adviser. With respect to the Asset Allocation Portfolios, QMA is responsible for determining the appropriate target allocations and investment ranges for assets among the Underlying Funds. PI continues to have responsibility for all investment advisory services pursuant to each Management Agreement.

As discussed in each PIP Fund’s Prospectus, PI employs each investment adviser under a “manager of managers” structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under the respective Subadvisory Agreements, PI compensates each adviser as set forth below:

Fund	Adviser	Fee Rate
Growth Fund	Jennison	0.30 of 1% to 300 million; 0.25 of 1% over $300 million
Equity Opportunity Fund	Jennison	0.30 of 1% to 300 million; 0.25 of 1% over $300 million
Active Allocation Fund (Fixed Income Portion)	PIM	0.325 of 1% to $1 billion; 0.285 of 1% over $1 billion
Active Allocation Fund (Equity Portion)	QMA	0.325 of 1% to $1 billion; 0.285 of 1% over $1 billion
Asset Allocation Portfolios	QMA	.05 of 1%*

*Each Asset Allocation Portfolio also will bear its proportionate share of the advisory fees paid by the Underlying Funds in which it invests.

For the fiscal year ended September 30, 2005, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts of $17,950,060, $5,346,502, and $4,603,502, respectively, of which $7,934,118 and $2,441,957 was paid to Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $2,301,751 was paid to PIM and QMA with respect to the Active Allocation Fund. For the fiscal year ended September 30, 2004, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts of $19,299,665, $5,525,385, and $4,671,829, respectively, of which $8,516,489 and $2,519,732 was paid to Jennison with respect to Growth Fund and Equity Opportunity Fund, respectively, and $2,335,914 was paid to PIM and QMA with respect to the Active Allocation Fund. For the fiscal year ended September 30, 2003, PI received management fees from the Growth Fund, Equity Opportunity Fund and Active Allocation Fund in the amounts of $17,141,180, $4,422,763, and $4,440,767, respectively, of which $7,570,078 and $2,040,332 was paid to Jennison with respect to the Growth Fund and Equity Opportunity Fund, respectively, and $2,220,384 was paid to PIM with respect to the Active Allocation Fund. For the fiscal year ended September 30, 2005, PI received management fees from the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio in the amounts of $26,431, $78,012 and $36,130, respectively, of which $6,608, $19,503 and $9,032 were paid to QMA with respect to Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio. For the fiscal period ended September 30, 2004, PI received management fees from the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio in the amounts of $6,116, $16,238 and $7,774, respectively, of which $1,529, $4,060 and $1,944 were paid to PIM and QMA with respect to Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio. Information with respect to management fees is only provided with respect to the Funds. No information with respect to historical management fees is available for the Asset Allocation Portfolios as such funds have been newly created.

Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the applicable Management Agreement. Each Subadvisory Agreement may be terminated by the Company, PI, PIM or Jennison, respectively, upon not more than 60 days’, nor less than 30 days’, written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Company. See “How the Fund Is Managed—Distributor” in each PIP Fund’s Prospectus. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan and the Class R Plan, and collectively, the Plans) adopted by the Company under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each PIP Fund’s Class A, Class B, Class C and Class R shares. The Distributor also incurs the expenses of distributing the Class Z shares of each PIP Fund under the Distribution Agreement with the Company, none of which are reimbursed by or paid for by any PIP Fund. Investors in the Asset Allocation Portfolios will pay the sales charges and distribution and service (12b-1) fees applicable to the class of shares purchased. There will be no duplication of sales charges or 12b-1 fees, however, since all investments in the Underlying Funds will be made in Class Z shares, which do not bear any sales charges or 12b-1 fees.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of PIP Fund shares, including lease, utility, communications and sales promotion expenses.

Under its Plans, a PIP Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service fees, the PIP Fund will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a PIP Fund’s shares and the maintenance of related shareholder accounts.

Class A Plan.    Under each PIP Fund’s Class A Plan, the PIP Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ended September 30, 2004 and has contractually agreed to limit voluntarily its distribution and service (12b-1) fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the period ending January 31, 2007.

For the fiscal year ended September 30, 2005, the Growth Fund paid total distribution fees of $3,146,249 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2005, the Equity Opportunity Fund paid total distribution fees of $842,201 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2005, the Active Allocation Fund paid total distribution fees of $1,072,242 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable PIP Fund. In addition, for the same period, PIMS received approximately $254,600 and $201,200, respectively, in initial sales charges with respect to the sale of Class A shares of the Growth Fund and the Equity Opportunity Fund, respectively, and PIMS received approximately $155,900 in initial sales charges with respect to the sale of Class A shares of the Active Allocation Fund.

For the fiscal year ended September 30, 2005, the Conservative Allocation Portfolio paid total distribution fees of $10,340 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2005, the Moderate Allocation Portfolio paid total distribution fees of $35,430 to PIMS under the Class A Plan. For the fiscal year ended September 30, 2005, the Growth Allocation Portfolio paid total distribution fees of $12,813 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares of the applicable PIP Fund. In addition, for the same period, PIMS received approximately $104,700, $269,400 and $135,900, respectively, in initial sales charges with respect to the sale of Class A shares of the Conservative Allocation Portfolio, the Moderate Allocation Portfolio and the Growth Allocation Portfolio, respectively.

Class B and Class C Plans.    Under each PIP Fund’s Class B and Class C Plans, the PIP Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

Class B Plan.    For the fiscal year ended September 30, 2005, PIMS received $4,390,781, $2,023,709 and $888,547 on behalf of the Growth Fund, the Equity Opportunity Fund and the Active Allocation Fund, respectively, under the Class B Plan. For the fiscal year ended September 30, 2005, PIMS received $70,323, $199,129 and $103,427 on behalf of the Conservative Allocation Portfolio, the Moderate Allocation Portfolio and the Growth Allocation Portfolio, respectively, under the Class B Plan. For the fiscal year ended September 30, 2005, PIMS spent approximately the following amounts on behalf of each such PIP Fund.

PIP Fund	Printing	Commission Payments to Financial Advisers		Overhead Costs		Compensation to Prusec for Commission Payments to Representatives and Other Expenses		Approximate Total Amount Spent by Distributor on Behalf of PIP Fund
Growth Fund	$6,500 (.4%)	$1,086,200	(59.3%)	$261,000	(14.2%)	$478,700	(26.1%)	$1,832,400	(100.0%)
Equity Opportunity Fund	$6,100 (.7%)	$502,200	(58.6%)	$164,700	(19.3%)	$183,300	(21.4%)	$856,300	(100.0%)
Active Allocation Fund	$2,400 (.5%)	$218,200	(44.4%)	$122,400	(25.0%)	$148,300	(30.2%)	$491,300	(100.0%)
Conservative Allocation Portfolio	$2,300 (1.4%)	$18,600	(11.3%)	$82,400	(50.2%)	$60,800	(37.1%)	$164,100	(100.0%)
Moderate Allocation Portfolio	$3,500 (.8%)	$49,900	(10.6%)	$231,400	(49.1%)	$186,200	(39.5%)	$471,000	(100.0%)
Growth Allocation Portfolio	$3,100 (1.0%)	$26,800	(8.8%)	$165,600	(54.2%)	$109,800	(36.0%)	$305,300	(100.0%)

“Overhead” costs represent (a) the expenses of operating Wachovia Securities’ and Pruco Securities, LLC (Pruco’s) branch offices in connection with the sale of PIP Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of PIP Fund shares and (d) other incidental expenses relating to branch promotion of PIP Fund shares.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2005, PIMS received approximately $698,800, $421,200 and $126,900 in contingent deferred sales charges attributable to Class B shares of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively. For the fiscal year ended September 30, 2005, PIMS received approximately $22,900, $40,900 and $22,900 in contingent deferred sales charges attributable to Class B shares of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio, respectively.

Class C Plan.    For the fiscal year ended September 30, 2005, PIMS received $913,133, $635,587 and $142,214 on behalf of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively, under the Class C Plan. For the fiscal year ended September 30, 2005, PIMS received $17,366, $43,215 and $22,676 on behalf of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio, respectively, under the Class C Plan. For the fiscal year ended September 30, 2005, PIMS spent approximately the following amounts on behalf of each such PIP Fund.

PIP Fund	Printing	Commission Payments to Financial Advisers		Overhead Costs		Compensation to Pruco for Commission Payments to Representatives and Other Expenses		Approximate Total Amount Spent by Distributor on Behalf of PIP Fund
Growth Fund	$1,300 (.2%)	$714,600	(93.9%)	$42,300	(5.6%)	$2,500	(.3%)	$760,700	(100.0%)
Equity Opportunity Fund	$4,600 (.8%)	$545,800	(90.6%)	$50,000	(8.3%)	$2,100	(.3%)	$602,500	(100.0%)
Active Allocation Fund	$ 400 (.5%)	$60,900	(77.9%)	$6,600	(8.4%)	$10,300	(13.2%)	$78,200	(100.0%)
Conservative Allocation Portfolio	$ 600 (2.5%)	$12,500	(53.0%)	$7,100	(30.1%)	$3,400	(14.4%)	$23,600	(100.0%)
Moderate Allocation Portfolio	$ 800 (1.3%)	$24,300	(38.9%)	$32,200	(51.5%)	$5,200	(8.3%)	$62,500	(100.0%)
Growth Allocation Portfolio	$ 800 (2.7%)	$13,600	(45.9%)	$12,600	(42.6%)	$2,600	(8.8%)	$29,600	(100.0%)

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class C shares upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C Shares. For the fiscal year ended September 30, 2005, PIMS received approximately $7,100, $6,600 and $3,800 in contingent deferred sales charges attributable to Class C shares of the Growth Fund, Equity Opportunity Fund and Active Allocation Fund, respectively. For the fiscal year ended September 30, 2005, PIMS received approximately $300, $3,200 and $1,500 in contingent deferred sales charges attributable to Class C shares of the Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio, respectively.

Class R Plan.    Under the Class R Plan, the Company may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the period ending January 31, 2007.

Distribution expenses attributable to the sale of Class A, Class B, Class C and Class R shares of a PIP Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C and Class R shares of the PIP Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B, Class C and Class R Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B, Class C and Class R Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the PIP Fund on not more than 60 days’, nor less than 30 days’, written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. A PIP Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a PIP Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Company has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

In addition to distribution and service fees paid by each PIP Fund under the Class A, Class B, Class C and Class R Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Wachovia Securities) and other persons who distribute shares of the PIP Funds (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a PIP Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described in each PIP Fund’s prospectus. Fee waivers and subsidies will increase a PIP Fund’s total return.

NASD Maximum Sales Charge Rule

Pursuant to rules of the National Association of Securities Dealers, Inc. (NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge of a PIP Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a PIP Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

On March 2, 2005, the Board approved the appointment of The Bank of New York (BNY), One Wall Street, New York, New York 10286, to replace State Street Bank and Trust Company and serve as the Company’s custodian for its portfolio securities of each PIP Fund and cash, and in that capacity maintain certain financial and accounting books and records pursuant to an agreement with the Company. Effective June 27, 2005, BNY served as the Company’s custodian. Subcustodians will continue to provide custodian services for the Company’s foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each PIP Fund. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to each PIP Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Company’s independent registered public accounting firm through the fiscal year ended September 30, 2005, and in that capacity will audit the annual financial statements of each Fund and the Underlying Funds of the Asset Allocation Portfolios through September 30, 2006. Other accountants previously served as the independent registered public accounting firm for the Company. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Company. Unless noted otherwise, all information is provided as of September 30, 2005.

Jennison Associates LLC

Other Accounts Managed.    The tables set forth below identify, for each Jennison portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled vehicles, and other accounts.

Jennison Growth Fund

Del Balso, Michael A.
	Number of Accounts+	Total Assets+ (thousands)
Registered Investment Companies	15	7,769,041
Other Pooled Investment Vehicles	5	1,448,912
Other Accounts*	17	1,368,249

Total	37	10,586,203

Segalas, Spiros
	Number of Accounts+	Total Assets+ (thousands)
Registered Investment Companies	15	16,249,327
Other Pooled Investment Vehicles	2	277,961
Other Accounts	9	2,755,860

Total	26	19,283,148

McCarragher, Kathleen A.
	Number of Accounts+	Total Assets+
Registered Investment Companies	12	5,255,881
Other Pooled Investment Vehicles	5	489,660
Other Accounts	48	5,342,615

Total	66	11,088,156

+	None of the accounts managed are subject to performance fees.
*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Jennison Equity Opportunity Fund

DeFranco, Mark G.
	Number of Accounts+	Total Assets+ (thousands)
Registered Investment Companies	3	804,378
Other Pooled Investment Vehicles	3	352,705
Other Accounts*	11	750,225

Total	17	1,907,308

Gillott, Brian M.
	Number of Accounts+	Total Assets+ (thousands)
Registered Investment Companies	3	804,378
Other Pooled Investment Vehicles	3	352,705
Other Accounts*	11	750,225

Total	17	1,907,308

+	None of the accounts managed are subject to performance fees.
*	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of an institutional account managed using a model portfolio because Jennison does not have discretion to trade securities in the institutional model portfolio.

Portfolio Manager Securities Ownership.    The table below identifies, for each Jennison portfolio manager, ownership of each Fund securities by each portfolio manager.

Jennison Growth Fund
Michael A. Del Balso:	None
Spiros Segalas:	None
Kathleen A. McCarragher:	None

Jennison Equity Opportunity Fund
Mark G DeFranco:	$500,001-$1,000,000
Brian M. Gillott:	$500,001-$1,000,000

Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by Jennison to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Portfolio Manager Compensation

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

The following factors will be reviewed for the portfolio managers of the Jennison Growth Fund and the Jennison Equity Opportunity Fund:

•	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
•	Historical and long-term business potential of the product strategies;
•	Qualitative factors such as teamwork and responsiveness; and
•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

The following additional factor will be reviewed for the portfolio managers of the Jennison Equity Opportunity Fund:

•	The investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes.

Potential Conflicts of Interest

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Prudential Investment Management, Inc.

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers.    The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Dryden Active Allocation Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kay T. Willcox	5 Registered Mutual Funds with $1,619,184.00 in total assets under management.	12 Unregistered Pooled Investment Vehicles with $1,313,957.00 in assets under management.	22 Other Accounts with $3,491,956.66 in total assets under management.

Malcolm Dalrymple	4 Registered Mutual Funds with $844,849.00 in total assets under management.	10 Unregistered Pooled Investment Vehicles with $715,364.62 in assets under management.	10 Other Accounts with $1,284,762.00 in total assets under management.

Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by PIM to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Portfolio Manager Compensation:

PIM’s Fixed Income Unit seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM’s Fixed Income Unit’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professionals’ incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) Investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, 2) PIM’s Fixed Income Unit’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM’s Fixed Income Unit regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information. PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the

Fund. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”). PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Positions”). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade. Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel. Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership.    The table below identifies, for each portfolio manager, ownership of Fund securities by each portfolio manager.

Portfolio Manager	Ownership of Fund Securities
Kay T. Willcox	None
Malcolm Dalrymple	None

Quantitative Management Associates LLC

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers.    The tables below identify, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Active Allocation Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stacie L. Mintz	3 Registered Mutual Funds with $89,841,878.00 in total assets under management.	1 Unregistered Pooled Investment Vehicles with $175,776,863.00 in assets under management.	1 Other Accounts with $6,872,487,712.00 in total assets under management.

Margaret S. Stumpp	10 Registered Mutual Funds with $7,013,691,131.00 in total assets under management.	5 Unregistered Pooled Investment Vehicles with $1,838,259,107.00 in assets under management.	18 Other Accounts with $10,716,296,485.00 (4 accounts with $730,495,122.00) in total assets under management.

*	“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts and commingled trust funds. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform) and non-U.S. mutual funds.
**	Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in day-to-day management of such account).

Conservative Allocation Portfolio
Moderate Allocation Portfolio
Growth Allocation Portfolio

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ted Lockwood	7 Registered Mutual Funds with $1,178,664,669.00 in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 in assets under management.	10 Other Accounts with $9,674,004,370.00 in total assets under management.

Stacie L. Mintz	3 Registered Mutual Funds with $89,841,878.00 in total assets under management.	1 Unregistered Pooled Investment Vehicles with $175,776,863.00 in assets under management.	1 Other Accounts with $6,872,487,712.00 in total assets under management.

*	“Other Pooled Investment Vehicles” includes commingled insurance company separate accounts and commingled trust funds. “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform) and non-U.S. mutual funds.
**	Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in day-to-day management of such account).

Portfolio Manager Compensation/Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by QMA to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Portfolio Manager Compensation:

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc. (QMA is an indirect, wholly-owned subsidiary of Prudential Financial). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA’s eligible employees.

Each investment professional’s incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest

QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with QMA’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”). QMA portfolio managers may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect and ensure avoidance or disclosure of each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership.    The table below identifies, for each portfolio manager, ownership of Fund securities by each portfolio manager.

Active Allocation Fund

Portfolio Manager	Ownership of Fund Securities
Margaret S. Stumpp	None
Stacie L Mintz	None

Conservative Allocation Portfolio
Moderate Allocation Portfolio
Growth Allocation Portfolio

Portfolio Manager
Ted Lockwood	None
Stacie L. Mintz	None

Codes of Ethics

The Board of the Company has adopted a Code of Ethics. In addition, the Manager, each investment adviser and the Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about each of the PIP Funds’ investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a PIP Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when a PIP Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board of the Company has delegated to the Manager, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Company. The Company authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (Advisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Company, including any committee thereof established for that purpose.

The Manager and the Board of the Company view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Company. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of the Company maintain a policy of seeking to protect the best interests of the Company should a proxy issue potentially implicate a conflict of interest between the Company and the Manager or its affiliates.

The Manager delegates to each PIP Fund’s Advisers the responsibility for voting the PIP Fund’s proxies. Each Adviser is expected to identify and seek to obtain the optimal benefit for the PIP Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the PIP Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the PIP Fund and the interests of the Adviser or its affiliates. The Manager and the Board expect that the Advisers will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Advisers will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission.

In the case of the Asset Allocation Portfolios, because these Portfolios invest exclusively in mutual funds that are also managed by the Manager, any proxy proposals received by the Asset Allocation Portfolios would be more likely to implicate a potential conflict of interest between these Portfolios and the Manager or its affiliates. The proxy voting committee established by Prudential Investment Management, Inc. (the subadviser to the Asset Allocation Portfolios) has established procedures to address proxy voting situations that could involve potential material conflicts of interest. As noted above, Prudential Investment Management, Inc. is expected to notify the Board and the Manager of its identification of conflicts and the resolution is likely to be that shares of the affected Asset Allocation Funds will be voted in proportion to the votes cast with respect to the matter by the other shareholders of the affected Underlying Funds. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission. Information regarding how the Fund voted proxies relating to its securities during the most recent twelve-month period ending June 30, 2005 is available on the internet at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

A summary of the proxy voting policies of each of the PIP Fund’s Advisers is set forth in Appendix II of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Company has adopted a policy pursuant to which the Company and its Manager, sub-adviser, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Company shares by directing brokerage transactions to that broker. The Company has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Company, the Manager, or the sub-adviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling broker is the result of a decision that executing such transactions is in the best interest of the Company and is not influenced by considerations about the sale of Company shares.

The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indexes and stock index futures contracts and options thereon for a PIP Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term “Manager” includes each investment adviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC (“Prudential Equity”) and its affiliates or one of the investment adviser’s affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter (OTC) markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A PIP Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of a PIP Fund’s order.

In placing orders for portfolio securities of a PIP Fund, the Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager’s knowledge of the financial stability of the firms; the Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a PIP Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a PIP Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to a PIP Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of a PIP Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

The allocation or orders among firms and the commission rates paid are reviewed periodically by the Company’s Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect a PIP Fund’s ability to pursue its present investment objective. However, in the future in other circumstances, a PIP Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a securities broker or futures commission merchant for the Company. In order for an affiliate of an investment adviser or Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) to effect any portfolio transactions for a PIP Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm or futures commission merchant in a commensurate arm’s-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the Directors who are not “interested” persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for a PIP Fund unless the PIP Fund has expressly authorized the retention of such compensation. Wachovia Securities or Prudential Equity must furnish to a PIP Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities or Prudential Equity from transactions effected for the PIP Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities and Prudential Equity also are subject to such fiduciary standards as may be imposed by applicable law.

The table below sets forth information concerning payment of commissions by the PIP Funds, including the amount of such commissions paid to Wachovia Securities (or any affiliate) and Prudential Equity (and any affiliate), for the three years ended September 30, 2005, 2004 and 2003:

	Fiscal Year Ended September 30, 2005			Fiscal Year Ended September 30, 2005			Fiscal Year Ended September 30, 2004			Fiscal Year Ended September 30, 2003
	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Growth Allocation Portfolio	Active Allocation Fund	Growth Fund	Equity Opportunity Fund	Active Allocation Fund	Growth Fund	Equity Opportunity Fund	Active Allocation Fund	Growth Fund	Equity Opportunity Fund
Total brokerage commissions paid by the PIP Funds	$0	$0	$0	$751,479	$4,659,965	$3,131,052	$620,005	$6,318,737	$3,477,756	$512,117	$5,984,437	$4,150,304
Total brokerage commissions paid to Wachovia Securities or other affiliated brokers	—	—	—	—	$85,102	$53,476	—	$71,640	$6,585	—	$162,501	$80,498
Percentage of total brokerage commissions paid to Wachovia Securities or other affiliated brokers	—	—	—	—	1.82%	1.70%	—	1.13%	0.19%	—	2.71%	1.94%

Of the total brokerage commissions paid during the fiscal year ended September 30, 2005, $0, $1,945,493, $1,539,568, $0, $0 and $0 (or 0%, 41.7%, 49.2%, 0%, 0% and 0%) was paid to firms which provide research, statistical or other services to PI or affiliates on behalf of the Active Allocation Fund, the Growth Fund, the Equity Opportunity Fund, Conservative Allocation Portfolio, Moderate Allocation Portfolio and Growth Allocation Portfolio respectively. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

To the extent that the Asset Allocation Portfolios invest their assets in Underlying Funds, the Asset Allocation Portfolios will not pay any brokerage commissions for purchases and sales. Each Asset Allocation Portfolio, however, will indirectly bear a portion of the commissions paid by the Underlying Funds in which it invests in connection with the purchase and sale of portfolio securities by that Underlying Fund.

Each PIP Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2005. As of September 30, 2005, each PIP Fund held the following debt or equity securities in the amounts indicated:

Name	Equity or Debt	Amount
Active Allocation Fund
GOLDMAN, SACHS & CO.	Equity	$3,331,000
GOLDMAN, SACHS & CO.	Debt	$456,000
JPMORGAN CHASE & CO.	Equity	$3,937,000
MORGAN STANLEY	Equity	$3,501,000
MORGAN STANLEY	Debt	$724,000
LEHMAN BROTHERS, INC.	Equity	$4,604,000
BEARS, STEARNS & CO., INC.	Equity	$2,338,000
LEHMAN BROTHERS, INC.	Debt	$2,975,000
Growth Fund
Merrill, Lynch & Co., Inc.	Equity	$53,945,000
Goldman Sachs Group, Inc.	Equity	$39,720,000
JP Morgan	Equity	$36,505,000
Equity Opportunity Fund
JP Morgan Chase & Co	Equity	$8,631,000
Conservative Allocation Portfolio	NONE	—
Moderate Allocation Portfolio	NONE	—
Growth Allocation Portfolio	NONE	—

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company’s portfolio holdings are made public, as required by law, in the Company’s annual and semi-annual reports. These reports are filed with the Commission and mailed to shareholders within 30 days after the end of the relevant period. In addition, as required by law, the Company’s portfolio holdings as of the first and third fiscal quarter ends are reported to the Commission and posted to the Company’s website within 30 days after the end of each month. The Company will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. In addition, the Company may release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Company’s website within 15 days after the end of each quarter. These postings can be located at www.jennisondryden.com, and are available for at least six months from the date of their posting.

When authorized by the Company’s Chief Compliance Officer and another officer of the Company, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Company’s shares, third-party providers of auditing, custody, proxy voting and other services for the Company, rating and ranking organizations, and certain affiliated persons of the Company, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Company, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Company and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Company.

2.  The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer of the Company, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Company must be executed with the recipient of the fund holdings information.

4.  An officer of the Company shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.  Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.  PI’s Fund Administration Department shall arrange for the release of fund holdings information by The Bank of New York (the “Custodian Bank”).

As of the date of this Statement of Additional Information, the Company will provide:

1.  Traditional External Recipients/Vendors

•	Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•	Full holdings on a daily basis to a PIP Fund’s Subadviser(s), Custodian Bank, sub-custodian (if any are appointed) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a PIP Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Fund for which the Subadviser has responsibility;

•	Full holdings to the Company’s independent registered public accounting firm as soon as practicable following a PIP Fund’s fiscal year-end or on an as-needed basis; and

•	Full holdings to financial printers as soon as practicable following the end of the Company’s quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•	The Company trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Company’s fiscal quarter-end;

•	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Company’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Company’s policies and procedures on portfolio holdings information will protect the Company from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Company is authorized to issue 6.25 billion shares of common stock, $.001 par value per share divided into six series. One of the series, Jennison Growth Fund, is further divided into six classes, designated Class A, Class B, Class C, Class I, Class Z and Class R shares. Two of the series, Jennison Equity Opportunity Fund and Dryden Active Allocation Fund, are each further divided into five classes, designated Class A, Class B, Class C, Class Z and Class R shares. The remaining three series, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund and JennisonDryden Growth Allocation Fund, are each further divided into four classes, designated Class A, Class B, Class C, and Class Z shares. Each class of shares represents an interest in the same assets of the PIP Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or services fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Company’s Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

Shares of each PIP Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a PIP Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a PIP Fund is entitled to its portion of all of that PIP Fund’s assets after all debt and expenses of that PIP Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of the Company’s outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. The Company shall indemnify present and former directors and officers and, to the extent authorized by the Company’s Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

PURCHASE, REDEMPTION AND PRICING OF PIP FUND SHARES

Shares of each PIP Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z and Class R shares of each PIP Fund authorized to issue Class Z and Class R shares are offered to a limited group of investors at NAV without any sales charges. Class I shares of the Growth Fund have also been authorized but are not currently being offered to investors. See “How to Buy, Sell and Exchange Shares of the Fund” in each PIP Fund’s Prospectus.

Each class of shares of a PIP Fund represents an interest in the same assets of that PIP Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (iii) each class has a different exchange privilege; (iv) only Class B shares have a conversion feature and (v) Class Z and Class R shares are offered exclusively for sale to limited groups of investors.

Purchase by Wire

For an initial purchase of shares of the Company by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, fund and class elections, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Prudential Investment Portfolios, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the PIP Fund and the class in which you are investing (Class A, Class B, Class C, Class Z or Class R shares).

If you arrange for receipt by Bank of New York of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of a PIP Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire Bank of New York directly and should be sure that the wire specifies Dryden Active Allocation Fund, Jennison Growth Fund, Jennison Equity Opportunity Fund, JennisonDryden Conservative Allocation Fund, JennisonDryden Moderate Allocation Fund or JennisonDryden Growth Allocation Fund Class A, Class B, Class C, Class R or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of PIP Fund Shares for Securities

Transactions involving the issuance of PIP Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that (a) meet the investment objective and policies of the applicable PIP Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the applicable PIP Fund’s investment adviser.

Specimen Price Make-up

Under the current distribution arrangements between the Company and the Distributor, Class A shares are sold with a maximum sales charge of 5.50% and Class B*, Class C*, Class Z and Class R shares are sold at NAV. Using the NAV at September 30, 2005, the maximum offering price of the PIP Funds’ shares is as follows. The maximum offering price of Class R shares is not yet available because they are new.

	Active Allocation Fund	Growth Fund	Equity Opportunity Fund	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Growth Allocation Portfolio
Class A
Net asset value and redemption price per Class A share	$14.00	$15.31	$18.47	$10.78	$11.34	$11.99
Maximum sales charge (5.50% of offering price)**	.82	.89	1.08	.63	.66	.70

Maximum offering price to public	$14.82	$16.20	$19.55	$11.41	$12.00	$12.69

Class B
Net asset value, offering price and redemption price per Class B share*	$13.94	$14.09	$17.56	$10.75	$11.34	$11.90

Class C
Net asset value, offering price and redemption price per Class C share*	$13.95	$14.09	$17.56	$10.75	$11.34	$11.91

Class R
Net asset value, offering price and redemption price per Class R share	$14.00	$14.15	$17.70	N/A	N/A	N/A

Class Z
Net asset value, offering price and redemption price per Class Z share	$14.08	$15.72	$18.74	$10.80	$11.36	$12.02

*   Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions.

** Class A shares may, in certain circumstances, be subject to a CDSC on certain redemptions. See “How to Buy, Sell and Exchange Shares of the Fund—How to Sell Your Shares—Contingent Deferred Sales Charges” in each PIP Fund’s Prospectus.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of a PIP Fund best suits your individual circumstances and is based on current fees and expenses being charged to a PIP Fund:

If you intend to hold your investment in a PIP Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See the section of the applicable Prospectus titled “Reducing or Waiving Class A’s Initial Sales Charge”. However, unlike Class B shares or Class C you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

Reduction and Waiver of Sales Charge

Class B and Class C Shares

The offering price of Class B and Class C shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See “Sale of Shares—Contingent Deferred Sales Charge” below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of a PIP Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Benefit Plans.    Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs.    Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes a PIP Fund as an available option. Class Z shares can also be purchased by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•	mutual fund “wrap” or asset allocation programs where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services; or

•	mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in a PIP Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors.    Class Z shares also are available for purchase by the following categories of investors:

•	certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

•	current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Company);

•	Prudential, with an investment of $10 million or more; and

•	Qualified state tuition program (529 plans).

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder’s fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class R Shares

Retirement Plans.    Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Rights of Accumulation

Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under “Combined Purchase and Cumulative Purchase Privilege,” may aggregate the value of their existing holdings of shares of a PIP Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden and Strategic Partners mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor’s holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors’ accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the PIP Fund computes its NAV for that day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a PIP Fund.

If you hold shares of a PIP Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the PIP Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, Pennsylvania 19176, the Distributor, or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier’s check.

Expedited Redemption Privilege.    By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the PIP Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions as set forth in each PIP Fund’s Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges” in each PIP Fund’s Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee.    If the proceeds of the redemption (1) exceed $50,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent’s records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent’s records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a PIP Fund of securities owned by it is not reasonably practicable for the PIP Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind.    If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a PIP Fund to make payment wholly or partly in cash, the PIP Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of such fund, in lieu of cash in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each PIP Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the PIP Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the PIP Fund during any 90-day period for any one shareholder.

Involuntary Redemption.    In order to reduce expenses of a PIP Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The PIP Fund will give such shareholders 60 days’ prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-day Repurchase Privilege.    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same PIP Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30-day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans). Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A and Class C shares and six years in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A and Class C shares made during the preceding 12 months, six years for Class B shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge—Class A Shares.    Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for certain retirement or benefit plans.

Waiver of Contingent Deferred Sales Charge—Class B Shares.    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden mutual funds or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan.    The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.

You must notify the Company’s Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation

Death	A copy of the shareholder’s death certificate or, in the case of a trust, a copy of the grantor’s death certificate, plus a copy of the trust agreement identifying the grantor.

Disability—An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician’s letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2—signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge—Class C Shares

Benefit Plans.    The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Automatic Conversion Feature—Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Company tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the PIP Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class Z and Class R shares will not constitute “preferential dividends” under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of each PIP Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of PIP Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each PIP Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions.    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable PIP Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege.    The Company makes available to its shareholders the exchange privilege. The Company makes available to its shareholders the privilege of exchanging their shares of a PIP Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a PIP Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See “Purchase, Redemption and Pricing of Fund Shares—Sales of Shares” above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Class A.    Shareholders of a PIP Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust

(Money Market Series)

MoneyMart Assets, Inc. (Class A shares)

Dryden Tax-Free Money Fund

Class B and Class C.    Shareholders of a PIP Fund may exchange their Class B and Class C shares of such PIP Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of a PIP Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a PIP Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and “tolled” for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a PIP Fund from a money market fund during the month (and are held in the PIP Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the PIP Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z.    Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Class R.    Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges.    A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which a PIP Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Wachovia Securities’ 401(k) Plan for which a PIP Fund’s Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the PIP Funds’ Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days’ notice, and any fund, including each of the PIP Funds, or the Distributor, has the right to reject any exchange application relating to such fund’s shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year’s education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.(1)

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

Period of Monthly Investments	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See “Automatic Investment Plan.”

1  Source: The College Board. Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2  The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a PIP Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP).    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a PIP Fund monthly by authorizing his or her bank account or brokerage account (including a Command Asset Program “CAP”) to be debited to invest specified dollar amounts in shares of a PIP Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan.    A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder’s account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans.    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and “tax-deferred accounts” under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain rate and that this lower rate (currently set to expire after 2008) is made permanent.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts.    An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 35% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual investment account or a taxable personal savings account.

Tax-Deferred Compounding(1)

Years of Deferment	Taxable Investment Account (15%)	Taxable Personal Savings Account (35%)	IRA
10 years	$29,235	$26,712	$31,291
15 years	52,856	46,091	58,649
20 years	85,678	71,060	98,846
25 years	131,283	103,232	157,909
30 years	194,651	144,685	244,692

1 The chart is for illustrative purposes only and does not represent the performance of a PIP Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart also illustrates earnings in a personal savings account, assuming that the earnings are eligible for the current lower dividend and capital gain rate and that this lower rate (currently set up to expire after 2008) are made permanent.

Mutual Fund Programs

From time to time, a PIP Fund or the Company may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A PIP Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of a program. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

A PIP Fund’s net asset value per share or NAV is determined by dividing the net assets attributable to a class of shares by the number of shares outstanding for that class. Each PIP Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. A PIP Fund may not compute its NAV on days on which no orders to purchase, sell or redeem PIP Fund shares have been received or days on which changes in the value of a PIP Fund’s portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Company. In accordance with procedures adopted by the Company’s Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker that use information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange, futures contracts and options on futures contracts are valued at their last sales prices as of the close of trading on the applicable exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Board.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the investment adviser, including, as applicable, their portfolio managers, traders and its research and credit analysts and legal and compliance personnel, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the investment adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the Adviser or Manager believes were priced incorrectly. A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the PIP Fund’s portfolio securities to no longer reflect their value at the time of the PIP Fund’s NAV calculation. On a day that the Manager determines that one or more of the PIP Fund’s portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the PIP Fund’s NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).

The net asset value of the Underlying Funds is determined in the same manner as described above. See “How to Buy, Sell and Exchange Shares of the Fund—Step 3: Understanding the Price You’ll Pay” in each Underlying Fund’s prospectus.

Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A or Class Z and R shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject and the NAV of Class A shares will generally be lower than that of Class Z and R shares because Class Z and R shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

Distributions and Tax Matters

The following is a summary of certain tax considerations generally affecting PIP Funds and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in PIP Funds in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Each of the PIP Funds generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each PIP Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each PIP Fund.

Qualification as a Regulated Investment Company

Each of the PIP Funds has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As regulated investment companies, none of the PIP Funds are subject to federal income tax on the portion of their net investment income (i.e., their investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that each distributes to shareholders, provided that the PIP Funds distribute at least 90% of the sum of their respective net investment income for the year (the “Distribution Requirement”), and satisfy certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement, each PIP Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

Each PIP Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the PIP Fund’s taxable year, (1) 50% or more of the value of the PIP Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the PIP Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the PIP Fund’s assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the PIP Fund controls and which are engaged in the same, similar or related trades or businesses.

If for any year the PIP Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the PIP Fund earned the income. Specifically, the excise tax will be imposed if the PIP Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

Each PIP Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that each PIP Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

PIP Fund Investments

Each PIP Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the PIP Fund. Each PIP Fund may make investments that produce income that is not matched by a corresponding cash receipt by the PIP Fund. Any such income would be treated as income earned by the PIP Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the PIP Fund to borrow money or dispose of other securities in order to comply with those requirements. Each PIP Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the PIP Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the PIP Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the PIP Fund from accruing a long-term holding period. These investments may prevent the PIP Fund from making capital gain distributions as described below. Each PIP Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

Each Fund and certain of the Underlying Funds of the Asset Allocation Portfolio may invest in equity securities of foreign issuers. If a Fund or an Underlying Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies (“PFICs”) under the Code), the Fund or Underlying Fund may be subject to federal income tax on a portion of any “excess distribution” from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders or by the Underlying Fund to an Asset Allocation Portfolio. In addition, certain interest charges may be imposed on the Fund or Underlying Fund as a result of such distributions. If a Fund or an Underlying Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund or Underlying Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund or Underlying Fund. Alternatively, the Fund or Underlying Fund generally would be permitted to “mark to market” any shares it holds in a PFIC. If the Fund or Underlying Fund made such an election, the Fund or Underlying Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund or Underlying Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund or Underlying Fund for prior taxable years. The Fund or Underlying Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by a Fund or an Underlying Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

PIP Fund Distributions

Each PIP Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by each PIP Fund will generally be limited to the aggregate of the eligible dividends received by the PIP Fund. In addition, each PIP Fund must meet certain holding period requirements with respect to the shares on which the PIP Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the PIP Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a PIP Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the PIP Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividend paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take distributions by a PIP Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a PIP Fund in October, November, or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Each PIP Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each PIP Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a “capital gain dividend”, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the PIP Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the PIP Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if a PIP Fund elects to retain its net capital gain, the PIP Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the PIP Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the PIP Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a PIP Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by a PIP Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the PIP Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a PIP Fund should be aware that distributions from such PIP Fund will, all other things being equal, have the effect of reducing the net asset value of the PIP Fund’s shares by the amount of the distribution. If the net asset value is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in a PIP Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the PIP Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the PIP Fund. Additionally, if a shareholder disposes of shares of a PIP Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires PIP Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder’s basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a PIP Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

Each PIP Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the

PIP Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient”. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a PIP Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the PIP Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the PIP Fund, capital gain dividends and amounts retained by the PIP Fund that are designated as undistributed capital gains. Generally, interest related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008. With respect to interest related dividends, this exemption does not apply if the Fund does not receive a Statement on Internal Revenue Service Form W-8 stating that the Shareholder is not a U.S. person. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the PIP Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a PIP Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the PIP Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a PIP Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a PIP Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the PIP Funds.

FINANCIAL STATEMENTS

The financial statements of the Growth Fund, Equity Opportunity Fund, Active Allocation Fund and each of the Asset Allocation Portfolios for the fiscal year ended September 30, 2005, incorporated in this SAI by reference to such Fund’s 2005 annual report to shareholders (File No. 811-07343), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of a PIP Fund’s annual report at no charge by request to the PIP Fund by calling (800) 225-1852, or by writing to the PIP Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

DESCRIPTION OF SECURITY RATINGS

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Debt Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1:  This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2:  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

STANDARD & POOR’S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA:  An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB:  An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1:  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1:  Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH, INC.

International Long-Term Credit Ratings

AAA:  Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:  High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB:  Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB:  Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B:  Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C:  High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-):  Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

APPENDIX I—GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing “balance” to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Timing Purchases and Sales

Timing Purchases and Sales—buying securities when prices are low and selling them when prices are relatively higher—may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund’s volatility.

I-1

Appendix II—Description of Proxy Voting Policies and Recordkeeping Procedures

A summary of the proxy voting policies of each Fund’s Subadvisers follows:

Jennison Associates LLC

Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term—that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Quantitative Management Associates LLC

The overarching goal of Quantitative Management Associates LLC (“QMA”) is to vote proxies in the best interests of its clients by placing clients’ interests ahead of any potential interest of QMA.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness.

Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of QMA.

Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA’s proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Investment Management, Inc.

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

II-1

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

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PART C

OTHER INFORMATION

Item 23.

Exhibits.

(a)	(1) Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(2) Articles Supplementary, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(3) Amendment of Articles of Incorporation, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 6, 1996.

(4) Articles Supplementary, incorporated by reference to Exhibit 1(d) to the Registration Statement on Form N-14 (File No. 333-38087) filed via EDGAR on October 17, 1997.

(5) Articles of Amendment, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(6) Articles Supplementary, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 27, 1998.

(7) Articles of Amendment, incorporated by reference to Exhibit (1)(g) to the Registration Statement on Form N-14 (File No. 333-41790) filed via EDGAR on July 20, 2000.

(8) Articles of Amendment, incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(9) Articles of Amendment, incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(10) Articles Supplementary, incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(11) Articles Supplementary, incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 26, 2004.

(12) Articles Supplementary, incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(b)	(1) Amended and Restated By-laws dated July 17, 2003, incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.

(2) Amended and Restated By-laws dated November 16, 2004, incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(c)	Instruments defining rights of shareholders, incorporated by reference to Exhibit 4 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on August 22, 1995.

(d)	(1)(i) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Jennison Growth Fund, incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(ii) New Fee Schedule as of May 25, 2004.*

(2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Jennison Associates Capital Corp., with respect to Jennison Growth Fund and Jennison Equity Opportunity Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(3) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(4) Subadvisory Agreement between the Registrant and The Prudential Investment Corporation with respect to Dryden Active Allocation Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(5) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC with respect to Jennison Equity Opportunity Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 27, 2001.

(6) Management Agreement between The Prudential Investment Portfolios, Inc. and Prudential Investments LLC., incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(7)

(i)  Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc., with respect to the JennisonDryden Asset Allocation Funds, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(ii)  Amendment to Subadvisory Agreement between Prudential Investments LLC and Quantitative Management, a division of Prudential Investment Management, Inc, incorporated by reference to Exhibit (d)(7)(ii) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(8) Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC.*

(e)

(1)  Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC, incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 8, 2000.

(2)  Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(g)	(1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 9 to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

(2) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(3) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2001.

(4) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2002.

(5) Custodian Contract dated June 6, 2005.*

(h)	(1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit 13(a) to the Registration Statement on Form N-14 (File No. 333-6755) filed via EDGAR on June 25, 1996.

(2) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 29, 1999.

(3) Amendment to Transfer Agency Agreement dated September 4, 2002, incorporated by reference to Exhibit h(3) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on December 3, 2003.

(i)	Opinion and consent of counsel, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(j)	Consent of Independent Registered Public Accounting Firm.*

(l)	Purchase Agreement, incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 14, 1996.

(m)	(1) Amended and Restated Distribution and Service Plan for Class A Shares, incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(2) Amended and Restated Distribution and Service Plan for Class B Shares, incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(3) Amended and Restated Distribution and Service Plan for Class C Shares, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on June 11, 1998.

(4) Amended and Restated Distribution and Service Plan for Class A shares dated June 1, 1998, incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(5) Amended and Restated Distribution and Service Plan for Class B shares dated June 1, 1998, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(6) Amended and Restated Distribution and Service Plan for Class C shares dated June 1, 1998, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A (File No. 33-61997) filed via Edgar on December 5, 2003.

(7) Distribution and Service Plan for Class R Shares dated November 19, 2003, incorporated by reference to Exhibit (m)(7) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on November 23, 2004.

(8) Rule 12b-1 Fee Waiver for Class A and R Shares.*

(n)	(1) Amended and Restated Rule 18f-3 Plan dated January 23, 2004, incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on February 17, 2004.

(2) Amended and Restated Rule 18f-3 Plan dated April 26, 2004, incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 33-61997) filed via EDGAR on September 24, 2004.

(p)	(1) Amended Code of Ethics of the Registrant dated April 6, 2005.*

(2) Amended Personal Securities Trading Policy of Manager, Distributor, PIM and QMA dated January 1, 2005.*

(3) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.*

(q)	Power of attorney dated September 7, 2005.*

*	Filed herewith.

Item 24.  Persons Controlled by or under Common Control with the Company.

None.

Item 25.  Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and the Maryland General Corporation Law, and pursuant to Article VI of the Company’s Amended and Restated Articles of Incorporation and Article V of the Company’s Amended and Restated By-Laws (Exhibit (b) to the Registration Statement), the Company shall indemnify present and former directors and officers and, to the extent authorized by the Company’s Board of Directors, employees and agents, against judgments, fines, settlements and expenses, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), Prudential Investment Management Services LLC may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 8 of each Management Agreement (Exhibits (d)(1), (3), (5) and (6) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(2), (4), (7)(ii) and (8) to the Registration Statement) limit the liability of Prudential Investments LLC (PI), Jennison Associates LLC (Jennison), Prudential Investment Management, Inc. and Quantitative Management Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Amended and Restated Articles of Incorporation, Amended and Restated By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and (i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one’s office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Under its Amended and Restated Articles of Incorporation and its Amended and Restated By-Laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff’s position on Section 17(h) advances will be limited in the following respect:

(1)  Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)  Such promise must be secured by a surety bond or other suitable insurance; and

(4)  Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26.  Business and Other Connections of the Investment Advisers.

(a)  Prudential Investments LLC (PI)

See “How the Fund is Managed—Manager” or “How the Portfolios are Managed—Manager” in the applicable Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102-4077.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President, and Chief Administrative Officer, PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

Kathryn L. Quirk	Executive Vice President, Chief Legal Officer and Secretary

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investment LLC and Prudential Mutual Fund Services LLC.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer of PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc., Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

(b)  Jennison Associates LLC (Jennison)

See “How the Fund is Managed—Investment Adviser” in the Prospectuses of Jennison Equity Opportunity Fund and Jennison Growth Fund and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison Associates LLC are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

(c)  Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed—Investment Adviser” in the Prospectuses of Dryden Active Allocation Fund, “How the Portfolios are Managed—Investment Adviser” in the Prospectus of JennisonDryden Asset Allocation Portfolios and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

(d)  Quantitative Management Associates LLC (QMA)

See “How the Fund is Managed—Investment Adviser” in the Prospectus of Dryden Active Allocation Fund, “How the Portfolios are Managed—Investment Adviser” in the Prospectus of JennisonDryden Asset Allocation Portfolios and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

Item 27.  Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS’s directors and principal executive officers are listed in its Form ADV as currently on file with the Commission (File No. 8-36540), no relevant text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York, 100 Wall Street, New York, New York 10286, Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017, the Registrant, PI, PIM and QMA, Gateway Center Two and Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29.  Management Services.

Other than as set forth under the captions “How the Fund is Managed—Manager,” “How the Fund is Managed—Investment Advisers” and “How the Fund is Managed—Distributor” in the Prospectuses of Jennison Growth Fund, Dryden Active Allocation Fund and Jennison Equity Opportunity Fund, the captions “How the Portfolios are Managed—Manager,” “How the Portfolios are Managed—Investment Adviser” and “How the Portfolios are Managed—Distributor” in the Prospectus of JennisonDryden Asset Allocation Portfolios and the caption “Investment Advisory and Other Services” in the Statement of Additional Information, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of November, 2005.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

/s/    Judy A. Rice

        Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	November 30, 2005

*	Director
Linda W. Bynoe

*	Director
David E. A. Carson

*	Director
Robert E La Blanc

*	Director
Robert F. Gunia

*	Director
Douglas H. McCorkindale

*	Director
Richard A. Redeker

*	Director
Judy A. Rice

* Robin B. Smith	Director

*	Director
Stephen G. Stoneburn

*	Director
Clay T. Whitehead

*By /s/ Jonathan D. Shain		November 30, 2005
Jonathan D. Shain
Attorney-in-fact

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

EXHIBIT INDEX

Exhibit Number	Description

(d)(1)(ii)	New Fee Schedule as of May 25, 2004.*

(g)(5)	Custodian Contract dated June 6, 2005.*

(j)	Consent of Independent Registered Public Accounting Firm.*

(m)(8)	Rule 12b-1 Fee Waiver for Class A and Class R Shares.*

(p)(1)	Amended Code of Ethics of the Registrant dated April 6, 2005.*

(p)(2)	Amended Personal Securities Trading Policy of Manager, Distributor, PIM and QMA dated January 1, 2005.*

(p)(3)	Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.*

(q)(1)	Power of Attorney dated September 7, 2005.*

*	Filed herewith.